As filed with the Securities and Exchange Commission on April 26, 2012.

Registration No. 33-43773 and 811-6459

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 35	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 78	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

(800) 346-3677

(Address and telephone number of principal executive offices)

Darin D. Smith

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

Copy to:

Mary Thornton Payne, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2012

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Contract

also known as

Modified Single Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) of the following companies listed below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

AllianceBernstein Variable Products Series Fund, Inc.

American Century Variable Portfolios, Inc.

BlackRock Variable Series Funds, Inc.

Davis Variable Account Fund, Inc.

Federated Insurance Series

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

Transamerica Series Trust

For a complete list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The value of your contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the contract is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the contract.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features and charges of the Contract may vary over time, may vary depending on your state, and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

************************************************************************

This Prospectus contains information about the Contract and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2012, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

DEFINITIONS

accumulation unit: An index used to compute the value of the contract owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The same date each year as the date of issue of the Contract.

contract year: The period from one contract anniversary to the day preceding the next contract anniversary.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the Contract was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Contracts issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

The Contract is available as a nonqualified contract or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Contract is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information — Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Contract and $2,000 for an IRA Contract. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your contract value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

The Funds Available for Investment

The funds available under the Contract are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. The expense portion compensates us for expense risks we assume if the contract maintenance and administration charges aren’t enough to cover all Contract maintenance and administration expenses. The charge equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Contract Maintenance Charge

We charge $40 at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract. We waive this charge on all Contracts with a contract value of at least $50,000 on the Contract anniversary and in certain circumstances where you own more than three Contracts. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your contract values as of the end of each of the prior four contract quarters. A pro rata amount of this charge is collected upon termination of the rider or the Contract. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per contract year without charge. However, the AllianceBernstein Large Cap Growth Subaccount, BlackRock Balanced Capital V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco Van Kampen V.I. American Franchise Subaccount are closed to transfers of contract value from other subaccounts. You may make more than six transfers among available subaccounts, but we may charge $25 per extra transfer. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

This is the only amount you may transfer from Account A to Account B during a contract year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the Contract. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that contract year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and

(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per contract year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each contract year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Federal Income Taxes”).

Death Benefit

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner (or the annuitant if the Contract has a non-natural owner) dies before the annuity date.

If you are under age 80 when the Contract is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the contract value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract. If you are age 80 or over when the Contract is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the contract value.

In all states except Washington, Illinois, and Minnesota, contract owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Contract. The Estate Enhancer benefit provides coverage in addition to the Contract’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your Contract prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your Contract.

The payment of a death benefit may have tax consequences (see “Federal Income Taxes”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. If your Contract is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA Contracts or tax sheltered annuity Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Federal Income Taxes”).

All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]

There is no charge for the first 6 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The contract maintenance charge will be assessed annually at the end of each contract year if the contract value is less than $50,000 and upon surrender if other than on the contract anniversary.
[4]

The Estate Enhancer charge will be assessed annually at the end of each contract year based on the average of your contract values as of the end of each of the prior four contract quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2011. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.63%	2.32%

[6]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may contractually or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1085	$1825	$2581	$4729

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$929	$1357	$1796	$3206

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$451	$1368	$2304	$4729

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$283	$873	$1496	$3206

The Examples reflect the $40 contract maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average contract value at the end of the four prior contract quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the Contract will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

We are a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and engaged in the sale of life insurance and annuity products. We changed our corporate location to Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, we were known as Merrill Lynch Life Insurance Company. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., (“Merrill Lynch”) a corporation whose common stock is traded on the New York Stock Exchange.

Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the Contract (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AllianceBernsten Large Cap Growth Subaccount, BlackRock Balanced Capital V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco Van Kampen V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”);. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract should not be indicative of performance of the similarly named fund available through the Contract.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of AEGON USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.25% to 0.381% annually. Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or the future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both, for some or all classes of Contracts at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the contract maintenance and administration charges be insufficient to cover all contract maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from Contracts purchased by our employees or our affiliates or from Contracts purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus® Contract has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional contract transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Contract Maintenance Charge

We charge $40 each year to reimburse us for expenses related to maintenance of the Contract. These expenses include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your contract value at the end of each contract year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the contract on any date besides a contract anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your contract value is invested. The contract maintenance charge will never increase.

We’ll waive this charge on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would normally be deducted.

Currently, a contract owner of three or more of these Contracts will be assessed no more than $120 in contract maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each contract year equal to 0.25% annually of the average of the contract values as of the end of each of the prior four contract quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between contract anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For Contracts issued before October 16, 2004, we will use 0.40%

of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per contract year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of The Contract

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the Contract is an IRA, the owner must be the annuitant. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the contract value, less any applicable fees and charges.

Only spouses may be co-owners of the Contract, except in Pennsylvania, New Jersey, and Oregon. When the Contract is issued in exchange for another contract that was co-owned by non-spouses, the Contract will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse to continue the Contract under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified Contracts may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the Contract or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the Contract to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your Contract. Only complete ownership of the Contract may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences or may be prohibited on certain qualified Contracts, so you should consult with a qualified tax advisor before assigning the Contract. (See “Federal Income Taxes”.)

Issuing the Contract

Issue Age

You can buy a nonqualified Contract if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified Contracts must also be less than 90 years old when we issue the Contract. For qualified Contracts (owned by natural persons), the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the Contract. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts.

If you change the owner, the new owner must be younger than the maximum age for a newly issued Contract.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified Contracts are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I. Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., partial withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the contract maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless any owner is not a natural person. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per contract year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading

Frequent or short-term transfers among Account A subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular Account A subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of contract value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Contract.

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next contract year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Federal Income Taxes”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any contract year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that contract year plus any amount previously transferred from Account A to Account B during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Federal Income Taxes”.)

Example. Assume that you pay an initial premium of $100,000 and a Contract is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your contract value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that contract year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your Contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Contract purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any contract year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a contract year at any time. However, you will always be permitted to make systematic withdrawals in a contract year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each contract year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same contract year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next contract year. Amounts available for withdrawal cannot be carried over to subsequent contract years. You have from the contract anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each contract year. Once canceled, you can’t activate the program again until the next contract year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Contract

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, contract value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current contract year and before the next contract anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•

If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that contract year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Contract after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable contract maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Federal Income Taxes”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or
(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Federal Income Taxes”. See also “Ownership of the Contract”.)

Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner dies before the annuity date. If you are under age 80 when the Contract is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the Contract. The death benefit for contract owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the contract value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we pay the death benefit in a lump sum. For multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death his or her share of the death benefit. We will not pay any remaining beneficiary his or her share of the death benefit until we receive proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death or 60 days following our receipt of a certified death certificate, whichever is sooner.

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are not payable on the death of an annuitant unless any owner is a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if the owner (or the annuitant if the owner is a non-natural person) dies before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the owner’s (or the annuitant’s as applicable) date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Income Taxes — Taxation of Death Benefit Proceeds”).

Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)	we calculate an anniversary value for each contract anniversary through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).

(d)	We compare the GMDB plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

EXISTING CONTRACT OWNERS PLEASE NOTE: If your Contract was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your Contract may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Contract Forms ML-VA-001 and ML-VA-002.

Regardless of whether your Contract was issued on Contract Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-001 (which was in use before Contract Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your Contract.

If your Contract was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your Contract.

If you would like assistance in determining which death benefit applies to you, please consult your Contract or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Contract, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified Contracts. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all contracts issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the contract value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the Contract, or if the Contract otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your Contract. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your Contract, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the contract value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

As described under “Spousal Continuation”, if a surviving spouse continues the Contract, the contract value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Contract, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Contract as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the contract value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Contract, the Estate Enhancer benefit will terminate.

You may change the owner of the Contract to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse may elect to continue the Contract (except under tax sheltered annuities). If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. We will compare the contract value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we would have determined the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of contract value based on the ratio of your contract value in each subaccount to your contract value prior to the increase.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA Contracts or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the Contract date.

For Contracts issued on Contract Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned Contracts), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your tax advisor if the Contract will be owned by a non-natural person.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to owners of qualified contracts to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Contract.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA contract owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Contract. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Advisor regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)	equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);
(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your contract value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

— GMIB Maximum Anniversary Value for Account A; and

— GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the Contract and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the Contract and on each contract anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Contract or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the Contract Year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous Contract Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Contract Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Contract Year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the contract year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that contract year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified contracts), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

— Life Annuity

— Joint and Survivor Life Annuity

— Life Annuity with Payments Guaranteed for 10 Years

— Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the Contract was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

FEDERAL INCOME TAXES

Federal Income Taxes

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If your annuity is independent of any formal retirement or pension plan, it is termed a nonqualified contract. If you invest in a variable annuity as part of an individual retirement annuity or tax sheltered annuity, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

Diversification Requirements

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

Owner Control

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Account assets.

Required Distributions

To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

If any contract owner is a non-natural person, the death of the annuitant will be treated as the death of an owner for purposes of Section 72(s).

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

The nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.

Other rules regarding required distributions apply to qualified Contracts.

If you have a qualified contract, you will be required to take minimum required distributions. If you elect to take a withdrawal from this contract to satisfy your minimum required distribution requirement and your minimum required distribution amount exceeds your guaranteed income amount, you will have to withdraw more than the guaranteed income amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed income benefit. You should consult a tax adviser before purchasing the GMIB feature with a qualified contract.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. For qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMIB feature itself. Consult a tax advisor.

Taxation of Annuities

In General

IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the contract value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the contract value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

The owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the contract value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor. The following discussion applies generally to Contracts owned by a natural person:

Withdrawals and Surrenders

When you take a withdrawal from a nonqualified Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the Contract. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified Contract can be zero.

If you withdraw your entire contract value, you will be taxed only on the part that exceeds your investment in the Contract.

Annuity Payments

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts, including any Estate Enhancer benefit, may be paid from a Contract because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Contract’s benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Estate Enhancer benefit should not be treated as a distribution received by the Contract owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting this optional benefit under the Contract.

Penalty Tax on Some Withdrawals

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. Also, additional exceptions apply to distributions from an Individual Retirement Annuity or tax sheltered annuity. You should consult a tax advisor with regard to exceptions from the penalty tax.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Transfers, Assignments, Annuity Dates, or Exchanges of a Contract

Transferring or assigning ownership of the Contract, designating an annuitant who is not the owner, selecting certain maturity dates, designating a payee or beneficiary who is not also the owner, selecting certain annuity dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, except for certain distributions from tax sheltered annuities, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

All nonqualified deferred annuity Contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity Contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. - source income that is generally subject to United Stated federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Optional Benefit Riders

It is possible that the IRS may take the position that fees deducted for certain optional benefit riders, such as the GMIB and the Estate Enhancer, are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions, and other transactions with respect to the Contract comply with the law.

Individual Retirement Programs

Traditional IRAs

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” This Contract is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Roth IRAs

A Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income, or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues For IRAs and Roth IRAs

Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not have tax withheld from distributions.

The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether death benefit provisions such as the guaranteed minimum death benefit provisions adversely affect the qualification of the Contract as an IRA or Roth IRA. The Estate Enhancer benefit is not available with an IRA or Roth IRA.

Note: The Treasury made changes to the Required Minimum Distribution (“RMD”) rules which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB or GMIB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation.

Tax Sheltered Annuities

Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death, or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

The GMDB could be characterized as an incidental death benefit, the amount of which is limited under any Section 403(b) annuity contract. Because the GMDB may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, any employer using the Contract in connection with such a plan should consult its tax advisor.

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Taxable “eligible rollover distributions” from tax sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the IRC, distributions in a specified annuity form or, hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. The Contract includes a guaranteed minimum death benefit, that could be characterized as an incidental benefit, the amount of which is limited in a tax sheltered annuity. Because the guaranteed minimum death benefit may exceed this limitation, individuals using the Contract in connection with such plans should consult their tax advisors. The Estate Enhancer benefit is not currently available with a tax sheltered annuity. As noted above, the value of certain death benefits and other benefits under the Contract may need to be considered in calculating minimum required distributions. (See “Note” under “Other Tax Issues For IRAs and Roth IRAs.”)

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/MerrillLynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals, other than full surrenders

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each Fund, the value of each accumulation unit, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge. Reduced compensation may be paid on Contracts purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and

Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Accounts are a party or to which the assets of the Accounts are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Accounts, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the Separate Accounts A & B as of December 31, 2011, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
Invesco V.I. Capital Appreciation Fund – Series I Shares(1) Sub-Account inception December 18, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$12.09 $10.61 $8.88 $15.66 $14.17 $13.51 $12.58 $11.96 $9.36 $12.54 $16.57 $18.86 $13.22	$10.99 $12.09 $10.61 $8.88 $15.66 $14.17 $13.51 $12.58 $11.96 $9.36 $12.54 $16.57 $18.86	1,616,462.4 1,796,713.6 1,982,690.1 2,238,378.0 3,951,922.1 5,101,316.9 6,445,557.2 7,941,251.2 6,910,850.5 8,025,721.1 10,501,783.4 12,692,918.0 8,479,385.9
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2011 2010 2009 2008 2007 2006	$11.16 $10.32 $8.15 $11.83 $11.09 $10.24	$11.00 $11.16 $10.32 $8.15 $11.83 $11.09	4,301,442.2 4,863,913.1 5,548,329.0 6,366404.3 7,650,152.5 9,365,385.9
AllianceBernstein VPS Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09 $10.00	$6.26 $8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09	787,464.2 1,032,284.2 902,076.7 449,553.6 600,929.7 519,722.8 565,785.8 792,831.6 828,028.4 411,448.1 3,408,114.3
AllianceBernstein VPS Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17 $19.28	$15.93 $16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17	4,282,597.8 4,866,442.5 5,486,665.0 6,433,602.6 7,661,423.6 9,513,447.5 12,113,592.7 15,304,302.7 27,284,337.0 31,618,066.4 39,464,410.9 43,927,124.9 42,583,927.7
American Century VP International Fund – Class I Sub-Account inception May 1, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10 $10.00	$9.92 $11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10	3,416,457.1 3,909,759.4 4,415,605.4 5,858,080.3 5,717,230.0 5,101,444.9 5,604,296.2 6,558,283.5 5,389,464.6 5,041,841.7 4,233,366.1
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67 $10.00	$10.72 $10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67	384,034.7 426,766.5 482,761.7 6,278,274.7 896,244.7 1,044,978.4 1,251,178.2 154,232.3

		Beginning AUV	Ending AUV	# Units
BlackRock Balanced Capital V.I. – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09 $18.73	$21.30 $20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09	1,053,099.6 1,200,739.7 1,373,382.3 1,644,847.8 2,030,408.1 2,496,799.6 3,099,623.5 3,675,588.7 4,388,624.1 5,238,232.4 6,379,947.1 5,917,008.4 7,254,197.1
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86 $20.81	$35.22 $36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86	5,207,628.3 6,028,904.6 6,867,560.5 8,125,218.2 11,533,297.5 14,550,785.4 19,289,925.3 24,871,043.0 28,354,204.0 30,717,375.1 32,950,655.6 32,033,529.3 32,438,211.6
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81 $10.00	$9.25 $10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81	9,052,463.2 11,656,587.3 13,448,854.5 4,707,213.2 5,281,231.4 6,401,247.1 12,768,261.5 15,080,640.0 15,516,973.2 13,264,514.6 8,002,014.8
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38 $17.02	$31.59 $33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38	14,028,628.7 14,974,120.4 16,123,698.6 17,270,375.4 18,516,661.2 21,428,531.4 24,108,337.9 24,110,581.6 22,469,238.8 20,901,685.5 22,994,595.1 26,893,300.8 31,675,601.7
BlackRock Global Opportunities V.I. Fund – Class I Sub-Account inception June 5, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69 $10.74	$12.49 $14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69	2,286,351.4 2,595,934.2 3,031,907.2 3,096,555.7 3,755,605.5 3,775,305.3 3,893,649.2 8,181,883.5 9,055,643.3 10,256,753.2 11,432,780.1 19,603,914.4 11,158,593.7

		Beginning AUV	Ending AUV	# Units
BlackRock U.S. Government Bond V.I Fund – Class I Sub-Account inception May 16, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95 $13.36	$20.96 $19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95	5,364,713.0 7,594,949.5 8,885,292.2 10,267,783.2 11,032,250.4 12,477,830.3 14,380,031.5 15,486,013.3 20,466,500.5 25,047,294.4 22,840,454.2 21,134,395.4 26,086,856.7
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92 $16.18	$29.55 $28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92	3,441,632.4 3,445,333.4 3,988,449.1 4,800,419.9 5,751,551.8 7,798,004.0 9,802,703.0 12.701,546.8 14,782,130.1 15,247,591.1 20,369,245.5 23,373,205.6 26,535,665.7
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17 $11.08	$14.50 $17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17	6,046,504.9 6,603,773.2 7,627,322.6 6,756,411.4 10,509,214.4 14,169,614.9 16,310,930.3 19,033,126.6 19,807,166.8
BlackRock Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89 $22.28	$30.87 $30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89	5,202,154.1 5,847,898.4 6,643,094.1 8,006,102.1 10,382,623.8 12,699,108.3 14,507,568.5 16,372,611.0 17,864,899.2 19,455,855.7 21,872,938.2 25,660,426.4 28,750,257.4
BlackRock Large Cap Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88 $8.80	$9.83 $9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88	6,376,009.5 7.645,593.1 9,008,785.6 12,163,262.6 13,658,361.3 15,730,644.8 15,997,010.9 15,568,713.5 6,240,868.3

		Beginning AUV	Ending AUV	# Units
BlackRock Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83 $10.00	$13.50 $13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83	5,179,964.3 6,275,498.5 7,414,260.3 9,017,390.5 6,711,683.1 8,616,538.0 8,866,791.8 8,560,087.4 7,822,626.6 6,809,319.2 1,258,222.7
BlackRock Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82 $12.39	$14.33 $14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82	10,049,256.4 11,673,107.5 14,773,811.0 12,981,608.2 11,758,538.7 13,042,974.1 14,221,087.5 17,637,574.3 22,355,053.1 28,738,375.9 29,585,818.8 25,465,430.4 33,181,894.2
BlackRock Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59 $14.59	$16.16 $16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59	207,615.5 260,492.4 277,461.6 349,180.3 306,575.3 408,562.9 411,192.6 423,127.6 461,966.9
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96 $16.79	$17.43 $17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96	5,218,802.7 5,818,817.8 6,534,349.8 7,433,340.3 8,711,063.3 10,626,354.7 13,423,583.7 16,719,580.1 17,846,470.4 17,963,770.6 21,190,706.5 22,709,749.8 22,900,998.5
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72 $15.28	$23.46 $22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72	6,066,172.4 7,011,293.7 8,153,508.7 10,325,812.3 14,340,110.5 17,947,238.6 21,235,672.3 25,579,969.7 30,462,610.6 33,147,722.3 34,517,334.7 28,210,223.4 32,859,390.2

		Beginning AUV	Ending AUV	# Units
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12 $19.91	$31.01 $29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12	479,700.7 556,062.9 646,013.0 765,463.7 940,734.4 1,217,584.7 1,460,485.8 1,749,447.7 2,105,169.4 2,509,787.9 3,227,019.1 4,076,374.7 5,102,928.3
BlackRock Value Opportunities V.I. Fund – Class I Sub-Account inception February 21, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45 $15.45	$38.72 $40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45	3,304,663.1 3,878,144.0 4,307,603.6 3,960,632.6 5,403,880.4 6,875,035.0 8,664,083.6 11,.959,661.1 14,659,369.3 16,380,006.3 20,951,548.1 22,009,316.5 22,646,932.9
Davis Value Portfolio Sub-Account inception May 1, 2001	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28 $10.00	$11.03 $11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28	4,245,632.2 9,149,999.7 10,496,427.8 5,931,871.7 8,976,541.7 10,961,194.6 12,039,070.5 11,622,640.1 10,060,406.4 7,947,780.8 6,727,793.0
Federated Capital Appreciation Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66 $10.00	$10.84 $11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66	297,179.4 366,693.1 424,406.1 3,728,816.6 126,851.8 88,275.9 87,630.2 62,722.5
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14 $10.00	$12.09 $14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14	1,325,791.2 1,616,044.3 1,734,398.2 961,183.6 1,016,840.4 903,840.5 827,311.5 523,100.9

		Beginning AUV	Ending AUV	# Units
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30 $15.66	$17.10 $17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30	2,713,372.4 3,006,570.9 3,310,558.4 3,466,226.9 3,996,439.6 4,988,201.9 7,484,430.4 9,274,116.1 11,141,156.1 12,747,207.1 17,457,850.7 21,939,638.7 17,748,946.8
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51 $10.00	$15.89 $15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51	14,217,266.5 16,082,187.8 17,469,139.0 14,265,903.3 17,706,260.0 19,009,898.3 20,022,509.8 18,717,651.9 14,558,447.2 9,661,753.1
Invesco Van Kampen V.I. Comstock Fund – Series I Shares Sub-Account inception May 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29 $10.00	$11.52 $11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29	4,320,617.4 1,188,270.2 1,176,354.4 6,992,788.6 3,493,957.2 4,270,365.2 3,910,546.6 541,712.8

(1)	Invesco V.I. Capital Appreciation Fund reorganized into Invesco Van Kampen V.I. Capital Growth Fund and will then be renamed Invesco Van Kampen V.I. American Franchise Fund.

The Invesco Van Kampen V.I. American Franchise Fund, TA AEGON Tactical Vanguard ETF – Balanced Fund, TA AEGON Tactical Vanguard ETF – Conservative Fund, TA AEGON Tactical Vanguard ETF – Growth Fund, TA Legg Mason Dynamic Allocation – Balanced Fund, TA Legg Mason Dynamic Allocation – Growth Fund, TA Vanguard ETF Index – Balanced Fund, TA Vanguard ETF Index – Conservative Fund and the TA Vanguard ETF Index – Growth Fund had not commenced operations as of December 31, 2011 therefore, comparable data is not available.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION

Selling the Contract

Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

Other Subaccount Yields

Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco Van Kampen V.I. Comstock Fund	Invesco Van Kampen V.I. Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
AllianceBernstein Variable Products Series Fund, Inc. – Class A
AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
American Century Variable Portfolios, Inc. – Class I
VP International Fund	VP International Fund	American Century Investment Management, Inc.
Investment Objective: Capital growth.
VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Long-term capital growth.
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Capital appreciation and income.
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital appreciation.
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High level of current income.
BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Current income and long-term growth of income accompanied by growth of capital.
BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Core V.I. Fund	BlackRock Advisors, LLC
Investment Objective: High total investment return.
BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Value V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Money Market V.I. Fund*	BlackRock Money Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Preserve capital, maintain liquidity, and achieve the highest possible current income.
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Maximize total return, consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Highest possible current income consistent with protection of capital.
BlackRock Value Opportunities V.I. Fund	BlackRock Value Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
Davis Variable Account Fund, Inc.
Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Federated Insurance Series – Primary Shares
Federated Capital Appreciation Fund II	Federated Capital Appreciation Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
Federated Kaufmann Fund II	Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
MFS® Variable Insurance Trust - Initial Class
MFS® Growth Series	MFS® Growth Series	MFS® Investment Management
Investment Objective: Capital appreciation.
PIMCO Variable Insurance Trust - Administrative Class Shares
Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC
Investment Objective: Maximum total return, consistent with preservation of capital.
Transamerica Series Trust - Service Class
TA AEGON Tactical Vanguard ETF – Balanced	Transamerica AEGON Active Asset Allocation – Moderate VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA AEGON Tactical Vanguard ETF – Conservative	Transamerica AEGON Active Asset Allocation – Conservative VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA AEGON Tactical Vanguard ETF – Growth	Transamerica AEGON Active Asset Allocation – Moderate Growth VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Vanguard ETF Index – Balanced	Transamerica Index 50 VP	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF Index – Conservative	Transamerica Index 35 VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Vanguard ETF Index – Growth	Transamerica Index 75 VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
Additional Information:
The following subaccount was closed to new investments on December 6, 1996:
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Balanced Capital V.I. Fund	BlackRock Balanced Capital V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Level of current income.
BlackRock Equity Dividend V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term total return and current income.
Effective December 12, 2011, the following subaccounts are closed to new investments:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco Van Kampen V.I. American Franchise Fund(1)	Invesco Van Kampen V.I. American Franchise Fund(1)	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AllianceBernstein Variable Products Series Fund, Inc. – Class A
AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
1.	Invesco V.I. Capital Appreciation Fund reorganized into Invesco Van Kampen V.I. Capital Growth Fund and was renamed Invesco Van Kampen V.I. American Franchise Fund.

*	Available both through Account A and Account B.

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of Contracts issued on Contract Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such Contracts is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Contract Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your Contract was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach age 80, or the date of your death.

(c)	Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a Contract on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the contract owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the contract owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
		TRANSACTIONS		CONTRACT	PREMIUMS	GREATEST	ATTAINED AGE 80 ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The contract is issued CV = $100,000, X = $100,000, Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80) DB = $100,000	$100,000		$100,000	$100,000	$ 0	$ 0	$100,000 (Greater of CV or GMDB)
6/1/10	First contract anniversary Assume contract value increased $4,000 due to positive investment performance CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80) DB = greatest ($104,000, $105,000, $0, $0) = $105,000			$104,000	$105,000	$ 0	$ 0	$105,000 (Greater of CV or GMDB)
6/1/11	Second contract anniversary Assume contract value increased $16,000 due to positive investment performance CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80) DB = greatest ($120,000, $110,250, $0, $0) = $120,000			$120,000	$110,250	$ 0	$ 0	$120,000 (Greater of CV or GMDB)
6/1/16	Seventh Contract anniversary Assume contract value increased $40,000 due to positive investment performance CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the contract owner has not attained age 80) DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000			$160,000	$140,710	$160,000	$ 0	$160,000 (Greater of CV or GMDB)
6/1/17	Eighth Contract anniversary Assume contract value decreased $30,000 due to negative investment performance CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the contract owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000			$130,000	$147,746	$168,000	$ 0	$168,000 (Greater of CV or GMDB)
6/1/18	Twelfth Contract Anniversary Assume contract value increased $80,000 due to positive investment performance CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)

Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Contract Form ML-VA-001 (except Contracts issued in Washington)

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th contract year.
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

(c)	Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

Appendix E

Calculation of the 5% Rising Floor (for Contracts issued in the state of Washington on Contract Forms ML-VA-001 and

ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your contract value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your Contract was issued on Contract Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

If your Contract was issued on Contract Form ML-VA-001, interest accrues until the last day of the 20th contract year.

Appendix F — Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

					(A)	(B)	(C)
					PREMS LESS ADJ.	MAX ANNIV.	CONTRACT
			TRANSACTIONS
DATE			PREM.	WITHDR.	WITHDRS.	VALUE (MAV)	VALUE	DEATH BENEFIT
6/1/09	The contract is issued MAV is $0 until first contract anniversary		$100,000		$100,000	$ 0	$100,000	$100,000 (maximum of (A), (B), (C))
6/1/10	First contract anniversary Assume contract value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = Contract value on 6/1/2010 = $110,000 MAV = greatest of anniversary values = $110,000				$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
12/1/10	Owner puts in $10,000 additional premium Assume contract value decreased $6,000 due to negative investment performance Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000 MAV = greatest of anniversary values = $120,000		$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))
1/1/11	Owner takes a $50,000 withdrawal Assume contract value decreased $14,000 due to negative investment performance Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000			$50,000	$ 50,000	$ 60,000	$ 50,000	$60,000 (maximum of (A), (B), (C))
	Adjusted withdrawal	= withdrawal × maximum (MAV, prems – adj. Withdrs.)
		Contract value
		= $50,000 × maximum (120,000 , 110,000)/100,000
		= $50,000 × 120,000/100,000 = $60,000
	(Note: All values are determined immediately prior to the withdrawal) MAV = greatest of anniversary values = $60,000
6/1/11

Second contract anniversary

Assume contract value increased $5,000 due to positive investment performance

Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011 = contract value on 6/1/2009 = $55,000

MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000

					$ 50,000	$ 60,000	$ 55,000	$60,000 (maximum of (A), (B), (C))
6/1/12

Third Contract anniversary

Assume contract value increased $10,000 due to positive investment performance

Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011= contract value on 6/1/2011 = $55,000

Anniversary value for 6/1/2012 = contract value on 6/1/2012 = $65,000

MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000

					$ 50,000	$ 65,000	$ 65,000	$65,000 (maximum of (A), (B), (C))

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts: Assume that a couple (ages 60 and 55) purchase a Contract on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Contract value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the contract owner.

Net Premiums	$100,000
Contract Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$ 45,000	*

*	Assuming the contract value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2012, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2011, 2010 and 2009, Transamerica Capital, Inc. received $11,801,950, $3,611,843, and $12,063,992, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

[Ernst & Young LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2011 and 2010, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 29, 2012

1

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2011	2010
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2011 - $1,688,276; 2010 - $1,565,004)	$1,842,081	$1,628,394
Fixed maturity trading securities	2,521	23,138
Equity available-for-sale securities, at estimated fair value (cost: 2011 - $36,145; 2010 - $15,202)	31,040	12,990
Limited partnerships	8,119	9,687
Mortgage loans on real estate	55,667	62,890
Policy loans	792,602	827,638

Total investments	2,732,030	2,564,737

Cash and cash equivalents	328,844	308,614
Accrued investment income	37,986	38,121
Deferred policy acquisition costs	45,039	31,437
Deferred sales inducements	10,355	7,270
Value of business acquired	309,559	335,051
Goodwill	2,800	2,800
Federal income taxes - deferred	—	4,467
Reinsurance receivables - net	2,439	4,158
Receivable for investments sold - net	1,089	371
Other assets	38,606	32,241
Separate Accounts assets	7,007,468	8,163,032

Total Assets	$10,516,215	$11,492,299

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS - Continued

	December 31,
(dollars in thousands, except share data)	2011	2010
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,453,395	$1,551,317
Future policy benefits	475,875	362,587
Claims and claims settlement expenses	45,504	33,677

Total policyholder liabilities and accruals	1,974,774	1,947,581

Payables for collateral under securities loaned	243,982	160,363
Derivative liabilities	1,341	353
Federal income taxes - current	2,450	4,106
Federal income taxes - deferred	7,879	—
Affiliated payables - net	8,036	11,199
Other liabilities	7,382	9,163
Separate Accounts liabilities	7,007,468	8,163,032

Total Liabilities	9,253,312	10,295,797

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,366,636
Accumulated other comprehensive income, net of taxes	75,229	27,487
Retained deficit	(181,462)	(200,121)

Total Stockholder’s Equity	1,262,903	1,196,502

Total Liabilities and Stockholder’s Equity	$10,516,215	$11,492,299

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Revenues
Policy charge revenue	$202,216	$204,618	$203,926
Net investment income	127,519	127,647	122,937
Net realized investment losses
Other-than-temporary impairment losses on securities	(3,743)	(5,469)	(14,719)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	3,572	4,335	4,753
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(1,004)	(423)	106

Net other-than-temporary impairment losses on securities recognized in income	(1,175)	(1,557)	(9,860)
Net realized investment losses, excluding other-than-temporary impairment losses on securities	(10,724)	(22,889)	(48,425)

Net realized investment losses	(11,899)	(24,446)	(58,285)

Total Revenues	317,836	307,819	268,578

Benefits and Expenses
Interest credited to policyholder liabilities	73,529	79,066	79,555
Policy benefits (net of reinsurance recoveries: 2011 - $13,529; 2010 - $16,926; 2009 - $3,810)	181,292	30,630	51,104
Reinsurance premium ceded	11,093	14,360	7,253
Amortization (accretion) of deferred policy acquisition costs	(13,104)	(3,690)	10,605
Amortization and impairment of value of business acquired	12,152	20,353	155,521
Insurance expenses and taxes	49,176	53,940	75,713

Total Benefits and Expenses	314,138	194,659	379,751

Income (Loss) Before Taxes	3,698	113,160	(111,173)

Federal Income Tax Expense (Benefit)
Current	(1,151)	(436)	7,292
Deferred	(13,810)	(24,266)	84,636

Federal Income Tax Expense (Benefit)	(14,961)	(24,702)	91,928

Net Income (Loss)	$18,659	$137,862	$(203,101)

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Net Income (Loss)	$18,659	$137,862	$(203,101)

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding losses arising during the period	89,291	76,723	113,729
Reclassification adjustment for (gains) losses included in net income (loss)	(4,121)	5,353	23,338

	85,170	82,076	137,067

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	(3,572)	(4,335)	(4,753)
Change in previously recognized unrealized other-than-temporary impairments	4,920	401	406
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	1,004	423	(106)

	2,352	(3,511)	(4,453)

Adjustments
Policyholder liabilities	(1,388)	(1,672)	3,710
Deferred policy acquisition costs	—	—	(1,481)
Value of business acquired	(12,235)	(18,611)	(46,657)
Deferred federal income taxes	(26,157)	(20,691)	(29,655)

	(39,780)	(40,974)	(74,083)

Total other comprehensive income, net of taxes	47,742	37,591	58,531

Comprehensive Income (Loss)	$66,401	$175,453	$(144,570)

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital	$1,366,636	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$27,487	$(10,104)	$(65,178)
Total other comprehensive income, net of taxes	47,742	37,591	58,531
Cumulative effect of adoption of other-than-temporary impairment guidance	—	—	(3,457)

Balance at end of year	$75,229	$27,487	$(10,104)

Retained Earnings (Deficit)
Balance at beginning of year	$(200,121)	$(337,983)	$(138,339)
Net income (loss)	18,659	137,862	(203,101)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	—	3,457

Balance at end of year	$(181,462)	$(200,121)	$(337,983)

Total Stockholder’s Equity	$1,262,903	$1,196,502	$1,021,049

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$18,659	$137,862	$(203,101)
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities
Change in deferred policy acquisition costs	(13,602)	(4,707)	(3,940)
Change in deferred sales inducements	(3,085)	(974)	936
Change in value of business acquired	12,152	20,353	155,521
Change in benefit reserves	109,378	(51,419)	(29,116)
Change in federal income tax accruals	(15,467)	(24,352)	94,228
Change in claims and claims settlement expenses	11,827	831	(6,037)
Change in other operating assets and liabilities, net	(10,174)	30,421	(5,919)
Amortization (accretion) of investments	1,438	775	(2,697)
Limited partnership asset distributions	(1,152)	(386)	(411)
Interest credited to policyholder liabilities	73,529	79,066	79,555
Net increase in fixed maturity trading securities	(326)	(1,564)	—
Net realized investment losses	11,899	24,446	58,285

Net cash and cash equivalents provided by operating activities	195,076	210,352	137,304

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	181,763	483,148	354,643
Maturities of available-for-sale securities and mortgage loans	116,349	160,270	173,439
Purchases of available-for-sale securities	(428,704)	(861,126)	(363,846)
Sales of trading securities	20,943	—	—
Sales of limited partnerships	2,877	3,189	2,660
Change in affiliated short-term note receivable	—	40,000	(40,000)
Change in payable for collateral under securities loaned	83,619	11,313	(33,401)
Change in derivative liability	988	353	—
Policy loans on insurance contracts, net	35,036	39,723	46,521
Net settlement on futures contracts	(18,571)	(26,864)	(48,105)
Other	(218)	873	1,957

Net cash and cash equivalents provided by (used in) investing activities	$(5,918)	$(149,121)	$93,868

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$27,592	$40,784	$284,846
Policyholder withdrawals	(196,520)	(222,249)	(516,074)

Net cash and cash equivalents used in financing activities	(168,928)	(181,465)	(231,228)

Net increase (decrease) in cash and cash equivalents (1)	20,230	(120,234)	(56)
Cash and cash equivalents, beginning of year	308,614	428,848	428,904

Cash and cash equivalents, end of year	$328,844	$308,614	$428,848

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2011 - $94; 2010 - $109; 2009 - $65); interest paid (2011 - $18; 2010 - $36; 2009 - $28); federal income taxes paid (2011 - $500; 2010 - $3,200; 2009 - $3,100); and federal income taxes received (2011 - $0; 2010 - $3,589; 2009 - $5,400)

See Notes to Financial Statements

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior periods.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company holds fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that AEGON can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

9

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, during 2011, the Company began performing back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will not be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

10

Limited partnerships

At December 31, 2011 and 2010, the Company had investments in two limited partnerships that are not publicly traded. One of the partnerships is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining partnership, which is in liquidation, is carried at cost.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve based on a percentage of the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. The Company has entered into short futures contracts to hedge minimum guarantees on variable annuity contracts. The Company has also entered into variance swaps to hedge the costs of the volatility of the Standard & Poor’s 500 Composite Stock Price Index (“S&P”) market. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. All derivatives recognized on the Balance Sheets are carried at fair value with changes in fair value recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures occur daily. The fair value of variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. At termination the final fair value is recorded as a realized investment gain (loss) in the Statements of Income. Variance swaps do not accrue interest, and typically, no cash is exchanged at initiation.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

11

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the financial statements for further discussion.

DAC

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011, 2010 and 2009. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly

12

reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. The Company performed the annual test of goodwill at December 31, 2011, 2010 and 2009 and determined there was no impairment of goodwill.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2011	2010
Interest-sensitive life products	4.00% - 4.85%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 6.05%	0.25% - 6.15%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 2.55% to 5.75% during 2011 and 2010, respectively. See Note 5 to the Financial Statements for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

13

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures

On January 1, 2011, the Company adopted guidance (Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements) requiring separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

ASC 944, Financial Services—Insurance

On January 1, 2011, the Company adopted guidance (ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments) clarifying that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interest and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The adoption did not impact the Company’s results of operations or financial position.

ASC 350, Intangibles—Goodwill and Other

On January 1, 2011, the Company adopted guidance (ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts), which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The adoption did not have a material impact on the Company’s results of operations and financial position.

ASC 310, Receivables

On April 1, 2011, the Company early adopted guidance, retrospectively to January 1, 2011, (ASU 2011-02, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring), which provides clarification to help creditors in determining whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. Additionally, the Company is now required to provide the previously deferred qualitative and quantitative disclosures about troubled debt restructurings in accordance with ASU 2010-20, including how financing receivables were modified and the financial effects of the modifications. The adoption did not have a material impact on the Company’s results of operations and financial position.

14

Accounting Guidance Adopted in 2010

ASC 820, Fair Value Measurements and Disclosures

The Company adopted guidance (ASU 2010-06, Improving Disclosures about Fair Value Measurements), which included new disclosures and clarifications of existing disclosures about fair value measurements for the period ended March 31, 2010. The guidance requires disclosure of significant transfers in and out of Levels 1 and 2 of the fair value hierarchy and reasons for the transfers. Additionally, the ASU clarified the level of disaggregation for fair value disclosures, requiring disclosures for each class of assets and liabilities. The guidance clarifies that a reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 310, Receivables

The Company adopted guidance (ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses), which required new and expanded financial statement disclosures for the period ended December 31, 2010. An entity is required to provide qualitative and quantitative disclosures about the allowance for credit losses, credit quality, impaired loans, modifications, and nonaccrual and past due financing receivables. In addition, the disclosures must be disaggregated by portfolio segment or class of financing receivable based on how a company develops its allowance for credit losses and how it manages its credit exposure. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

Future Adoption of Accounting Guidance

ASC 944, Financial Services—Insurance

In October 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance prospectively on January 1, 2012. The adoption is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments represent clarifications of existing requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012. The adoption will affect disclosures but is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 220, Comprehensive Income

•

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of OCI.

Regardless of format, an entity is required to present items that are reclassified from OCI to net income in both net income and OCI. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and anticipates no impact on the Company’s results of operations and financial position.

15

•

In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This guidance defers the portion of ASU 2011-05 that requires an entity to present reclassification adjustments and the effect of those reclassification adjustments on the face of the financial statements where net income is presented, by component of net income, and on the face of the financial statements where OCI is presented, by component of OCI. The deferral is effective at the same time as ASU 2011-05, for fiscal years, and interim periods within those years, beginning after December 15, 2011.

ASC 350, Intangibles—Goodwill and Other

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which gives entities the option of performing a qualitative assessment to determine whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, a company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company does not need to perform further testing. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company would have to perform the two step goodwill impairment test. The option is unconditional so it may be skipped in any reporting period and an entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning on or after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and does not expect the adoption to have a material impact on the Company’s results of operations and financial position.

ASC 210, Balance Sheet

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company will adopt the guidance on January 1, 2013, which affects disclosures and therefore will not impact the Company’s results of operations and financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

16

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,164,173	$—	$1,164,173
Asset-backed securities	—	96,783	9,365	106,148
Commercial mortgage-backed securities	—	119,050	—	119,050
Residential mortgage-backed securities	—	82,770	1,449	84,219
Municipals	—	1,210	—	1,210
Government and government agencies
United States	356,960	—	—	356,960
Foreign	3,779	6,542	—	10,321

Total fixed maturity AFS securities (a)	360,739	1,470,528	10,814	1,842,081
Fixed maturity trading securities - corporate securities (a)	—	2,521	—	2,521
Equity securities (a)
Banking securities	—	24,993	—	24,993
Other financial services securities	—	394	—	394
Industrial securities	—	5,653	—	5,653

Total equity securities (a)	—	31,040	—	31,040
Cash equivalents (b)	—	336,130	—	336,130
Limited partnerships (c)	—	—	8,119	8,119
Separate Accounts assets (d)	7,007,468	—	—	7,007,468

Total assets	$7,368,207	$1,840,219	$18,933	$9,227,359

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$14,120	$14,120
Derivative liabilities (f)	—	1,341	—	1,341

Total liabilities	$—	$1,341	$14,120	$15,461

17

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,120,974	$—	$1,120,974
Asset-backed securities	—	91,210	11,244	102,454
Commercial mortgage-backed securities	—	139,330	504	139,834
Residential mortgage-backed securities	—	101,263	2,886	104,149
Municipals	—	1,475	—	1,475
Government and government agencies
United States	149,652	—	—	149,652
Foreign	3,699	6,157	—	9,856

Total fixed maturity AFS securities (a)	153,351	1,460,409	14,634	1,628,394
Fixed maturity trading securities - corporate securities (a)	—	23,138	—	23,138
Equity securities (a)
Banking securities	—	7,054	—	7,054
Other financial services securities	—	520	—	520
Industrial securities	—	5,416	—	5,416

Total equity securities (a)	—	12,990	—	12,990
Cash equivalents (b)	—	317,321	—	317,321
Limited partnerships (c)	—	—	9,415	9,415
Separate Accounts assets (d)	8,163,032	—	—	8,163,032

Total assets	$8,316,383	$1,813,858	$24,049	$10,154,290

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(25,416)	$(25,416)
Derivative liabilities (f)	—	353	—	353

Total liabilities	$—	$353	$(25,416)	$(25,063)

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2011, less than 0.5% of fixed maturity AFS securities were valued using internal models.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining limited partnership is carried at cost and is not included in the abovementioned table.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host variable annuity contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

18

(f)	Derivative liabilities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include variance swaps for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap.

During 2011 and 2010, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$9,415	$14,634	$7,604	$37,041

Change in unrealized gains (b)	—	840	—	4,125
Purchases	—	—	—	27,941
Sales	(2,663)	(4,191)	(712)	(3,781)
Transfers into Level 3	—	4	—	3,256
Transfers out of Level 3	—	(508)	—	(54,058)
Changes in valuation (c)	215	35	2,137	110
Net realized investment gains (d)	1,152	—	386	—

Balance at end of period (a)	$8,119	$10,814	$9,415	$14,634

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.
(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity AFS securities at December 31, 2011 was primarily due to sales and availability of market observable data (Level 2). At December 31, 2010, the decrease was also due to an increase in market activity.

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 135 basis points (“bps”) and 90 bps at December 31, 2011 and 2010, respectively.

19

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 25.9% at December 31, 2011 and 24.8% at December 31, 2010. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance
Balance at beginning of period (b)	$31,001	$(56,417)	$45,987	$(58,746)

Changes in interest rates (a)	55,032	(27,361)	20,355	(8,533)
Changes in equity markets (a)	20,561	(9,759)	(10,022)	4,653
Other (a)	2,043	(980)	(25,319)	6,209

Balance at end of period (b)	$108,637	$(94,517)	$31,001	$(56,417)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2011, the change in GMWB and GMIB reinsurance reserves was primarily driven by the reduction in risk neutral rates and lower equity market performance. During 2010, the decrease in the GMWB and GMIB reinsurance reserves was principally driven by the improved equity markets and updated policyholder behavior assumptions offset by a decline in risk neutral rates.

20

Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2011 and 2010 were:

	December 31, 2011
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,068,904	$99,060	$(3,791)	$1,164,173
Asset-backed securities	107,373	5,944	(7,169)	106,148
Commercial mortgage-backed securities	109,318	9,913	(181)	119,050
Residential mortgage-backed securities	83,576	4,108	(3,465)	84,219
Municipals	1,124	86	—	1,210
Government and government agencies
United States	309,063	47,897	—	356,960
Foreign	8,918	1,403	—	10,321

Total fixed maturity AFS securities	$1,688,276	$168,411	$(14,606)	$1,842,081

Equity securities
Banking securities	$30,189	$—	$(5,196)	$24,993
Other financial services securities	165	229	—	394
Industrial securities	5,791	—	(138)	5,653

Total equity securities	$36,145	$229	$(5,334)	$31,040

	December 31, 2010
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,069,082	$55,530	$(3,638)	$1,120,974
Asset-backed securities	102,964	7,062	(7,572)	102,454
Commercial mortgage-backed securities	131,362	8,501	(29)	139,834
Residential mortgage-backed securities	104,486	3,145	(3,483)	104,149
Municipals	1,462	13	—	1,475
Government and government agencies
United States	146,585	4,771	(1,704)	149,652
Foreign	9,063	794	—	9,856

Total fixed maturity AFS securities	$1,565,004	$79,816	$(16,426)	$1,628,394

Equity securities
Banking securities	$9,246	$—	$(2,192)	$7,054
Other financial services securities	165	355	—	520
Industrial securities	5,791	—	(375)	5,416

Total equity securities	$15,202	$355	$(2,567)	$12,990

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

21

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2011 and 2010 were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,622,322	$1,783,734	$1,484,533	$1,555,503
Below investment grade	65,954	58,347	80,471	72,891

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

At December 31, 2011 and 2010 the estimated fair value of fixed maturity securities rated BBB- were $61,750 and $55,760, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2011 and 2010 by contractual maturities were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$44,125	$44,653	$8,271	$8,350
Due after one year through five years	243,351	256,758	250,194	263,865
Due after five years through ten years	876,074	949,419	823,396	858,024
Due after ten years	224,459	281,834	144,331	151,718

	1,388,009	1,532,664	1,226,192	1,281,957
Mortgage-backed securities and other asset-backed securities	300,267	309,417	338,812	346,437

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

In the preceding table fixed maturity securities not due at a single maturity date, have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

During 2011, 2010 and 2009, there was $612, $1,675 and $1,674, respectively, of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2011 and 2010, there was $394 and ($1,462), respectively, of income (loss) recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of $98 during 2011 on the conversion of fixed maturity trading securities to preferred stock. There were no conversions of fixed maturity trading securities to preferred stock in 2010 or 2009.

The Company had investment securities with an estimated fair value of $20,291 and $23,870 that were deposited with insurance regulatory authorities at December 31, 2011 and 2010, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

22

The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$47,771	$51,014	$(3,243)
Asset-backed securities	33,112	33,399	(287)
Commercial mortgage-backed securities	8,312	8,493	(181)
Residential mortgage-backed securities	102	105	(3)
Equity securities
Banking securities	13,648	15,058	(1,410)
Industrial securities	5,653	5,791	(138)

Total fixed maturity and equity securities	108,598	113,860	(5,262)

Greater than six months but less than or equal to one year
Equity securities - banking securities	6,973	8,500	(1,527)

Total fixed maturity and equity securities	6,973	8,500	(1,527)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,545	12,093	(548)
Asset-backed securities	11,284	18,166	(6,882)
Residential mortgage-backed securities	14,576	18,038	(3,462)
Equity securities - banking securities	4,372	6,631	(2,259)

Total fixed maturity and equity securities	41,777	54,928	(13,151)

Total fixed maturity and equity securities	$157,348	$177,288	$(19,940)

	December 31, 2010
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$69,662	$72,628	$(2,966)
Asset-backed securities	10,276	10,297	(21)
Commercial mortgage-backed securities	1,022	1,051	(29)
Residential mortgage-backed securities	9,371	10,074	(703)
Government and government agencies - United States	644	656	(12)
Equity securities - banking securities	2,558	2,616	(58)

Total fixed maturity and equity securities	$93,533	$97,322	$(3,789)

23

	December 31, 2010
(continued)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Greater than six months but less than or equal to one year
Fixed maturity AFS securities - corporate securities	$5,205	$5,366	$(161)

Total fixed maturity and equity securities	5,205	5,366	(161)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,553	12,064	(511)
Asset-backed securities	15,001	22,552	(7,551)
Residential mortgage-backed securities	15,499	18,279	(2,780)
Government and government agencies - United States	30,846	32,538	(1,692)
Equity securities
Banking securities	4,497	6,631	(2,134)
Industrial securities	5,416	5,791	(375)

Total fixed maturity and equity securities	82,812	97,855	(15,043)

Total fixed maturity and equity securities	$181,550	$200,543	$(18,993)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 68 and 74 at December 31, 2011 and 2010, respectively.

The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$2,381	$(635)	2
Greater than one year	25,483	(11,929)	7

Total	$27,864	$(12,564)	9

Decline > 40%
Greater than one year	$3,544	$(3,039)	2

Total	$3,544	$(3,039)	2

24

	December 31, 2010
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$995	$(314)	1
Greater than one year	15,849	(9,467)	6

Total	$16,844	$(9,781)	7

Decline > 40%
Greater than one year	$4,284	$(2,969)	2

Total	$4,284	$(2,969)	2

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during 2011 and 2010 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Assets
Fixed maturity securities	$153,805	$63,390
Equity securities	(5,105)	(2,212)
Value of business acquired	(32,064)	(19,829)

	116,636	41,349

Liabilities
Policyholder account balances	—	1,387
Federal income taxes - deferred	(41,407)	(15,249)

	(41,407)	(13,862)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$75,229	$27,487

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2011, 2010 and 2009.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2011 and 2010 was $61,833 and $66,713.

25

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2011 and 2010 was $28 and $33, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2011. There was one impaired mortgage loan at December 31, 2010, with a specific reserve of $633, with an unpaid principal balance of $3,275. As this loan was impaired at December 31, 2010, there was no interest income recorded subsequent to the impairment. The impaired mortgage loan was sold during first quarter 2011 resulting in a recovery of $163. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2011	2010
Balance at beginning of period	$666	$41

Charge offs	(633)	(889)
Provision	(5)	1,514

Balance at end of period	$28	$666

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, Virginia, Ohio, and California which account for approximately 76% of mortgage loans at December 31, 2011.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2011	2010
AAA - AA	$21,949	$24,709
A	22,471	26,026
BBB	11,275	12,188

Total mortgage loans on real estate	55,695	62,923
Less: general reserve	(28)	(33)

Total mortgage loans on real estate, net	$55,667	$62,890

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2011 and 2010 was $792,602 and $827,638, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The Company loans securities under securities lending agreements. The amortized cost of securities out on loan at December 31, 2011 and 2010 was $205,909 and $150,463, respectively. The estimated fair value of securities out on loan at December 31, 2011 and 2010 was $239,207 and $156,440, respectively.

Derivatives

The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed

26

products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. Net settlements on the futures occur daily. The Company also entered into variance swaps during 2010 to hedge the costs of the volatility of the S&P market. At December 31, 2011, the Company had 630 outstanding short futures contracts with a notional value of $197,285. At December 31, 2011, the Company had variance swaps with a notional value of $5 and a net fair value of ($1,341). The Company recognized $988 of realized losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during the year ended December 31, 2011. At December 31, 2010, the Company had 360 outstanding short futures contracts with a notional value of $112,770. At December 31, 2010, the Company had two variance swaps with a notional value of $7 and a net fair value of ($353). The Company recognized $353 of losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during 2010.

The Company can also receive collateral related to derivative transactions that it enters into. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2011 and 2010, there was no cash collateral pledged or received on derivative transactions in accordance with the credit support agreement due to market value swings on variance swaps.

Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2011	2010	2009
Fixed maturity AFS securities	$80,146	$77,950	$71,037
Fixed maturity trading securities	908	213	1,674
Equity securities	1,606	1,050	1,409
Limited partnerships	1,357	2,514	(1,545)
Mortgage loans on real estate	3,712	4,360	4,706
Policy loans	42,384	44,324	46,156
Cash and cash equivalents	856	858	2,816
Derivatives	(752)	(353)	—
Other	377	346	889

Gross investment income	130,594	131,262	127,141
Less: investment expenses	(3,075)	(3,615)	(4,204)

Net investment income	$127,519	$127,647	$122,937

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the year ended December 31 were as follows:

	2011	2010	2009
Proceeds	$178,888	$479,248	$351,633
Gross realized investment gains	9,000	11,209	5,392
Gross realized investment losses	(231)	(2,723)	(5,507)

Proceeds on AFS securities sold at a realized loss	5,447	114,547	103,332

27

Net realized investment gains (losses) for the year ended December 31 were as follows:

	2011	2010	2009
Fixed maturity AFS securities	$7,564	$6,660	$(10,605)
Equity securities	29	10	(3,692)
Limited partnerships	(58)	(2,268)	1,567
Mortgage loans on real estate	243	(1,262)	(531)
Derivatives	(18,571)	(26,864)	(48,105)
Adjustment related to VOBA	(1,106)	(722)	3,081

Net realized investment losses	$(11,899)	$(24,446)	$(58,285)

In 2011, there were no impaired limited partnerships. During 2010, the Company recorded a limited partnership impairment of $3,828 due to the decline in fair value of the fund being deemed to be other-than-temporary with the recovery in value from the remaining underlying investments in the fund not anticipated. There were no impaired limited partnerships in 2009.

There were no impaired mortgage loans in 2011. During 2010, the Company established a valuation allowance of $634 for an impaired mortgage loan. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value. In addition, mortgage loan losses include a loss of $654 at December 31, 2010, for a mortgage loan which was impaired and sold during the fourth quarter 2010. There were no impaired mortgage loans in 2009.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	2011	2010
Balance at beginning of period	$2,014	$1,445
Credit loss impairment recognized in the current period on securities not previously impaired	27	996
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	1,004	423
Accretion of credit loss impairments previously recognized	(816)	(850)

Balance at end of period	$2,229	$2,014

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	2011	2010	2009
Gross OTTI losses on securities	$4,747	$6,150	$18,937
Net OTTI loss recognized in OCI	3,572	4,335	4,753

Net OTTI losses recognized in income	1,175	1,815	14,184
VOBA	—	(258)	(4,324)

Net OTTI losses	$1,175	$1,557	$9,860

28

During 2011, the Company impaired its holdings of 2007 vintage subprime mortgage asset-backed securities (“ABS”) for $712 due to an adverse change in cash flows, a 2006 vintage subprime mortgage ABS for $63, a corporate bond for $258 due to adverse changes in cash flows and a corporate non-convertible security for $142 due to a pre-packaged bankruptcy.

For the year ended December 31, 2010, the gross impairment losses recognized in the Statements of Income were primarily driven by the impairment of a 2005 vintage residential mortgage-backed securities (“RMBS”) for $722 and a 2007 vintage subprime mortgage ABS for $272 due to adverse changes in cash flows. A corporate bond was also impaired for $397 due to the intent to sell or being more likely than not required to sell. As well as, the Company impaired its holding of a 2007 vintage subprime mortgage ABS for $423.

The Company adopted revised guidance for the recognition and presentation of OTTI in 2009. As permitted by the guidance, the Company recorded an increase of $3,457 to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on the Statement of Stockholder’s Equity to reclassify the non credit portion of previously other-than-temporarily impaired AFS securities held at April 1, 2009.

The following summarizes the components for this cumulative effect adjustment:

	Unrealized OTTI on AFS Securities	Net Unrealized Loss on AFS Securities	Total Cumulative Effect Adjustment in OCI
Increase in amortized cost of AFS securities	$241	$12,335	$12,576
Change in VOBA	—	(7,257)	(7,257)
Income tax	(84)	(1,778)	(1,862)

Net cumulative effect adjustment	$157	$3,300	$3,457

The cumulative effect adjustment was calculated for all AFS securities held at April 1, 2009, for which an OTTI was previously recognized, but at April 1, 2009, the Company did not intend to sell the security and it was not more likely than not that the Company would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received at April 1, 2009, to the amortized cost basis of the AFS securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective AFS security in effect before recognizing any OTTI. In addition, because the carrying amounts of VOBA are adjusted for the effects of realized and unrealized gains and losses on AFS, the Company recognized a true-up to the VOBA balances for this cumulative effect adjustment.

Included in the 2009 impairment losses was $241 related to the non credit impairments previously recorded in income during the first quarter of 2009 prior to adoption of the revised OTTI guidance.

Note 4. VOBA, DAC, and DSI

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

29

The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2011	2010
Balance at beginning of period	$335,051	$374,737
Amortization expense	(573)	(44,923)
Unlocking	(11,579)	24,570
Adjustment related to realized gains on investments and OTTI	(1,106)	(722)
Adjustment related to unrealized gains and OTTI on investments	(12,235)	(18,611)

Balance at end of period	$309,559	$335,051

2011 was impacted by unfavorable equity markets and long term interest rate assumption changes during the third quarter resulting in lower amortization and unfavorable unlocking as compared to 2010.

The estimated future amortization of VOBA from 2012 to 2016 is as follows:

2012	$27,034
2013	$26,895
2014	$27,297
2015	$27,278
2016	$27,150

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2010	$26,730	$6,296
Capitalization	1,017	64
Accretion	2,580	592
Unlocking	1,110	318

Balance, December 31, 2010	31,437	7,270
Capitalization	498	48
Accretion	16,098	3,645
Unlocking	(2,994)	(608)

Balance, December 31, 2011	$45,039	$10,355

The increase in DAC and DSI in 2011 as compared to 2010 was principally driven by unfavorable equity markets and the long-term interest rate assumption change resulting in an increase in accretion and unfavorable unlocking.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

30

•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2011
Net amount at risk (a)	$1,448,303	$15,078	$204,271
Average attained age of contract owners	71	64	72
Weighted average period remaining until expected annuitization	n/a	3.5 yrs	n/a

2010
Net amount at risk (a)	$1,210,744	$4,038	$112,188
Average attained age of contract owners	71	62	71
Weighted average period remaining until expected annuitization	n/a	4.4 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2010	$145,533	$39,169
Guaranteed benefits incurred	37,790	17,659
Guaranteed benefits paid	(52,620)	—
Unlocking	(16,175)	(24,837)

Balance, December 31, 2010	114,528	31,991
Guaranteed benefits incurred	35,489	13,657
Guaranteed benefits paid	(42,571)	—
Unlocking	36,934	33,026

Balance, December 31, 2011	$144,380	$78,674

The increase in the GMDB and GMIB liabilities was driven by the long-term interest rate assumption change during the third quarter resulting in unfavorable unlocking as compared to 2010.

31

At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Total
2011
GMDB only	$1,442,519	$635,018	$514,187	$153,684	$2,745,408
GMDB and GMIB	994,502	267,283	390,801	37,043	1,689,629
GMDB and GMWB	372,978	68,399	196,968	2,147	640,492
GMWB only	146,893	26,437	74,768	1,643	249,741
GMIB only	81,900	15,646	49,084	2,905	149,535
No guaranteed benefit	15,421	3,498	12,893	691	32,503

Total	$3,054,213	$1,016,281	$1,238,701	$198,113	$5,507,308

2010
GMDB only	$1,757,007	$724,402	$576,505	$181,287	$3,239,201
GMDB and GMIB	1,204,742	319,345	443,743	42,179	2,010,009
GMDB and GMWB	427,924	78,407	218,359	3,003	727,693
GMWB only	170,037	30,298	84,320	1,937	286,592
GMIB only	96,905	15,238	54,026	3,131	169,300
No guaranteed benefit	16,552	3,829	16,903	2,057	39,341

Total	$3,673,167	$1,171,519	$1,393,856	$233,594	$6,472,136

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2011	2010
Balanced	$654,817	$730,732
Equity	468,542	560,785
Bond	202,761	218,621
Money Market	174,040	180,759

Total	$1,500,160	$1,690,897

32

Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2011	2010	2009
Provisions for income taxes computed at Federal statutory rate (35%)	$1,292	$39,606	$(38,911)
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(10,220)	(9,275)	(8,890)
Tax credits	(567)	(1,588)	(1,386)
Valuation allowance on deferred tax assets	(2,549)	(52,555)	145,504
Provision to return adjustment	(1,149)	(2,702)	(7,955)
Unrecognized tax benefits	(1,777)	676	3,623
Tax goodwill amortization	—	(198)	—
Other	9	1,334	(57)

Federal income tax provision	$(14,961)	$(24,702)	$91,928

Effective tax rate	N/M	N/M	N/M

The effective tax rate for 2011, 2010 and 2009, vary significantly from the United States Federal statutory rate primarily due to changes in the valuation allowance for deferred tax assets, dividend received deduction, unrecognized tax benefits and provision to the return adjustments and as a result of these adjustments, the effective tax rates are not meaningful.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2011	2010
Deferred tax assets
DAC	$65,820	$85,512
Net operating and capital loss carryforward	183,935	105,802
Intangible assets	54,303	59,367
Tax credits	8,445	7,163
Other	3,103	3,031
Guaranty fund assessments	153	1,790

Total deferred tax assets	315,759	262,665
Valuation allowance	(90,402)	(92,950)

Net deferred tax assets	225,357	169,715

Deferred tax liabilities
VOBA	108,277	117,193
Policyholder account balance	62,618	21,332
Investment adjustments	62,341	26,723

Total deferred tax liabilities	233,236	165,248

Total net deferred tax asset (liability)	$(7,879)	$4,467

The valuation allowance for deferred tax assets at December 31, 2011 and 2010 was $90,402 and $92,950, respectively. The valuation allowance is related to a net operating loss carryforward and other deferred tax assets that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

33

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,522 (gross $7,205) and $4,299 (gross $12,283), respectively, that should not be recognized at December 31, 2011 and 2010, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2011	2010
Balance at beginning of period	$4,299	$3,623
Additions for tax positions of prior years	—	676
Reductions for tax positions of prior years	(1,777)	—

Balance at end of period	$2,522	$4,299

At December 31, 2011 and 2010, the Company had an operating loss carryforward for federal income tax purposes of $518,325 (net of the ASC 740 reduction of $7,205) and $290,009 (net of the ASC 740 reduction of $12,283), respectively, with a carryforward period of fifteen years that expire at various dates up to 2026. At December 31, 2011, the Company did not have a capital loss carryforward for federal income tax purposes. At December 31, 2010, the Company had a capital loss carryforward for federal income tax purposes of $3,597. At December 31, 2011 and 2010, the Company had a foreign tax credit carryforward of $5,956 and $4,645, respectively, with a carryforward period of ten years that will expire at various dates up to 2021. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $2,488 and $2,518, respectively, at December 31, 2011 and 2010, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has incurred and recognized $5 in penalties in its financial statements at December 31, 2011. The Company did not incur or recognize any penalties in its financial statements at December 31, 2010. The Company recognized interest expense of $30 and ($119) at December 31, 2011 and 2010, respectively. The accrued interest expense related to federal income tax was released during 2010 based on the expectation that the net operating loss will offset any taxable income generated by the uncertain tax position for the Company in future tax periods.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2011, 2010 and 2009 was ($340,218), $181,242 and $225,287, respectively.

Statutory capital and surplus at December 31, 2011 and 2010 was $438,047 and $813,142, respectively. At December 31, 2011 and 2010, approximately $43,805 and $209,128, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2011 and 2010, the Company did not pay any dividends to AUSA or receive any capital contribution from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2011 and 2010, based on the RBC formula, the Company’s total adjusted capital level was well above the minimum amount of capital required to avoid regulatory action.

34

A financial exam of the Company, for the period January 1, 2005 through December 31, 2009, was completed on February 7, 2011. The Examination Report, as of December 31, 2009, was adopted by the Insurance Department of the State of Arkansas on May 13, 2011. There were no changes to the Company’s financial statements as a result of the exam.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2010, the Company had recaptured the majority of its life reinsurance which had started in 2008.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2011 and 2010, net reinsurance receivables were $2,439 and $4,158, respectively. The Company has a reinsurance reserve on a portion of the recapture of the life reinsurance of $383 and $780 at December 31, 2011 and 2010, respectively.

Effective October 1, 2011, the Company recaptured an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsured, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2011, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$6,216,455	$1,222,740	$636	$4,994,351	0.01%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2011, 41% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2010, 44% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2011, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2011, 2010 and 2009, the Company incurred $8,417, $10,040 and $24,844, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On March 30, 2011, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.25% that was paid off in December 2011. On April 29, 2010, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.21% that was paid off in December 2010. On June 29, 2009, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.30% that was paid off in April 2010. During 2011, 2010 and 2009, the Company accrued and/or received $94, $134 and $108 of interest, respectively. Interest related to these arrangements is included in net investment income.

35

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2011, 2010 and 2009, the Company incurred $130, $151 and $163, respectively, under this agreement. There were no mortgage loan origination fees during 2011, 2010 and 2009, respectively. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2011, 2010 and 2009, the Company incurred $2,212, $2,136 and $2,207, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2011, 2010 and 2009, the Company incurred $37,642, $33,844 and $47,569, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2011 and 2010, the Company incurred $423 and $69, respectively, in expenses under this agreement. During 2009, the Company did not incur any expenses under these agreements. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2011, 2010 and 2009, the Company received $1,852, $191 and $44, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue. The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2011, 2010 and 2009, the Company incurred $22, $50 and $268, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturity AFS securities and mortgage loans on real estate in the Balance Sheets. During 2011, the Company sold $2,800 of mortgage loans on real estate to affiliated companies. During 2010, the Company sold $48,177 and $3,909 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies. During 2009, the Company sold $78,525 and $2,961 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2011 and 2010, the Company’s estimated liability for future guaranty fund assessments was $624 and $5,114, respectively. In addition, the Company has a receivable for future premium tax deductions of $3,778 and $3,971 at December 31, 2011 and 2010, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

36

Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2011
Net revenues (a)	$167,850	$76,457	$244,307
Amortization (accretion) of VOBA	(5,066)	17,218	12,152
Policy benefits (net of reinsurance recoveries)	148,579	32,713	181,292
Federal income tax expense (benefit)	(16,068)	1,107	(14,961)
Net income	5,252	13,407	18,659

2010
Net revenues (a)	$152,570	$76,183	$228,753
Amortization of VOBA	17,379	2,974	20,353
Policy benefits (net of reinsurance recoveries)	(628)	31,258	30,630
Federal income tax expense (benefit)	(24,973)	271	(24,702)
Net income	111,584	26,278	137,862

2009
Net revenues (a)	$101,449	$87,574	$189,023
Amortization and impairment of VOBA	137,232	18,289	155,521
Policy benefits (net of reinsurance recoveries)	22,043	29,061	51,104
Federal income tax expense	34,469	57,459	91,928
Net loss	(174,999)	(28,102)	(203,101)

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2011
Annuity	$7,414,438	$649,926
Life Insurance	3,101,777	1,324,848

Total	$10,516,215	$1,974,774

2010
Annuity	$8,161,137	$567,834
Life Insurance	3,331,162	1,379,747

Total	$11,492,299	$1,947,581

37

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2011 and 2010

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

We have audited the accompanying statements of assets and liabilities of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) (comprised of the Invesco V.I. Basic Value, Invesco V.I. Capital Appreciation, Invesco V.I. Core Equity, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Capital Growth, Invesco Van Kampen V.I. Comstock, AllianceBernstein International Value, AllianceBernstein Global Thematic Growth, AllianceBernstein Growth and Income, AllianceBernstein Large Cap Growth, AllianceBernstein Small/Mid Cap Value, AllianceBernstein Value, American Century VP International, American Century VP Ultra®, American Funds Asset Allocation, American Funds Bond, American Funds Growth, American Funds Growth-Income, American Funds International, BlackRock Balanced Capital V.I., BlackRock Basic Value V.I., BlackRock Total Return V.I., BlackRock Capital Appreciation V.I., BlackRock Global Allocation V.I., BlackRock Global Opportunities V.I., BlackRock U.S. Government Bond V.I., BlackRock High Yield V.I., BlackRock International V.I., BlackRock Large Cap Core V.I., BlackRock Large Cap Growth V.I., BlackRock Large Cap Value V.I., BlackRock Money Market V.I., BlackRock S&P 500 Index V.I., BlackRock Equity Dividend V.I., BlackRock Value Opportunities V.I., Davis Value, Dreyfus VIF Appreciation, Eaton Vance VT Floating-Rate Income, Eaton Vance VT Large-Cap Value, Federated Capital Appreciation II, Federated Kaufmann II, Templeton Foreign Securities, Templeton Growth Securities, Janus Aspen Forty, Janus Aspen-Enterprise, MFS® Growth Series, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Main Street Small & Mid-Cap, PIMCO CommodityRealReturn® Strategy, PIMCO Low Duration, PIMCO Real Return, PIMCO Total Return, Pioneer Emerging Markets VCT, Pioneer Fund VCT, Pioneer High Yield VCT, Pioneer Real Estate Shares VCT, Columbia Variable Portfolio Select Smaller-Cap Value, TA AllianceBernstein Dynamic Allocation, TA WMC Diversified Growth, TA Morgan Stanley Mid-Cap Growth, TA Systematic Small/Mid Cap Value, Wanger International, and Wanger USA subaccounts), at December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts comprising the Merrill Lynch Life Variable Annuity Separate Account A at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2012

1

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	Invesco V.I. Basic Value Subaccount	Invesco V.I. Capital Appreciation Subaccount	Invesco V.I. Core Equity Subaccount	Invesco V.I. International Growth Subaccount	Invesco V.I. Mid Cap Core Equity Subaccount
Assets
Investment in securities:
Number of shares	73,426.503	829,225.257	1,883,560.575	503,888.745	326,342.248

Cost	$428,695	$18,011,853	$46,920,393	$13,721,120	$3,794,706

Investments in mutual funds, Level 1 prices quoted at net asset value	$449,370	$17,762,005	$50,328,738	$13,287,546	$3,772,516
Receivable for units sold	1	—	—	—	7

Total assets	449,371	17,762,005	50,328,738	13,287,546	3,772,523

Liabilities
Payable for units redeemed	—	2	8	1	—

	$449,371	$17,762,003	$50,328,730	$13,287,545	$3,772,523

Net Assets:
Deferred annuity contracts terminable by owners	$449,371	$17,762,003	$50,328,730	$13,287,545	$3,772,523

Total net assets	$449,371	$17,762,003	$50,328,730	$13,287,545	$3,772,523

Accumulation units outstanding:
M&E - 1.25% Investor Series	7,857	—	—	—	27,704

M&E - 1.35% Investor Series	15,124	—	—	—	17,236

M&E - 1.35% Retirement Plus	—	1,616,462	4,301,442	—	—

M&E - 1.45% Investor Series	18,970	—	—	—	74,234

M&E - 1.55% Retirement Optimizer	—	—	10,727	70,998	—

M&E - 1.55% Investor Series	2,428	—	—	—	25,947

M&E - 1.59% Retirement Power	—	—	266,238	1,245,510	—

M&E - 1.60% Investor Series	534	—	—	—	7,277

M&E - 1.65% Investor Series	4,747	—	—	—	142,402

M&E - 1.70% Investor Series	—	—	—	—	526

M&E - 1.75% Investor Series	—	—	—	—	3,558

Accumulation unit value:
M&E - 1.25% Investor Series	$9.156340	$—	$—	$—	$12.885955

M&E - 1.35% Investor Series	$9.090467	$—	$—	$—	$12.793232

M&E - 1.35% Retirement Plus	$—	$10.988194	$11.001786	$—	$—

M&E - 1.45% Investor Series	$9.025074	$—	$—	$—	$12.701203

M&E - 1.55% Retirement Optimizer	$—	$—	$10.874661	$17.358619	$—

M&E - 1.55% Investor Series	$8.960154	$—	$—	$—	$12.609855

M&E - 1.59% Retirement Power	$—	$—	$10.849429	$9.678860	$—

M&E - 1.60% Investor Series	$8.927885	$—	$—	$—	$12.564445

M&E - 1.65% Investor Series	$8.895730	$—	$—	$—	$12.519209

M&E - 1.70% Investor Series	$8.863715	$—	$—	$—	$12.474122

M&E - 1.75% Investor Series	$8.831786	$—	$—	$—	$12.429223

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	Invesco Van Kampen V.I. Capital Growth Subaccount	Invesco Van Kampen V.I. Comstock Subaccount	AllianceBernstein International Value Subaccount	AllianceBernstein Global Thematic Growth Subaccount	AllianceBernstein Growth and Income Subaccount
Assets
Investment in securities:
Number of shares	96,148.021	11,494,007.478	133,450.916	331,716.706	476,422.199

Cost	$2,902,533	$134,810,576	$1,732,088	$5,849,850	$6,920,633

Investments in mutual funds, Level 1 prices quoted at net asset value	$3,067,122	$130,112,165	$1,534,686	$4,932,627	$8,599,421
Receivable for units sold	—	11	—	—	—

Total assets	3,067,122	130,112,176	1,534,686	4,932,627	8,599,421

Liabilities
Payable for units redeemed	1	—	—	—	—

	$3,067,121	$130,112,176	$1,534,686	$4,932,627	$8,599,421

Net Assets:
Deferred annuity contracts terminable by owners	$3,067,121	$130,112,176	$1,534,686	$4,932,627	$8,599,421

Total net assets	$3,067,121	$130,112,176	$1,534,686	$4,932,627	$8,599,421

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	1,091,067	29,794	—	—

M&E - 1.35% Investor Series	—	379,519	12,567	—	—

M&E - 1.35% Retirement Plus	—	4,320,617	—	787,464	—

M&E - 1.45% Investor Series	—	1,909,751	88,287	—	—

M&E - 1.55% Retirement Optimizer	7,272	70,241	—	—	60,832

M&E - 1.55% Investor Series	—	611,971	44,655	—	—

M&E - 1.59% Retirement Power	590,450	648,752	—	—	675,654

M&E - 1.60% Investor Series	—	272,324	35,120	—	—

M&E - 1.65% Investor Series	—	2,064,499	69,983	—	—

M&E - 1.70% Investor Series	—	70,643	1,086	—	—

M&E - 1.75% Investor Series	—	160,235	11,628	—	—

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$11.204897	$5.303881	$—	$—

M&E - 1.35% Investor Series	$—	$11.124204	$5.278394	$—	$—

M&E - 1.35% Retirement Plus	$—	$11.521659	$—	$6.263938	$—

M&E - 1.45% Investor Series	$—	$11.044125	$5.253046	$—	$—

M&E - 1.55% Retirement Optimizer	$10.391446	$11.347067	$—	$—	$11.671500

M&E - 1.55% Investor Series	$—	$10.964648	$5.227819	$—	$—

M&E - 1.59% Retirement Power	$5.066569	$11.312485	$—	$—	$11.676720

M&E - 1.60% Investor Series	$—	$10.925118	$5.215259	$—	$—

M&E - 1.65% Investor Series	$—	$10.885753	$5.202728	$—	$—

M&E - 1.70% Investor Series	$—	$10.846536	$5.190243	$—	$—

M&E - 1.75% Investor Series	$—	$10.807466	$5.177767	$—	$—

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Small/Mid Cap Value Subaccount	AllianceBernstein Value Subaccount	American Century VP International Subaccount	American Century VP Ultra® Subaccount
Assets
Investment in securities:
Number of shares	2,763,316.414	278,448.744	134,253.576	4,560,738.292	491,255.604

Cost	$73,309,931	$4,071,640	$1,366,611	$34,002,674	$3,468,008

Investments in mutual funds, Level 1 prices quoted at net asset value	$73,835,815	$4,304,818	$1,257,956	$33,886,286	$4,657,102
Receivable for units sold	386,878	—	—	—	1

Total assets	74,222,693	4,304,818	1,257,956	33,886,286	4,657,103

Liabilities
Payable for units redeemed	—	5	—	9	—

	$74,222,693	$4,304,813	$1,257,956	$33,886,277	$4,657,103

Net Assets:
Deferred annuity contracts terminable by owners	$74,222,693	$4,304,813	$1,257,956	$33,886,277	$4,657,103

Total net assets	$74,222,693	$4,304,813	$1,257,956	$33,886,277	$4,657,103

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	50,356	28,859	—	2,156

M&E - 1.35% Investor Series	—	10,820	5,665	—	—

M&E - 1.35% Retirement Plus	4,282,598	—	—	3,416,457	384,035

M&E - 1.45% Investor Series	—	85,473	49,174	—	2,847

M&E - 1.55% Retirement Optimizer	18,795	—	—	—	5,479

M&E - 1.55% Investor Series	—	15,645	2,834	—	—

M&E - 1.59% Retirement Power	1,002,221	—	—	—	34,109

M&E - 1.60% Investor Series	—	23,058	6,739	—	—

M&E - 1.65% Investor Series	—	133,478	37,505	—	6,436

M&E - 1.70% Investor Series	—	1,376	2,034	—	—

M&E - 1.75% Investor Series	—	3,140	1,298	—	—

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$13.572097	$9.533334	$—	$11.102200

M&E - 1.35% Investor Series	$—	$13.474498	$9.464706	$—	$11.022262

M&E - 1.35% Retirement Plus	$15.934839	$—	$—	$9.918543	$10.717394

M&E - 1.45% Investor Series	$—	$13.377609	$9.396592	$—	$10.942928

M&E - 1.55% Retirement Optimizer	$10.029730	$—	$—	$—	$10.554973

M&E - 1.55% Investor Series	$—	$13.281433	$9.328990	$—	$10.864187

M&E - 1.59% Retirement Power	$5.778847	$—	$—	$—	$10.522815

M&E - 1.60% Investor Series	$—	$13.233635	$9.295392	$—	$10.825039

M&E - 1.65% Investor Series	$—	$13.186003	$9.261882	$—	$10.786038

M&E - 1.70% Investor Series	$—	$13.138530	$9.228525	$—	$10.747170

M&E - 1.75% Investor Series	$—	$13.091265	$9.195282	$—	$10.708480

See accompanying notes.

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	American Funds Asset Allocation Subaccount	American Funds Bond Subaccount	American Funds Growth Subaccount	American Funds Growth-Income Subaccount	American Funds International Subaccount
Assets
Investment in securities:
Number of shares	817,576.377	940,471.610	647,702.647	628,710.156	6,115,279.216

Cost	$13,549,430	$9,956,742	$24,305,988	$22,872,980	$96,578,434

Investments in mutual funds, Level 1 prices quoted at net asset value	$13,130,277	$10,222,926	$33,473,273	$20,791,445	$92,707,633
Receivable for units sold	4	3	—	6	—

Total assets	13,130,281	10,222,929	33,473,273	20,791,451	92,707,633

Liabilities
Payable for units redeemed	—	—	3	—	2

	$13,130,281	$10,222,929	$33,473,270	$20,791,451	$92,707,631

Net Assets:
Deferred annuity contracts terminable by owners	$13,130,281	$10,222,929	$33,473,270	$20,791,451	$92,707,631

Total net assets	$13,130,281	$10,222,929	$33,473,270	$20,791,451	$92,707,631

Accumulation units outstanding:
M&E - 1.25% Investor Series	201,501	207,049	612,476	352,191	1,271,663

M&E - 1.35% Investor Series	35,081	35,625	87,247	45,636	300,399

M&E - 1.35% Retirement Plus	—	—	—	—	—

M&E - 1.45% Investor Series	410,394	246,399	779,863	532,013	2,153,969

M&E - 1.55% Retirement Optimizer	—	—	—	—	—

M&E - 1.55% Investor Series	15,161	37,480	135,929	53,163	499,444

M&E - 1.59% Retirement Power	—	—	—	—	—

M&E - 1.60% Investor Series	39,023	44,800	134,682	67,396	315,801

M&E - 1.65% Investor Series	346,549	292,309	849,472	825,250	2,256,718

M&E - 1.70% Investor Series	7,161	2,819	25,995	3,768	54,399

M&E - 1.75% Investor Series	2,110	4,050	41,562	16,454	139,338

Accumulation unit value:
M&E - 1.25% Investor Series	$12.632820	$11.938906	$12.763087	$11.172830	$13.496160

M&E - 1.35% Investor Series	$12.541909	$11.853006	$12.671250	$11.092385	$13.399045

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$12.451699	$11.767762	$12.580093	$11.012589	$13.302641

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$—

M&E - 1.55% Investor Series	$12.362150	$11.683145	$12.489638	$10.933375	$13.206963

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$—

M&E - 1.60% Investor Series	$12.317642	$11.641078	$12.444655	$10.894013	$13.159381

M&E - 1.65% Investor Series	$12.273275	$11.599148	$12.399829	$10.854761	$13.111997

M&E - 1.70% Investor Series	$12.229084	$11.557408	$12.355189	$10.815678	$13.064783

M&E - 1.75% Investor Series	$12.185051	$11.515797	$12.310722	$10.776725	$13.017742

See accompanying notes.

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	BlackRock Balanced Capital V.I. Subaccount	BlackRock Basic Value V.I. Subaccount	BlackRock Total Return V.I. Subaccount	BlackRock Capital Appreciation V.I. Subaccount	BlackRock Global Allocation V.I. Subaccount
Assets
Investment in securities:
Number of shares	1,829,434.005	18,313,927.012	13,324,408.924	23,687,314.408	36,781,550.822

Cost	$20,988,808	$248,852,740	$153,458,226	$152,599,545	$501,869,485

Investments in mutual funds, Level 1 prices quoted at net asset value	$22,428,861	$209,328,185	$153,097,458	$180,497,336	$546,941,660
Receivable for units sold	3	4	524,866	—	39

Total assets	22,428,864	209,328,189	153,622,324	180,497,336	546,941,699

Liabilities
Payable for units redeemed	—	—	—	8	—

	$22,428,864	$209,328,189	$153,622,324	$180,497,328	$546,941,699

Net Assets:
Deferred annuity contracts terminable by owners	$22,428,864	$209,328,189	$153,622,324	$180,497,328	$546,941,699

Total net assets	$22,428,864	$209,328,189	$153,622,324	$180,497,328	$546,941,699

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	130,693	110,920	1,058,125	1,041,181

M&E - 1.35% Investor Series	—	9,848	29,621	356,117	743,882

M&E - 1.35% Retirement Plus	1,053,100	5,207,628	6,066,172	9,052,463	14,028,629

M&E - 1.45% Investor Series	—	139,852	145,062	1,951,439	1,777,072

M&E - 1.55% Retirement Optimizer	—	135,196	54,458	181,393	—

M&E - 1.55% Investor Series	—	9,565	14,863	555,225	489,940

M&E - 1.59% Retirement Power	—	1,342,477	348,722	2,497,312	—

M&E - 1.60% Investor Series	—	26,791	16,928	279,264	510,877

M&E - 1.65% Investor Series	—	188,521	165,289	2,012,338	1,892,596

M&E - 1.70% Investor Series	—	1,375	1,268	64,345	101,341

M&E - 1.75% Investor Series	—	3,619	11,161	154,831	200,805

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$11.606051	$12.293242	$12.016387	$15.628319

M&E - 1.35% Investor Series	$—	$11.522520	$12.204748	$11.929885	$15.515895

M&E - 1.35% Retirement Plus	$21.297951	$35.220621	$23.455741	$9.247633	$31.591023

M&E - 1.45% Investor Series	$—	$11.439620	$12.116923	$11.844039	$15.404285

M&E - 1.55% Retirement Optimizer	$—	$13.865371	$13.312434	$10.864735	$—

M&E - 1.55% Investor Series	$—	$11.357336	$12.029756	$11.758852	$15.293534

M&E - 1.59% Retirement Power	$—	$13.567540	$13.262103	$7.568151	$—

M&E - 1.60% Investor Series	$—	$11.316437	$11.986414	$11.716494	$15.238475

M&E - 1.65% Investor Series	$—	$11.275666	$11.943244	$11.674288	$15.183606

M&E - 1.70% Investor Series	$—	$11.235046	$11.900215	$11.632238	$15.128943

M&E - 1.75% Investor Series	$—	$11.194595	$11.857356	$11.590343	$15.074499

See accompanying notes.

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	BlackRock Global Opportunities V.I. Subaccount	BlackRock U.S. Government Bond V.I. Subaccount	BlackRock High Yield V.I. Subaccount	BlackRock International V.I. Subaccount	BlackRock Large Cap Core V.I. Subaccount
Assets
Investment in securities:
Number of shares	2,415,455.962	12,318,086.019	16,687,464.481	12,742,330.378	7,346,261.090

Cost	$25,139,194	$126,876,611	$114,375,147	$132,850,332	$209,315,278

Investments in mutual funds, Level 1 prices quoted at net asset value	$29,610,884	$132,542,605	$114,642,880	$101,938,643	$168,964,005
Receivable for units sold	—	331,964	695,199	—	4

Total assets	29,610,884	132,874,569	115,338,079	101,938,643	168,964,009

Liabilities
Payable for units redeemed	2	—	—	3	—

	$29,610,882	$132,874,569	$115,338,079	$101,938,640	$168,964,009

Net Assets:
Deferred annuity contracts terminable by owners	$29,610,882	$132,874,569	$115,338,079	$101,938,640	$168,964,009

Total net assets	$29,610,882	$132,874,569	$115,338,079	$101,938,640	$168,964,009

Accumulation units outstanding:
M&E - 1.25% Investor Series	14,694	62,155	168,788	69,525	146,007

M&E - 1.35% Investor Series	10,177	5,729	65,049	11,868	36,061

M&E - 1.35% Retirement Plus	2,286,351	5,364,713	3,441,632	6,046,505	5,202,154

M&E - 1.45% Investor Series	26,562	29,843	254,265	79,866	287,909

M&E - 1.55% Retirement Optimizer	—	156,829	—	58,207	—

M&E - 1.55% Investor Series	38,990	58,331	110,810	10,932	26,632

M&E - 1.59% Retirement Power	—	944,814	—	740,292	—

M&E - 1.60% Investor Series	2,688	31,835	35,581	35,810	31,081

M&E - 1.65% Investor Series	13,894	92,240	292,160	126,865	163,758

M&E - 1.70% Investor Series	13,520	3,835	13,152	3,389	3,325

M&E - 1.75% Investor Series	26,208	18,918	28,185	15,677	5,681

Accumulation unit value:
M&E - 1.25% Investor Series	$7.320912	$12.598261	$14.359183	$11.472244	$12.158914

M&E - 1.35% Investor Series	$7.294280	$12.507585	$14.255841	$11.389674	$12.071469

M&E - 1.35% Retirement Plus	$12.486377	$20.959999	$29.545362	$14.496813	$30.867466

M&E - 1.45% Investor Series	$7.267753	$12.417575	$14.153266	$11.307720	$11.984693

M&E - 1.55% Retirement Optimizer	$—	$13.490715	$—	$14.948278	$—

M&E - 1.55% Investor Series	$7.241337	$12.328241	$14.051468	$11.226368	$11.898554

M&E - 1.59% Retirement Power	$—	$15.424586	$—	$12.737162	$—

M&E - 1.60% Investor Series	$7.228177	$12.283835	$14.000849	$11.185922	$11.855722

M&E - 1.65% Investor Series	$7.215034	$12.239575	$13.950426	$11.145640	$11.813062

M&E - 1.70% Investor Series	$7.201932	$12.195504	$13.900171	$11.105495	$11.770547

M&E - 1.75% Investor Series	$7.188841	$12.151572	$13.850126	$11.065500	$11.728203

See accompanying notes.

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	BlackRock Large Cap Growth V.I. Subaccount	BlackRock Large Cap Value V.I. Subaccount	BlackRock Money Market V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Equity Dividend V.I. Subaccount
Assets
Investment in securities:
Number of shares	6,289,242.969	8,057,933.606	173,233,913.725	7,506,270.582	1,820,761.559

Cost	$64,510,403	$60,849,131	$173,233,914	$101,539,070	$17,299,369

Investments in mutual funds, Level 1 prices quoted at net asset value	$69,118,780	$77,275,583	$173,233,914	$104,487,287	$14,875,622
Receivable for units sold	—	—	—	—	3

Total assets	69,118,780	77,275,583	173,233,914	104,487,287	14,875,625

Liabilities
Payable for units redeemed	2	2	30	407	—

	$69,118,778	$77,275,581	$173,233,884	$104,486,880	$14,875,625

Net Assets:
Deferred annuity contracts terminable by owners	$69,118,778	$77,275,581	$173,233,884	$104,486,880	$14,875,625

Total net assets	$69,118,778	$77,275,581	$173,233,884	$104,486,880	$14,875,625

Accumulation units outstanding:
M&E - 1.25% Investor Series	66,873	128,209	181,773	64,051	—

M&E - 1.35% Investor Series	3,554	13,283	27,410	22,501	—

M&E - 1.35% Retirement Plus	6,376,010	5,179,964	10,049,256	5,218,803	479,701

M&E - 1.45% Investor Series	144,171	165,636	596,890	81,535	—

M&E - 1.55% Retirement Optimizer	—	—	65,097	69,744	—

M&E - 1.55% Investor Series	58,259	29,466	83,001	75,356	—

M&E - 1.59% Retirement Power	—	—	1,120,052	930,078	—

M&E - 1.60% Investor Series	124,813	38,418	93,605	49,548	—

M&E - 1.65% Investor Series	131,773	277,459	545,774	97,773	—

M&E - 1.70% Investor Series	2,617	1,381	5,988	31,793	—

M&E - 1.75% Investor Series	24,941	3,520	54,358	12,177	—

Accumulation unit value:
M&E - 1.25% Investor Series	$11.748474	$11.381015	$10.598971	$11.722677	$—

M&E - 1.35% Investor Series	$11.663935	$11.299127	$10.522677	$11.638296	$—

M&E - 1.35% Retirement Plus	$9.834700	$13.500480	$14.329867	$17.427601	$31.010218

M&E - 1.45% Investor Series	$11.580018	$11.217844	$10.446940	$11.554563	$—

M&E - 1.55% Retirement Optimizer	$—	$—	$10.230519	$11.836073	$—

M&E - 1.55% Investor Series	$11.496754	$11.137197	$10.371783	$11.471449	$—

M&E - 1.59% Retirement Power	$—	$—	$10.756114	$8.292370	$—

M&E - 1.60% Investor Series	$11.455346	$11.097080	$10.334413	$11.430121	$—

M&E - 1.65% Investor Series	$11.414098	$11.057137	$10.297182	$11.388955	$—

M&E - 1.70% Investor Series	$11.372985	$11.017336	$10.260095	$11.347946	$—

M&E - 1.75% Investor Series	$11.332059	$10.977666	$10.223135	$11.307073	$—

See accompanying notes.

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	BlackRock Value Opportunities V.I. Subaccount	Davis Value Subaccount	Dreyfus VIF Appreciation Subaccount	Eaton Vance VT Floating-Rate Income Subaccount	Eaton Vance VT Large-Cap Value Subaccount
Assets
Investment in securities:
Number of shares	7,704,556.938	7,007,559.710	839,733.059	296,755.987	6,942,368.716

Cost	$137,239,559	$68,325,354	$27,349,621	$2,786,924	$60,506,050

Investments in mutual funds, Level 1 prices quoted at net asset value	$132,210,197	$73,369,151	$31,691,526	$2,759,831	$56,510,881
Receivable for units sold	2	6	—	17	3

Total assets	132,210,199	73,369,157	31,691,526	2,759,848	56,510,884

Liabilities
Payable for units redeemed	—	—	—	—	—

	$132,210,199	$73,369,157	$31,691,526	$2,759,848	$56,510,884

Net Assets:
Deferred annuity contracts terminable by owners	$132,210,199	$73,369,157	$31,691,526	$2,759,848	$56,510,884

Total net assets	$132,210,199	$73,369,157	$31,691,526	$2,759,848	$56,510,884

Accumulation units outstanding:
M&E - 1.25% Investor Series	35,219	227,438	360,857	22,093	1,097,173

M&E - 1.35% Investor Series	1,470	26,737	140,455	18,665	435,038

M&E - 1.35% Retirement Plus	3,304,663	4,245,632	—	—	—

M&E - 1.45% Investor Series	68,684	379,491	728,847	56,680	1,995,287

M&E - 1.55% Retirement Optimizer	10,832	68,905	—	—	—

M&E - 1.55% Investor Series	12,251	62,808	228,270	17,231	664,964

M&E - 1.59% Retirement Power	102,551	1,313,398	—	—	—

M&E - 1.60% Investor Series	26,179	146,104	92,108	21,936	253,395

M&E - 1.65% Investor Series	74,761	288,044	718,803	91,663	2,084,684

M&E - 1.70% Investor Series	—	4,851	31,468	1,826	94,052

M&E - 1.75% Investor Series	249	29,966	58,221	1,360	179,782

Accumulation unit value:
M&E - 1.25% Investor Series	$12.095428	$11.042660	$13.678857	$12.164782	$8.403279

M&E - 1.35% Investor Series	$12.008362	$10.963152	$13.580376	$12.077196	$8.363646

M&E - 1.35% Retirement Plus	$38.721396	$11.028143	$—	$—	$—

M&E - 1.45% Investor Series	$11.921970	$10.884241	$13.482606	$11.990251	$8.324238

M&E - 1.55% Retirement Optimizer	$14.614628	$12.525779	$—	$—	$—

M&E - 1.55% Investor Series	$11.836206	$10.805886	$13.385586	$11.903972	$8.285035

M&E - 1.59% Retirement Power	$14.559340	$9.925798	$—	$—	$—

M&E - 1.60% Investor Series	$11.793571	$10.766961	$13.337349	$11.861069	$8.265504

M&E - 1.65% Investor Series	$11.751084	$10.728138	$13.289274	$11.818341	$8.246031

M&E - 1.70% Investor Series	$11.708774	$10.689499	$13.241394	$11.775759	$8.226597

M&E - 1.75% Investor Series	$11.666603	$10.650992	$13.193715	$11.733354	$8.207214

See accompanying notes.

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	Federated Capital Appreciation II Subaccount	Federated Kaufmann II Subaccount	Templeton Foreign Securities Subaccount	Templeton Growth Securities Subaccount	Janus Aspen Forty Subaccount
Assets
Investment in securities:
Number of shares	780,616.587	1,763,087.821	557,494.053	268,991.742	130,447.944

Cost	$4,217,950	$21,645,487	$7,009,393	$3,150,092	$4,326,872

Investments in mutual funds, Level 1 prices quoted at net asset value	$4,699,312	$22,638,049	$7,002,125	$2,719,507	$4,266,952
Receivable for units sold	—	—	—	1	—

Total assets	4,699,312	22,638,049	7,002,125	2,719,508	4,266,952

Liabilities
Payable for units redeemed	2	—	11	—	—

	$4,699,310	$22,638,049	$7,002,114	$2,719,508	$4,266,952

Net Assets:
Deferred annuity contracts terminable by owners	$4,699,310	$22,638,049	$7,002,114	$2,719,508	$4,266,952

Total net assets	$4,699,310	$22,638,049	$7,002,114	$2,719,508	$4,266,952

Accumulation units outstanding:
M&E - 1.25% Investor Series	11,778	69,746	71,684	36,274	43,727

M&E - 1.35% Investor Series	5,511	14,734	13,763	6,159	62,964

M&E - 1.35% Retirement Plus	297,179	1,325,791	—	—	—

M&E - 1.45% Investor Series	3,743	91,368	209,401	69,556	84,621

M&E - 1.55% Retirement Optimizer	1,554	18,180	—	—	—

M&E - 1.55% Investor Series	18,636	29,921	16,151	7,172	43,689

M&E - 1.59% Retirement Power	62,068	182,014	—	—	—

M&E - 1.60% Investor Series	4,824	18,655	44,311	3,101	20,576

M&E - 1.65% Investor Series	23,690	115,573	193,460	139,122	129,002

M&E - 1.70% Investor Series	—	1,531	530	1,441	6,081

M&E - 1.75% Investor Series	5,550	3,419	8,869	1,569	27,101

Accumulation unit value:
M&E - 1.25% Investor Series	$11.098945	$12.482410	$12.782963	$10.497591	$10.345536

M&E - 1.35% Investor Series	$11.019011	$12.392536	$12.690907	$10.422037	$10.295847

M&E - 1.35% Retirement Plus	$10.836720	$12.090730	$—	$—	$—

M&E - 1.45% Investor Series	$10.939727	$12.303328	$12.599518	$10.347062	$10.246395

M&E - 1.55% Retirement Optimizer	$10.672506	$11.907519	$—	$—	$—

M&E - 1.55% Investor Series	$10.860986	$12.214794	$12.508844	$10.272643	$10.197228

M&E - 1.59% Retirement Power	$10.639985	$11.871228	$—	$—	$—

M&E - 1.60% Investor Series	$10.821851	$12.170784	$12.463733	$10.235634	$10.172731

M&E - 1.65% Investor Series	$10.782852	$12.126931	$12.418806	$10.198768	$10.148306

M&E - 1.70% Investor Series	$10.744017	$12.083235	$12.374063	$10.162046	$10.123936

M&E - 1.75% Investor Series	$10.705308	$12.039714	$12.329477	$10.125454	$10.099632

See accompanying notes.

10

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	Janus Aspen- Enterprise Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Subaccount	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small & Mid- Cap Subaccount
Assets
Investment in securities:
Number of shares	30,354.457	2,379,711.053	31,975.299	20,889.444	136,611.066

Cost	$1,031,204	$47,461,377	$1,178,556	$360,357	$1,719,852

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,120,383	$58,445,704	$1,259,827	$428,860	$2,325,120
Receivable for units sold	—	—	—	—	—

Total assets	1,120,383	58,445,704	1,259,827	428,860	2,325,120

Liabilities
Payable for units redeemed	3	—	1	—	—

	$1,120,380	$58,445,704	$1,259,826	$428,860	$2,325,120

Net Assets:
Deferred annuity contracts terminable by owners	$1,120,380	$58,445,704	$1,259,826	$428,860	$2,325,120

Total net assets	$1,120,380	$58,445,704	$1,259,826	$428,860	$2,325,120

Accumulation units outstanding:
M&E - 1.25% Investor Series	5,348	—	36,426	3,709	43,793

M&E - 1.35% Investor Series	8,203	—	1,707	—	2,123

M&E - 1.35% Retirement Plus	—	2,713,372	—	—	—

M&E - 1.45% Investor Series	26,973	—	33,694	9,957	65,937

M&E - 1.55% Retirement Optimizer	—	74,819	—	—	—

M&E - 1.55% Investor Series	5,181	—	3,521	3,372	2,894

M&E - 1.59% Retirement Power	—	1,864,946	—	—	—

M&E - 1.60% Investor Series	4,740	—	4,659	710	13,698

M&E - 1.65% Investor Series	46,922	—	34,828	17,850	45,263

M&E - 1.70% Investor Series	2,648	—	—	—	—

M&E - 1.75% Investor Series	2,119	—	3,368	2,636	3,700

Accumulation unit value:
M&E - 1.25% Investor Series	$11.128106	$—	$10.822782	$11.467166	$13.314958

M&E - 1.35% Investor Series	$11.074622	$—	$10.744899	$11.384664	$13.219183

M&E - 1.35% Retirement Plus	$—	$17.104084	$—	$—	$—

M&E - 1.45% Investor Series	$11.021449	$—	$10.667586	$11.302731	$13.124130

M&E - 1.55% Retirement Optimizer	$—	$13.534938	$—	$—	$—

M&E - 1.55% Investor Series	$10.968530	$—	$10.590856	$11.221467	$13.029765

M&E - 1.59% Retirement Power	$—	$5.910781	$—	$—	$—

M&E - 1.60% Investor Series	$10.942188	$—	$10.552711	$11.181046	$12.982855

M&E - 1.65% Investor Series	$10.915898	$—	$10.514692	$11.140772	$12.936139

M&E - 1.70% Investor Series	$10.889697	$—	$10.476822	$11.100658	$12.889547

M&E - 1.75% Investor Series	$10.863545	$—	$10.439108	$11.060694	$12.843178

See accompanying notes.

11

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	PIMCO CommodityRealReturn® Strategy Subaccount	PIMCO Low Duration Subaccount	PIMCO Real Return Subaccount	PIMCO Total Return Subaccount	Pioneer Emerging Markets VCT Subaccount
Assets
Investment in securities:
Number of shares	1,943,319.435	2,619,033.122	2,617,056.427	37,869,768.900	225,920.793

Cost	$16,322,429	$27,361,392	$33,552,822	$405,812,776	$6,007,812

Investments in mutual funds, Level 1 prices quoted at net asset value	$13,991,900	$27,185,564	$36,507,937	$417,324,854	$5,356,582
Receivable for units sold	5	9	—	3,373	2

Total assets	13,991,905	27,185,573	36,507,937	417,328,227	5,356,584

Liabilities
Payable for units redeemed	—	—	53	—	—

	$13,991,905	$27,185,573	$36,507,884	$417,328,227	$5,356,584

Net Assets:
Deferred annuity contracts terminable by owners	$13,991,905	$27,185,573	$36,507,884	$417,328,227	$5,356,584

Total net assets	$13,991,905	$27,185,573	$36,507,884	$417,328,227	$5,356,584

Accumulation units outstanding:
M&E - 1.25% Investor Series	197,489	367,408	410,613	1,587,477	78,443

M&E - 1.35% Investor Series	64,308	148,569	158,605	700,303	26,688

M&E - 1.35% Retirement Plus	—	—	—	14,217,267	—

M&E - 1.45% Investor Series	322,342	572,589	662,371	2,818,542	102,553

M&E - 1.55% Retirement Optimizer	—	—	—	254,173	—

M&E - 1.55% Investor Series	83,580	226,049	301,679	1,070,508	48,303

M&E - 1.59% Retirement Power	—	—	—	2,479,250	—

M&E - 1.60% Investor Series	84,484	96,153	121,692	498,562	16,003

M&E - 1.65% Investor Series	439,407	774,265	850,902	3,039,618	239,835

M&E - 1.70% Investor Series	7,961	44,607	42,119	128,922	1,319

M&E - 1.75% Investor Series	29,059	57,743	74,066	257,681	14,129

Accumulation unit value:
M&E - 1.25% Investor Series	$11.603433	$12.032860	$14.184927	$14.347969	$10.324518

M&E - 1.35% Investor Series	$11.519877	$11.975122	$14.082830	$14.244681	$10.264629

M&E - 1.35% Retirement Plus	$—	$—	$—	$15.890270	$—

M&E - 1.45% Investor Series	$11.436956	$11.917685	$13.981498	$14.142200	$10.205107

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$15.842791	$—

M&E - 1.55% Investor Series	$11.354650	$11.860553	$13.880935	$14.040477	$10.145965

M&E - 1.59% Retirement Power	$—	$—	$—	$18.166536	$—

M&E - 1.60% Investor Series	$11.313748	$11.832083	$13.830929	$13.989888	$10.116531

M&E - 1.65% Investor Series	$11.272966	$11.803695	$13.781108	$13.939495	$10.087188

M&E - 1.70% Investor Series	$11.232347	$11.775396	$13.731481	$13.889316	$10.057922

M&E - 1.75% Investor Series	$11.191885	$11.747153	$13.682053	$13.839304	$10.028758

See accompanying notes.

12

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	Pioneer Fund VCT Subaccount	Pioneer High Yield VCT Subaccount	Pioneer Real Estate Shares VCT Subaccount	Columbia Variable Portfolio Select Smaller-Cap Value Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount
Assets
Investment in securities:
Number of shares	40,823.789	264,611.365	78,635.977	885,944.896	20,220.480

Cost	$914,421	$2,684,935	$1,299,809	$10,469,546	$152,883

Investments in mutual funds, Level 1 prices quoted at net asset value	$815,251	$2,614,360	$1,379,275	$9,346,719	$164,999
Receivable for units sold	—	66	—	—	1

Total assets	815,251	2,614,426	1,379,275	9,346,719	165,000

Liabilities
Payable for units redeemed	1	—	6	5	—

	$815,250	$2,614,426	$1,379,269	$9,346,714	$165,000

Net Assets:
Deferred annuity contracts terminable by owners	$815,250	$2,614,426	$1,379,269	$9,346,714	$165,000

Total net assets	$815,250	$2,614,426	$1,379,269	$9,346,714	$165,000

Accumulation units outstanding:
M&E - 1.25% Investor Series	13,918	49,626	14,222	—	990

M&E - 1.35% Investor Series	—	22,198	11,338	—	1,313

M&E - 1.35% Retirement Plus	—	—	—	—	—

M&E - 1.45% Investor Series	22,025	44,598	23,032	—	3,453

M&E - 1.55% Retirement Optimizer	—	—	—	91,825	—

M&E - 1.55% Investor Series	—	32,284	19,782	—	7,378

M&E - 1.59% Retirement Power	—	—	—	984,904	—

M&E - 1.60% Investor Series	4,090	6,601	2,055	—	1,655

M&E - 1.65% Investor Series	30,680	43,547	49,334	—	1,548

M&E - 1.70% Investor Series	—	—	—	—	—

M&E - 1.75% Investor Series	—	4,281	3,710	—	1,200

Accumulation unit value:
M&E - 1.25% Investor Series	$11.743360	$13.066494	$11.288211	$—	$9.507460

M&E - 1.35% Investor Series	$11.658857	$12.972449	$11.245248	$—	$9.471317

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$11.574979	$12.879114	$11.202482	$—	$9.435315

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$8.683185	$—

M&E - 1.55% Investor Series	$11.491724	$12.786472	$11.159883	$—	$9.399498

M&E - 1.59% Retirement Power	$—	$—	$—	$8.680424	$—

M&E - 1.60% Investor Series	$11.450332	$12.740404	$11.138648	$—	$9.381628

M&E - 1.65% Investor Series	$11.409082	$12.694512	$11.117449	$—	$9.363818

M&E - 1.70% Investor Series	$11.367998	$12.648798	$11.096325	$—	$9.346038

M&E - 1.75% Investor Series	$11.327075	$12.603268	$11.075227	$—	$9.328310

See accompanying notes.

13

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2011

	TA WMC Diversified Growth Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount	TA Systematic Small/Mid Cap Value Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Assets
Investment in securities:
Number of shares	3,617,494	970,997.003	526,761.375	888,000.510	334,813.669

Cost	$80,204,938	$25,915,910	$10,769,544	$31,647,826	$9,459,247

Investments in mutual funds, Level 1 prices quoted at net asset value	$76,980,278	$25,915,910	$10,572,101	$25,565,535	$9,977,447
Receivable for units sold	5	—	1	—	—

Total assets	76,980,283	25,915,910	10,572,102	25,565,535	9,977,447

Liabilities
Payable for units redeemed	—	41,211	—	3	10

	$76,980,283	$25,874,699	$10,572,102	$25,565,532	$9,977,437

Net Assets:
Deferred annuity contracts terminable by owners	$76,980,283	$25,874,699	$10,572,102	$25,565,532	$9,977,437

Total net assets	$76,980,283	$25,874,699	$10,572,102	$25,565,532	$9,977,437

Accumulation units outstanding:
M&E - 1.25% Investor Series	1,510,455	446,717	188,670	507,167	115,311

M&E - 1.35% Investor Series	517,770	145,890	50,600	128,047	43,952

M&E - 1.35% Retirement Plus	—	—	—	—	—

M&E - 1.45% Investor Series	2,650,553	791,262	304,382	839,487	237,874

M&E - 1.55% Retirement Optimizer	—	—	—	—	—

M&E - 1.55% Investor Series	818,134	218,922	69,393	198,532	46,836

M&E - 1.59% Retirement Power	—	—	—	—	—

M&E - 1.60% Investor Series	347,161	96,017	36,131	130,346	28,954

M&E - 1.65% Investor Series	2,835,554	804,472	327,790	891,450	260,576

M&E - 1.70% Investor Series	97,213	24,472	6,092	21,698	5,811

M&E - 1.75% Investor Series	224,149	59,718	20,719	56,413	12,552

Accumulation unit value:
M&E - 1.25% Investor Series	$8.633682	$10.000000	$10.629941	$9.328201	$13.513032

M&E - 1.35% Investor Series	$8.600844	$10.000000	$10.589515	$9.283422	$13.415725

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$8.568167	$10.000000	$10.549252	$9.238867	$13.319133

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$—

M&E - 1.55% Investor Series	$8.535591	$10.000000	$10.509158	$9.194521	$13.223305

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$—

M&E - 1.60% Investor Series	$8.519367	$10.000000	$10.489184	$9.172449	$13.175632

M&E - 1.65% Investor Series	$8.503177	$10.000000	$10.469243	$9.150430	$13.128153

M&E - 1.70% Investor Series	$8.487022	$10.000000	$10.449357	$9.128460	$13.080846

M&E - 1.75% Investor Series	$8.470905	$10.000000	$10.429495	$9.106569	$13.033732

See accompanying notes.

14

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Invesco V.I. Basic Value Subaccount	Invesco V.I. Capital Appreciation Subaccount	Invesco V.I. Core Equity Subaccount	Invesco V.I. International Growth Subaccount
Net Assets as of January 1, 2010	$769,029	$21,040,809	$72,916,730	$9,789,136

Investment Income:
Dividends	4,438	150,708	553,782	207,938
Investment Expenses:
Mortality and expense risk and other charges	10,650	270,523	871,999	153,596

Net investment income (loss)	(6,212)	(119,815)	(318,217)	54,342
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(16,943)	(90,088)	1,458,970	(505,435)

Net realized capital gains (losses) on investments	(16,943)	(90,088)	1,458,970	(505,435)
Net change in unrealized appreciation/depreciation	57,502	2,901,837	2,360,278	1,121,402

Net Gain (Loss) on Investment	40,559	2,811,749	3,819,248	615,967

Increase (decrease) in net assets from operations	34,347	2,691,934	3,501,031	670,309

Increase (decrease) in net assets from contract transactions	(401,229)	(2,005,350)	(18,347,799)	6,688,099

Total increase (decrease) in net assets	(366,882)	686,584	(14,846,768)	7,358,408

Net Assets as of December 31, 2010	$402,147	$21,727,393	$58,069,962	$17,147,544

Investment Income:
Dividends	4,186	30,399	520,699	241,989
Investment Expenses:
Mortality and expense risk and other charges	5,767	271,923	750,550	241,363

Net investment income (loss)	(1,581)	(241,524)	(229,851)	626

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,652	196,662	838,605	(260,423)

Net realized capital gains (losses) on investments	1,652	196,662	838,605	(260,423)
Net change in unrealized appreciation/depreciation	(9,584)	(1,763,731)	(1,230,834)	(822,825)

Net Gain (Loss) on Investment	(7,932)	(1,567,069)	(392,229)	(1,083,248)

Increase (decrease) in net assets from operations	(9,513)	(1,808,593)	(622,080)	(1,082,622)

Increase (decrease) in net assets from contract transactions	56,737	(2,156,797)	(7,119,152)	(2,777,377)

Total increase (decrease) in net assets	47,224	(3,965,390)	(7,741,232)	(3,859,999)

Net Assets as of December 31, 2011	$449,371	$17,762,003	$50,328,730	$13,287,545

See accompanying notes.

15

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Invesco V.I. Mid Cap Core Equity Subaccount	Invesco Van Kampen V.I. Capital Growth Subaccount	Invesco Van Kampen V.I. Comstock Subaccount	AllianceBernstein International Value Subaccount
Net Assets as of January 1, 2010	$16,829,538	$4,119,313	$19,538,948	$2,233,196

Investment Income:
Dividends	82,415	—	25,704	62,685
Investment Expenses:
Mortality and expense risk and other charges	225,818	164,349	308,973	32,539

Net investment income (loss)	(143,403)	(164,349)	(283,269)	30,146

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	3,812,329	3,632,308	881,952	(611,873)

Net realized capital gains (losses) on investments	3,812,329	3,632,308	881,952	(611,873)
Net change in unrealized appreciation/depreciation	(1,790,314)	(148,650)	2,868,255	665,925

Net Gain (Loss) on Investment	2,022,015	3,483,658	3,750,207	54,052

Increase (decrease) in net assets from operations	1,878,612	3,319,309	3,466,938	84,198

Increase (decrease) in net assets from contract transactions	(14,010,726)	(3,312,676)	69,039,659	(369,091)

Total increase (decrease) in net assets	(12,132,114)	6,633	72,506,597	(284,893)

Net Assets as of December 31, 2010	$4,697,424	$4,125,946	$92,045,545	$1,948,303

Investment Income:
Dividends	12,519	—	2,349,316	74,081
Investment Expenses:
Mortality and expense risk and other charges	65,395	58,988	1,850,215	27,184

Net investment income (loss)	(52,876)	(58,988)	499,101	46,897

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	318,024	112,645	5,034,406	(28,982)

Net realized capital gains (losses) on investments	318,024	112,645	5,034,406	(28,982)
Net change in unrealized appreciation/depreciation	(569,552)	(315,461)	(10,598,439)	(410,793)

Net Gain (Loss) on Investment	(251,528)	(202,816)	(5,564,033)	(439,775)

Increase (decrease) in net assets from operations	(304,404)	(261,804)	(5,064,932)	(392,878)

Increase (decrease) in net assets from contract transactions	(620,497)	(797,021)	43,131,563	(20,739)

Total increase (decrease) in net assets	(924,901)	(1,058,825)	38,066,631	(413,617)

Net Assets as of December 31, 2011	$3,772,523	$3,067,121	$130,112,176	$1,534,686

See accompanying notes.

16

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	AllianceBernstein Global Thematic Growth Subaccount	AllianceBernstein Growth and Income Subaccount	AllianceBernstein Large Cap Growth Subaccount	AllianceBernstein Small/Mid Cap Value Subaccount
Net Assets as of January 1, 2010	$6,356,519	$13,697,318	$92,478,891	$3,783,806

Investment Income:
Dividends	145,024	—	422,203	17,865
Investment Expenses:
Mortality and expense risk and other charges	91,078	184,976	1,160,598	59,910

Net investment income (loss)	53,946	(184,976)	(738,395)	(42,045)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(240,605)	1,137,409	(7,163,620)	557,695

Net realized capital gains (losses) on investments	(240,605)	1,137,409	(7,163,620)	557,695
Net change in unrealized appreciation/depreciation	1,279,595	(289,302)	14,747,371	383,005

Net Gain (Loss) on Investment	1,038,990	848,107	7,583,751	940,700

Increase (decrease) in net assets from operations	1,092,936	663,131	6,845,356	898,655

Increase (decrease) in net assets from contract transactions	1,086,739	(4,513,372)	(10,449,345)	(206,189)

Total increase (decrease) in net assets	2,179,675	(3,850,241)	(3,603,989)	692,466

Net Assets as of December 31, 2010	$8,536,194	$9,847,077	$88,874,902	$4,476,272

Investment Income:
Dividends	47,028	127,641	275,686	21,539
Investment Expenses:
Mortality and expense risk and other charges	100,295	148,104	1,133,086	67,061

Net investment income (loss)	(53,267)	(20,463)	(857,400)	(45,522)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	695,806	703,562	(4,283,158)	193,357

Net realized capital gains (losses) on investments	695,806	703,562	(4,283,158)	193,357
Net change in unrealized appreciation/depreciation	(2,534,804)	(252,030)	1,304,685	(618,110)

Net Gain (Loss) on Investment	(1,838,998)	451,532	(2,978,473)	(424,753)

Increase (decrease) in net assets from operations	(1,892,265)	431,069	(3,835,873)	(470,275)

Increase (decrease) in net assets from contract transactions	(1,711,302)	(1,678,725)	(10,816,336)	298,816

Total increase (decrease) in net assets	(3,603,567)	(1,247,656)	(14,652,209)	(171,459)

Net Assets as of December 31, 2011	$4,932,627	$8,599,421	$74,222,693	$4,304,813

See accompanying notes.

17

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	AllianceBernstein Value Subaccount	American Century VP International Subaccount	American Century VP Ultra® Subaccount	American Funds Asset Allocation Subaccount
Net Assets as of January 1, 2010	$1,352,056	$45,143,560	$5,312,686	$15,077,696

Investment Income:
Dividends	26,916	998,531	25,069	293,148
Investment Expenses:
Mortality and expense risk and other charges	19,463	565,280	65,023	240,156

Net investment income (loss)	7,453	433,251	(39,954)	52,992

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(292,248)	(2,214,924)	327,947	(365,840)

Net realized capital gains (losses) on investments	(292,248)	(2,214,924)	327,947	(365,840)
Net change in unrealized appreciation/depreciation	413,512	6,386,883	368,487	1,855,796

Net Gain (Loss) on Investment	121,264	4,171,959	696,434	1,489,956

Increase (decrease) in net assets from operations	128,717	4,605,210	656,480	1,542,948

Increase (decrease) in net assets from contract transactions	(70,556)	(5,066,112)	(796,323)	(1,054,971)

Total increase (decrease) in net assets	58,161	(460,902)	(139,843)	487,977

Net Assets as of December 31, 2010	$1,410,217	$44,682,658	$5,172,843	$15,565,673

Investment Income:
Dividends	18,475	638,288	—	253,448
Investment Expenses:
Mortality and expense risk and other charges	18,949	562,615	67,549	230,973

Net investment income (loss)	(474)	75,673	(67,549)	22,475

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(139,088)	(2,146,956)	497,595	(507,036)

Net realized capital gains (losses) on investments	(139,088)	(2,146,956)	497,595	(507,036)
Net change in unrealized appreciation/depreciation	81,874	(3,078,767)	(426,916)	495,096

Net Gain (Loss) on Investment	(57,214)	(5,225,723)	70,679	(11,940)

Increase (decrease) in net assets from operations	(57,688)	(5,150,050)	3,130	10,535

Increase (decrease) in net assets from contract transactions	(94,573)	(5,646,331)	(518,870)	(2,445,927)

Total increase (decrease) in net assets	(152,261)	(10,796,381)	(515,740)	(2,435,392)

Net Assets as of December 31, 2011	$1,257,956	$33,886,277	$4,657,103	$13,130,281

See accompanying notes.

18

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	American Funds Bond Subaccount	American Funds Growth Subaccount	American Funds Growth-Income Subaccount	American Funds International Subaccount
Net Assets as of January 1, 2010	$50,572,622	$44,811,203	$23,124,870	$114,611,285

Investment Income:
Dividends	1,245,548	304,486	338,061	2,513,876
Investment Expenses:
Mortality and expense risk and other charges	720,226	701,710	374,107	1,986,221

Net investment income (loss)	525,322	(397,224)	(36,046)	527,655

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(561,752)	(1,630,330)	(812,557)	(10,988,910)

Net realized capital gains (losses) on investments	(561,752)	(1,630,330)	(812,557)	(10,988,910)
Net change in unrealized appreciation/depreciation	2,106,958	8,793,948	3,073,525	17,915,031

Net Gain (Loss) on Investment	1,545,206	7,163,618	2,260,968	6,926,121

Increase (decrease) in net assets from operations	2,070,528	6,766,394	2,224,922	7,453,776

Increase (decrease) in net assets from contract transactions	(39,542,162)	(6,785,510)	(1,000,633)	(922,581)

Total increase (decrease) in net assets	(37,471,634)	(19,116)	1,224,289	6,531,195

Net Assets as of December 31, 2010	$13,100,988	$44,792,087	$24,349,159	$121,142,480

Investment Income:
Dividends	312,201	228,509	337,798	1,844,850
Investment Expenses:
Mortality and expense risk and other charges	185,002	633,495	368,088	1,724,400

Net investment income (loss)	127,199	(404,986)	(30,290)	120,450

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	414,805	4,425,112	(957,523)	(4,018,481)

Net realized capital gains (losses) on investments	414,805	4,425,112	(957,523)	(4,018,481)
Net change in unrealized appreciation/depreciation	(49,323)	(5,901,089)	283,474	(11,355,930)

Net Gain (Loss) on Investment	365,482	(1,475,977)	(674,049)	(15,374,411)

Increase (decrease) in net assets from operations	492,681	(1,880,963)	(704,339)	(15,253,961)

Increase (decrease) in net assets from contract transactions	(3,370,740)	(9,437,854)	(2,853,369)	(13,180,888)

Total increase (decrease) in net assets	(2,878,059)	(11,318,817)	(3,557,708)	(28,434,849)

Net Assets as of December 31, 2011	$10,222,929	$33,473,270	$20,791,451	$92,707,631

See accompanying notes.

19

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Balanced Capital V.I. Subaccount	BlackRock Basic Value V.I. Subaccount	BlackRock Total Return V.I. Subaccount	BlackRock Capital Appreciation V.I. Subaccount
Net Assets as of January 1, 2010	$26,600,957	$309,325,482	$181,548,085	$187,373,598

Investment Income:
Dividends	447,175	4,504,397	8,939,201	393,607
Investment Expenses:
Mortality and expense risk and other charges	338,077	4,005,423	2,427,423	2,576,197

Net investment income (loss)	109,098	498,974	6,511,778	(2,182,590)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(86,613)	(1,414,185)	(1,648,471)	(461,185)

Net realized capital gains (losses) on investments	(86,613)	(1,414,185)	(1,648,471)	(461,185)
Net change in unrealized appreciation/depreciation	1,743,654	30,302,049	9,289,447	34,295,175

Net Gain (Loss) on Investment	1,657,041	28,887,864	7,640,976	33,833,990

Increase (decrease) in net assets from operations	1,766,139	29,386,838	14,152,754	31,651,400

Increase (decrease) in net assets from contract transactions	(3,408,415)	(86,817,576)	(26,474,337)	6,049,064

Total increase (decrease) in net assets	(1,642,276)	(57,430,738)	(12,321,583)	37,700,464

Net Assets as of December 31, 2010	$24,958,681	$251,894,744	$169,226,502	$225,074,062

Investment Income:
Dividends	499,176	3,985,392	6,683,612	629,123
Investment Expenses:
Mortality and expense risk and other charges	319,988	3,184,803	2,176,423	2,918,591

Net investment income (loss)	179,188	800,589	4,507,189	(2,289,468)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	4,165,115
Realized gain (loss) on investments	206,537	(6,403,740)	(1,585,603)	6,417,547

Net realized capital gains (losses) on investments	206,537	(6,403,740)	(1,585,603)	10,582,662
Net change in unrealized appreciation/depreciation	268,277	(2,410,388)	4,561,594	(29,240,944)

Net Gain (Loss) on Investment	474,814	(8,814,128)	2,975,991	(18,658,282)

Increase (decrease) in net assets from operations	654,002	(8,013,539)	7,483,180	(20,947,750)

Increase (decrease) in net assets from contract transactions	(3,183,819)	(34,553,016)	(23,087,358)	(23,628,984)

Total increase (decrease) in net assets	(2,529,817)	(42,566,555)	(15,604,178)	(44,576,734)

Net Assets as of December 31, 2011	$22,428,864	$209,328,189	$153,622,324	$180,497,328

See accompanying notes.

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Global Allocation V.I. Subaccount	BlackRock Global Opportunities V.I. Subaccount	BlackRock U.S. Government Bond V.I. Subaccount	BlackRock High Yield V.I. Subaccount
Net Assets as of January 1, 2010	$595,179,866	$40,787,117	$203,051,569	$104,742,210

Investment Income:
Dividends	6,842,594	298,364	7,390,593	7,942,539
Investment Expenses:
Mortality and expense risk and other charges	7,978,702	505,604	2,671,280	1,379,774

Net investment income (loss)	(1,136,108)	(207,240)	4,719,313	6,562,765

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	3,114,682	—	—	—
Realized gain (loss) on investments	14,786,936	(111,388)	(1,394,437)	(2,467,796)

Net realized capital gains (losses) on investments	17,901,618	(111,388)	(1,394,437)	(2,467,796)
Net change in unrealized appreciation/depreciation	31,211,774	3,585,520	10,525,277	9,070,652

Net Gain (Loss) on Investment	49,113,392	3,474,132	9,130,840	6,602,856

Increase (decrease) in net assets from operations	47,977,284	3,266,892	13,850,153	13,165,621

Increase (decrease) in net assets from contract transactions	(29,911,401)	(5,512,569)	(40,995,050)	(4,316,238)

Total increase (decrease) in net assets	18,065,883	(2,245,677)	(27,144,897)	8,849,383

Net Assets as of December 31, 2010	$613,245,749	$38,541,440	$175,906,672	$113,591,593

Investment Income:
Dividends	12,843,709	374,447	4,655,368	8,317,832
Investment Expenses:
Mortality and expense risk and other charges	8,080,456	468,886	1,992,628	1,616,812

Net investment income (loss)	4,763,253	(94,439)	2,662,740	6,701,020

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	12,599,520	—	—	—
Realized gain (loss) on investments	20,656,498	1,676,375	146,779	(1,419,958)

Net realized capital gains (losses) on investments	33,256,018	1,676,375	146,779	(1,419,958)
Net change in unrealized appreciation/depreciation	(66,040,247)	(6,374,505)	3,829,604	(3,165,625)

Net Gain (Loss) on Investment	(32,784,229)	(4,698,130)	3,976,383	(4,585,583)

Increase (decrease) in net assets from operations	(28,020,976)	(4,792,569)	6,639,123	2,115,437

Increase (decrease) in net assets from contract transactions	(38,283,074)	(4,137,989)	(49,671,226)	(368,951)

Total increase (decrease) in net assets	(66,304,050)	(8,930,558)	(43,032,103)	1,746,486

Net Assets as of December 31, 2011	$546,941,699	$29,610,882	$132,874,569	$115,338,079

See accompanying notes.

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock International V.I. Subaccount	BlackRock Large Cap Core V.I. Subaccount	BlackRock Large Cap Growth V.I. Subaccount	BlackRock Large Cap Value V.I. Subaccount
Net Assets as of January 1, 2010	$138,524,740	$198,118,954	$130,518,260	$102,704,151

Investment Income:
Dividends	1,423,804	1,878,168	845,970	1,124,712
Investment Expenses:
Mortality and expense risk and other charges	1,770,038	2,502,135	1,750,337	1,398,878

Net investment income (loss)	(346,234)	(623,967)	(904,367)	(274,166)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(14,174,242)	(7,005,124)	20,469,745	(12,099,499)

Net realized capital gains (losses) on investments	(14,174,242)	(7,005,124)	20,469,745	(12,099,499)
Net change in unrealized appreciation/depreciation	21,230,239	20,875,314	(1,075,436)	17,579,309

Net Gain (Loss) on Investment	7,055,997	13,870,190	19,394,309	5,479,810

Increase (decrease) in net assets from operations	6,709,763	13,246,223	18,489,942	5,205,644

Increase (decrease) in net assets from contract transactions	(14,225,592)	(23,178,844)	(68,289,648)	(14,160,775)

Total increase (decrease) in net assets	(7,515,829)	(9,932,621)	(49,799,706)	(8,955,131)

Net Assets as of December 31, 2010	$131,008,911	$188,186,333	$80,718,554	$93,749,020

Investment Income:
Dividends	3,003,227	2,015,984	627,821	1,119,566
Investment Expenses:
Mortality and expense risk and other charges	1,703,984	2,475,582	1,048,370	1,179,681

Net investment income (loss)	1,299,243	(459,598)	(420,549)	(60,115)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	162,683	—
Realized gain (loss) on investments	(16,649,141)	(1,649,392)	2,749,752	2,124,391

Net realized capital gains (losses) on investments	(16,649,141)	(1,649,392)	2,912,435	2,124,391
Net change in unrealized appreciation/depreciation	(2,461,641)	4,682,058	(1,080,964)	(3,339,281)

Net Gain (Loss) on Investment	(19,110,782)	3,032,666	1,831,471	(1,214,890)

Increase (decrease) in net assets from operations	(17,811,539)	2,573,068	1,410,922	(1,275,005)

Increase (decrease) in net assets from contract transactions	(11,258,732)	(21,795,392)	(13,010,698)	(15,198,434)

Total increase (decrease) in net assets	(29,070,271)	(19,222,324)	(11,599,776)	(16,473,439)

Net Assets as of December 31, 2011	$101,938,640	$168,964,009	$69,118,778	$77,275,581

See accompanying notes.

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	BlackRock Money Market V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Equity Dividend V.I. Subaccount	BlackRock Value Opportunities V.I. Subaccount
Net Assets as of January 1, 2010	$265,497,782	$115,247,298	$17,599,662	$141,501,486

Investment Income:
Dividends	5,759	1,785,555	443,649	769,538
Investment Expenses:
Mortality and expense risk and other charges	3,223,725	1,520,834	215,199	1,962,708

Net investment income (loss)	(3,217,966)	264,721	228,450	(1,193,170)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,026	3,345,040	2,145,204	—
Realized gain (loss) on investments	—	(6,148,208)	(147,555)	(14,603,370)

Net realized capital gains (losses) on investments	1,026	(2,803,168)	1,997,649	(14,603,370)
Net change in unrealized appreciation/depreciation	—	16,342,996	(934,722)	51,329,697

Net Gain (Loss) on Investment	1,026	13,539,828	1,062,927	36,726,327

Increase (decrease) in net assets from operations	(3,216,940)	13,804,549	1,291,377	35,533,157

Increase (decrease) in net assets from contract transactions	(57,073,375)	(12,599,315)	(2,398,990)	(16,157,371)

Total increase (decrease) in net assets	(60,290,315)	1,205,234	(1,107,613)	19,375,786

Net Assets as of December 31, 2010	$205,207,467	$116,452,532	$16,492,049	$160,877,272

Investment Income:
Dividends	112	1,832,605	324,445	571,507
Investment Expenses:
Mortality and expense risk and other charges	2,601,898	1,513,539	209,171	2,009,511

Net investment income (loss)	(2,601,786)	319,066	115,274	(1,438,004)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	4,593	4,246,776	88,296	—
Realized gain (loss) on investments	—	(725,835)	99,397	(10,336,530)

Net realized capital gains (losses) on investments	4,593	3,520,941	187,693	(10,336,530)
Net change in unrealized appreciation/depreciation	—	(3,212,550)	422,859	6,900,993

Net Gain (Loss) on Investment	4,593	308,391	610,552	(3,435,537)

Increase (decrease) in net assets from operations	(2,597,193)	627,457	725,826	(4,873,541)

Increase (decrease) in net assets from contract transactions	(29,376,390)	(12,593,109)	(2,342,250)	(23,793,532)

Total increase (decrease) in net assets	(31,973,583)	(11,965,652)	(1,616,424)	(28,667,073)

Net Assets as of December 31, 2011	$173,233,884	$104,486,880	$14,875,625	$132,210,199

See accompanying notes.

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Davis Value Subaccount	Dreyfus VIF Appreciation Subaccount	Eaton Vance VT Floating-Rate Income Subaccount	Eaton Vance VT Large-Cap Value Subaccount
Net Assets as of January 1, 2010	$185,644,288	$1,292,736	$2,494,381	$42,098,358

Investment Income:
Dividends	2,600,427	24,437	122,480	186,455
Investment Expenses:
Mortality and expense risk and other charges	2,681,494	207,184	40,345	452,979

Net investment income (loss)	(81,067)	(182,747)	82,135	(266,524)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	3,417,993	2,525,459	(15,398)	(200,320)

Net realized capital gains (losses) on investments	3,417,993	2,525,459	(15,398)	(200,320)
Net change in unrealized appreciation/depreciation	19,336,316	2,491,654	137,282	137,770

Net Gain (Loss) on Investment	22,754,309	5,017,113	121,884	(62,550)

Increase (decrease) in net assets from operations	22,673,242	4,834,366	204,019	(329,074)

Increase (decrease) in net assets from contract transactions	(69,051,929)	26,233,548	144,073	28,278,155

Total increase (decrease) in net assets	(46,378,687)	31,067,914	348,092	27,949,081

Net Assets as of December 31, 2010	$139,265,601	$32,360,650	$2,842,473	$70,047,439

Investment Income:
Dividends	661,452	498,735	129,753	729,124
Investment Expenses:
Mortality and expense risk and other charges	1,299,923	447,581	43,307	874,283

Net investment income (loss)	(638,471)	51,154	86,446	(145,159)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	5,785,095	—	—	—
Realized gain (loss) on investments	8,142,673	585,291	151,090	195,228

Net realized capital gains (losses) on investments	13,927,768	585,291	151,090	195,228
Net change in unrealized appreciation/depreciation	(17,638,607)	1,580,474	(214,380)	(4,347,100)

Net Gain (Loss) on Investment	(3,710,839)	2,165,765	(63,290)	(4,151,872)

Increase (decrease) in net assets from operations	(4,349,310)	2,216,919	23,156	(4,297,031)

Increase (decrease) in net assets from contract transactions	(61,547,134)	(2,886,043)	(105,781)	(9,239,524)

Total increase (decrease) in net assets	(65,896,444)	(669,124)	(82,625)	(13,536,555)

Net Assets as of December 31, 2011	$73,369,157	$31,691,526	$2,759,848	$56,510,884

See accompanying notes.

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Federated Capital Appreciation II Subaccount	Federated Kaufmann II Subaccount	Templeton Foreign Securities Subaccount	Templeton Growth Securities Subaccount
Net Assets as of January 1, 2010	$51,747,841	$50,093,541	$8,147,962	$3,267,150

Investment Income:
Dividends	547,230	45,935	147,256	41,263
Investment Expenses:
Mortality and expense risk and other charges	254,117	585,297	111,068	43,435

Net investment income (loss)	293,113	(539,362)	36,188	(2,172)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(1,623,913)	(1,724,821)	(628,914)	(290,266)

Net realized capital gains (losses) on investments	(1,623,913)	(1,724,821)	(628,914)	(290,266)
Net change in unrealized appreciation/depreciation	3,865,680	7,847,838	1,164,572	454,399

Net Gain (Loss) on Investment	2,241,767	6,123,017	535,658	164,133

Increase (decrease) in net assets from operations	2,534,880	5,583,655	571,846	161,961

Increase (decrease) in net assets from contract transactions	(47,946,415)	(23,938,753)	40,855	(216,709)

Total increase (decrease) in net assets	(45,411,535)	(18,355,098)	612,701	(54,748)

Net Assets as of December 31, 2010	$6,336,306	$31,738,443	$8,760,663	$3,212,402

Investment Income:
Dividends	41,251	321,481	139,984	40,663
Investment Expenses:
Mortality and expense risk and other charges	76,168	394,252	114,415	43,124

Net investment income (loss)	(34,917)	(72,771)	25,569	(2,461)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	377,815	(351,486)	(544,655)	(224,932)

Net realized capital gains (losses) on investments	377,815	(351,486)	(544,655)	(224,932)
Net change in unrealized appreciation/depreciation	(696,469)	(3,864,343)	(437,658)	(11,186)

Net Gain (Loss) on Investment	(318,654)	(4,215,829)	(982,313)	(236,118)

Increase (decrease) in net assets from operations	(353,571)	(4,288,600)	(956,744)	(238,579)

Increase (decrease) in net assets from contract transactions	(1,283,425)	(4,811,794)	(801,805)	(254,315)

Total increase (decrease) in net assets	(1,636,996)	(9,100,394)	(1,758,549)	(492,894)

Net Assets as of December 31, 2011	$4,699,310	$22,638,049	$7,002,114	$2,719,508

See accompanying notes.

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Janus Aspen Forty Subaccount	Janus Aspen- Enterprise Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Subaccount
Net Assets as of January 1, 2010	$58,922,519	$8,094,719	$55,594,869	$1,408,111

Investment Income:
Dividends	38,210	—	66,598	—
Investment Expenses:
Mortality and expense risk and other charges	608,321	115,219	771,499	17,206

Net investment income (loss)	(570,111)	(115,219)	(704,901)	(17,206)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	436,168	766,835	(1,438,987)	(45,338)

Net realized capital gains (losses) on investments	436,168	766,835	(1,438,987)	(45,338)
Net change in unrealized appreciation/depreciation	(726,184)	1,163,398	9,641,023	165,885

Net Gain (Loss) on Investment	(290,016)	1,930,233	8,202,036	120,547

Increase (decrease) in net assets from operations	(860,127)	1,815,014	7,497,135	103,341

Increase (decrease) in net assets from contract transactions	(50,822,743)	(8,543,309)	3,004,736	(183,761)

Total increase (decrease) in net assets	(51,682,870)	(6,728,295)	10,501,871	(80,420)

Net Assets as of December 31, 2010	$7,239,649	$1,366,424	$66,096,740	$1,327,691

Investment Income:
Dividends	13,718	—	120,092	1,369
Investment Expenses:
Mortality and expense risk and other charges	82,755	18,792	877,242	17,950

Net investment income (loss)	(69,037)	(18,792)	(757,150)	(16,581)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	566,886	143,649	1,408,673	(42,951)

Net realized capital gains (losses) on investments	566,886	143,649	1,408,673	(42,951)
Net change in unrealized appreciation/depreciation	(936,405)	(165,548)	(1,599,331)	18,330

Net Gain (Loss) on Investment	(369,519)	(21,899)	(190,658)	(24,621)

Increase (decrease) in net assets from operations	(438,556)	(40,691)	(947,808)	(41,202)

Increase (decrease) in net assets from contract transactions	(2,534,141)	(205,353)	(6,703,228)	(26,663)

Total increase (decrease) in net assets	(2,972,697)	(246,044)	(7,651,036)	(67,865)

Net Assets as of December 31, 2011	$4,266,952	$1,120,380	$58,445,704	$1,259,826

See accompanying notes.

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Oppenheimer Main Street Subaccount	Oppenheimer Main Street Small & Mid- Cap Subaccount	PIMCO CommodityRealReturn® Strategy Subaccount	PIMCO Low Duration Subaccount
Net Assets as of January 1, 2010	$885,458	$2,847,047	$15,611,769	$4,182,452

Investment Income:
Dividends	8,032	12,209	2,359,724	81,025
Investment Expenses:
Mortality and expense risk and other charges	11,392	39,405	230,199	74,341

Net investment income (loss)	(3,360)	(27,196)	2,129,525	6,684

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	287,164	16,309
Realized gain (loss) on investments	(106,221)	(254,678)	(584,065)	58,048

Net realized capital gains (losses) on investments	(106,221)	(254,678)	(296,901)	74,357
Net change in unrealized appreciation/depreciation	211,339	853,415	1,433,354	96,143

Net Gain (Loss) on Investment	105,118	598,737	1,136,453	170,500

Increase (decrease) in net assets from operations	101,758	571,541	3,265,978	177,184

Increase (decrease) in net assets from contract transactions	(360,306)	(724,697)	(1,855,985)	25,365,981

Total increase (decrease) in net assets	(258,548)	(153,156)	1,409,993	25,543,165

Net Assets as of December 31, 2010	$626,910	$2,693,891	$17,021,762	$29,725,617

Investment Income:
Dividends	3,371	10,353	2,277,188	492,308
Investment Expenses:
Mortality and expense risk and other charges	8,220	34,642	241,814	436,863

Net investment income (loss)	(4,849)	(24,289)	2,035,374	55,445

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(42,857)	9,737	569,530	24,548

Net realized capital gains (losses) on investments	(42,857)	9,737	569,530	24,548
Net change in unrealized appreciation/depreciation	32,884	(77,943)	(3,967,460)	(225,279)

Net Gain (Loss) on Investment	(9,973)	(68,206)	(3,397,930)	(200,731)

Increase (decrease) in net assets from operations	(14,822)	(92,495)	(1,362,556)	(145,286)

Increase (decrease) in net assets from contract transactions	(183,228)	(276,276)	(1,667,301)	(2,394,758)

Total increase (decrease) in net assets	(198,050)	(368,771)	(3,029,857)	(2,540,044)

Net Assets as of December 31, 2011	$428,860	$2,325,120	$13,991,905	$27,185,573

See accompanying notes.

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	PIMCO Real Return Subaccount	PIMCO Total Return Subaccount	Pioneer Emerging Markets VCT Subaccount	Pioneer Fund VCT Subaccount
Net Assets as of January 1, 2010	$32,280,234	$506,933,234	$16,075,185	$583,180

Investment Income:
Dividends	388,725	11,763,820	50,990	416,797
Investment Expenses:
Mortality and expense risk and other charges	400,856	6,924,290	221,643	510,030

Net investment income (loss)	(12,131)	4,839,530	(170,653)	(93,233)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	214,545	14,043,750	—	—
Realized gain (loss) on investments	292,044	7,121,533	4,230,820	4,988,907

Net realized capital gains (losses) on investments	506,589	21,165,283	4,230,820	4,988,907
Net change in unrealized appreciation/depreciation	1,172,342	5,134,464	(1,919,576)	159,094

Net Gain (Loss) on Investment	1,678,931	26,299,747	2,311,244	5,148,001

Increase (decrease) in net assets from operations	1,666,800	31,139,277	2,140,591	5,054,768

Increase (decrease) in net assets from contract transactions	5,594,453	(62,341,353)	(11,596,985)	(4,507,142)

Total increase (decrease) in net assets	7,261,253	(31,202,076)	(9,456,394)	547,626

Net Assets as of December 31, 2010	$39,541,487	$475,731,158	$6,618,791	$1,130,806

Investment Income:
Dividends	841,976	11,738,794	—	11,590
Investment Expenses:
Mortality and expense risk and other charges	586,921	6,351,736	86,036	13,530

Net investment income (loss)	255,055	5,387,058	(86,036)	(1,940)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	1,062,824	6,049,933	—	55,170
Realized gain (loss) on investments	1,277,574	6,205,829	375,191	74,199

Net realized capital gains (losses) on investments	2,340,398	12,255,762	375,191	129,369
Net change in unrealized appreciation/depreciation	1,158,208	(8,040,202)	(2,029,830)	(166,953)

Net Gain (Loss) on Investment	3,498,606	4,215,560	(1,654,639)	(37,584)

Increase (decrease) in net assets from operations	3,753,661	9,602,618	(1,740,675)	(39,524)

Increase (decrease) in net assets from contract transactions	(6,787,264)	(68,005,549)	478,468	(276,032)

Total increase (decrease) in net assets	(3,033,603)	(58,402,931)	(1,262,207)	(315,556)

Net Assets as of December 31, 2011	$36,507,884	$417,328,227	$5,356,584	$815,250

See accompanying notes.

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Pioneer High Yield VCT Subaccount	Pioneer Real Estate Shares VCT Subaccount	Columbia Variable Portfolio Select Smaller-Cap Value Subaccount(1)	TA AllianceBernstein Dynamic Allocation Subaccount
Net Assets as of January 1, 2010	$10,305,477	$7,238,939	$—	$146,595

Investment Income:
Dividends	646,757	180,629	—	9,445
Investment Expenses:
Mortality and expense risk and other charges	174,780	108,852	—	2,715

Net investment income (loss)	471,977	71,777	—	6,730

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	2,724,960	3,113,021	—	(2,221)

Net realized capital gains (losses) on investments	2,724,960	3,113,021	—	(2,221)
Net change in unrealized appreciation/depreciation	(1,405,941)	(1,454,390)	—	7,744

Net Gain (Loss) on Investment	1,319,019	1,658,631	—	5,523
Increase (decrease) in net assets from operations	1,790,996	1,730,408	—	12,253

Increase (decrease) in net assets from contract transactions	(9,117,424)	(7,648,078)	—	29,732

Total increase (decrease) in net assets	(7,326,428)	(5,917,670)	—	41,985

Net Assets as of December 31, 2010	$2,979,049	$1,321,269	$—	$188,580

Investment Income:
Dividends	150,385	32,260	—	1,405
Investment Expenses:
Mortality and expense risk and other charges	40,313	21,815	130,422	2,701

Net investment income (loss)	110,072	10,445	(130,422)	(1,296)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	72,534	158,271	(139,153)	8,320

Net realized capital gains (losses) on investments	72,534	158,271	(139,153)	8,320
Net change in unrealized appreciation/depreciation	(284,318)	(55,122)	(1,122,827)	(6,716)

Net Gain (Loss) on Investment	(211,784)	103,149	(1,261,980)	1,604

Increase (decrease) in net assets from operations	(101,712)	113,594	(1,392,402)	308

Increase (decrease) in net assets from contract transactions	(262,911)	(55,594)	10,739,116	(23,888)

Total increase (decrease) in net assets	(364,623)	58,000	9,346,714	(23,580)

Net Assets as of December 31, 2011	$2,614,426	$1,379,269	$9,346,714	$165,000

See accompanying notes.

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA WMC Diversified Growth Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount(1)	TA Systematic Small/Mid Cap Value Subaccount	Wanger International Subaccount
Net Assets as of January 1, 2010	$—	$—	$1,427,703	$2,829,366

Investment Income:
Dividends	—	—	9,605	72,352
Investment Expenses:
Mortality and expense risk and other charges	—	—	21,895	42,180

Net investment income (loss)	—		(12,290)	30,172
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	—	90,665	(235,815)

Net realized capital gains (losses) on investments	—	—	90,665	(235,815)
Net change in unrealized appreciation/depreciation	—	—	296,815	833,225

Net Gain (Loss) on Investment	—	—	387,480	597,410

Increase (decrease) in net assets from operations	—	—	375,190	627,582

Increase (decrease) in net assets from contract transactions	81,718,176	—	9,481,010	27,950,595

Total increase (decrease) in net assets	81,718,176	—	9,856,200	28,578,177

Net Assets as of December 31, 2010	$81,718,176	$—	$11,283,903	$31,407,543

Investment Income:
Dividends	261,156	—	4,367	1,403,459
Investment Expenses:
Mortality and expense risk and other charges	1,192,584	—	161,827	437,784

Net investment income (loss)	(931,428)	—	(157,460)	965,675

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	715,665
Realized gain (loss) on investments	45,186	—	470,224	1,857

Net realized capital gains (losses) on investments	45,186	—	470,224	717,522
Net change in unrealized appreciation/depreciation	(3,224,660)	—	(576,883)	(6,418,618)

Net Gain (Loss) on Investment	(3,179,474)	—	(106,659)	(5,701,096)

Increase (decrease) in net assets from operations	(4,110,902)	—	(264,119)	(4,735,421)

Increase (decrease) in net assets from contract transactions	(626,991)	25,874,699	(447,682)	(1,106,590)

Total increase (decrease) in net assets	(4,737,893)	25,874,699	(711,801)	(5,842,011)

Net Assets as of December 31, 2011	$76,980,283	$25,874,699	$10,572,102	$25,565,532

See accompanying notes.

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

Wanger USA Subaccount
Net Assets as of January 1, 2010	$10,046,300

Investment Income:
Dividends	—
Investment Expenses:
Mortality and expense risk and other charges	184,010

Net investment income (loss)	(184,010)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—
Realized gain (loss) on investments	2,300,206

Net realized capital gains (losses) on investments	2,300,206
Net change in unrealized appreciation/depreciation	414,942

Net Gain (Loss) on Investment	2,715,148

Increase (decrease) in net assets from operations	2,531,138

Increase (decrease) in net assets from contract transactions	(1,358,193)

Total increase (decrease) in net assets	1,172,945

Net Assets as of December 31, 2010	$11,219,245

Investment Income:
Dividends	—
Investment Expenses:
Mortality and expense risk and other charges	159,491

Net investment income (loss)	(159,491)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	953,033
Realized gain (loss) on investments	576,413

Net realized capital gains (losses) on investments	1,529,446
Net change in unrealized appreciation/depreciation	(1,720,313)

Net Gain (Loss) on Investment	(190,867)

Increase (decrease) in net assets from operations	(350,358)

Increase (decrease) in net assets from contract transactions	(891,450)

Total increase (decrease) in net assets	(1,241,808)

Net Assets as of December 31, 2011	$9,977,437

See accompanying notes.

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

Merril Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer®.

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA. Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Seprate Account.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares	AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares
Invesco V.I. Basic Value	Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation	Invesco V.I. Capital Appreciation Fund
Invesco V.I. Core Equity	Invesco V.I. Core Equity Fund
Invesco V.I. International Growth	Invesco V.I. International Growth Fund
Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Core Equity Fund
Invesco Van Kampen V.I. Capital Growth	Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Comstock Fund
AllianceBernstein Variable Products Series Fund, Inc.-Class A	AllianceBernstein Variable Products Series Fund, Inc.-Class A
AllianceBernstein International Value	AllianceBernstein International Value Portfolio
AllianceBernstein Global Thematic Growth	AllianceBernstein Global Thematic Growth Portfolio
AllianceBernstein Growth and Income	AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth	AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Small/Mid Cap Value	AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value	AllianceBernstein Value Portfolio
American Century Variable Portfolios, Inc.-Class I	American Century Variable Portfolios, Inc.-Class I
American Century VP International	American Century VP International Fund
American Century VP Ultra®	American Century VP Ultra® Fund
American Funds Insurance Series-Class 2 Shares	American Funds Insurance Series-Class 2 Shares
American Funds Asset Allocation	American Funds Asset Allocation Fund
American Funds Bond	American Funds Bond Fund
American Funds Growth	American Funds Growth Fund
American Funds Growth-Income	American Funds Growth-Income Fund
American Funds International	American Funds International Fund

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
BlackRock Variable Series Funds, Inc.-Class I Shares	BlackRock Variable Series Funds, Inc.-Class I Shares
BlackRock Balanced Capital V.I.	BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I.	BlackRock Basic Value V.I. Fund
BlackRock Total Return V.I.	BlackRock Total Return V.I. Fund
BlackRock Capital Appreciation V.I.	BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I.	BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I.*	BlackRock Global Opportunities V.I. Fund
BlackRock U.S. Government Bond V.I.	BlackRock U.S. Government Bond V.I. Fund
BlackRock High Yield V.I.	BlackRock High Yield V.I. Fund
BlackRock International V.I.	BlackRock International V.I. Fund
BlackRock Large Cap Core V.I.	BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I.	BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I.	BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I.	BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I.	BlackRock S&P 500 Index V.I. Fund
BlackRock Equity Dividend V.I.	BlackRock Equity Dividend V.I. Fund
BlackRock Value Opportunities V.I.	BlackRock Value Opportunities V.I. Fund
BlackRock Variable Series Fund, Inc.-Class III Shares	BlackRock Variable Series Fund, Inc.-Class III Shares
BlackRock Global Opportunities V.I. -Class III *	BlackRock Global Opportunities V.I. Fund-Class III
Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.
Davis Value	Davis Value Portfolio
Dreyfus Variable Investment Fund-Service Class	Dreyfus Variable Investment Fund-Service Class
Dreyfus VIF Appreciation	Dreyfus VIF Appreciation Portfolio
Eaton Vance Variable Trust	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value	Eaton Vance VT Large-Cap Value Fund
Federated Insurance Series-Primary Class Shares	Federated Insurance Series-Primary Class Shares
Federated Capital Appreciation II	Federated Capital Appreciation Fund II
Federated Kaufmann II	Federated Kaufmann Fund II
Franklin Templeton Variable Insurance Products Trust-Class 2 Shares	Franklin Templeton Variable Insurance Products Trust-Class 2 Shares
Templeton Foreign Securities	Templeton Foreign Securities Fund
Templeton Growth Securities	Templeton Growth Securities Fund
Janus Aspen Series-Service Shares	Janus Aspen Series-Service Shares
Janus Aspen Forty	Janus Aspen Forty Portfolio
Janus Aspen-Enterprise	Janus Aspen-Enterprise Portfolio
MFS® Variable Insurance TrustSM-Initial Class	MFS® Variable Insurance Trust-Initial Class
MFS® Growth Series	MFS® Growth Series
Oppenheimer Variable Account Funds-Service Class	Oppenheimer Variable Account Funds-Service Class
Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Main Street	Oppenheimer Main Street Fund®/VA
Oppenheimer Main Street Small & Mid-Cap	Oppenheimer Main Street Small & Mid-Cap Fund®/VA

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund (continued):

Subaccount	Mutual Fund
PIMCO Variable Insurance Trust-Administrative Class Shares	PIMCO Variable Insurance Trust-Administrative Class Shares
PIMCO CommodityRealReturn® Strategy	PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Low Duration	PIMCO Low Duration Portfolio
PIMCO Real Return	PIMCO Real Return Portfolio
PIMCO Total Return	PIMCO Total Return Portfolio
Pioneer Variable Contracts Trust-Class II Shares	Pioneer Variable Contracts Trust-Class II Shares
Pioneer Emerging Markets VCT	Pioneer Emerging Markets VCT Portfolio
Pioneer Fund VCT	Pioneer Fund VCT Portfolio
Pioneer High Yield VCT	Pioneer High Yield VCT Portfolio
Pioneer Real Estate Shares VCT	Pioneer Real Estate Shares VCT Portfolio
Columbia Funds Variable Series Trust II – Class 1	Columbia Funds Variable Series Trust II – Class 1
Columbia Variable Portfolio Select Smaller-Cap Value	Columbia Variable Portfolio Select Smaller-Cap Value
Transamerica Series Trust-Service Class	Transamerica Series Trust-Service Class
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

*	Multiple share classes are combined on the financial statement pages

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Morgan Stanley Mid-Cap Growth	December 30, 2011
Columbia Variable Portfolio Select Smaller-Cap Value	March 11, 2011
Pioneer Real Estate Shares VCT	May 1, 2008
TA AllianceBernstein Dynamic Allocation	May 1, 2008
TA WMC Diversified Growth	May 1, 2008
TA Systematic Small/Mid Cap Value	May 1, 2008
AllianceBernstein International Value	May 1, 2007
Eaton Vance VT Large-Cap Value	May 1, 2007
Janus Aspen Forty	May 1, 2007
Janus Aspen-Enterprise	May 1, 2007
PIMCO Low Duration	May 1, 2007
Wanger International	April 27, 2007

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
BlackRock U.S. Government Bond V.I. Fund	BlackRock Government Income V.I. Fund
BlackRock High Yield V.I. Fund	BlackRock High Income V.I. Fund
BlackRock International V.I. Fund	BlackRock International Value V.I. Fund
Oppenheimer Main Street Small & Mid-Cap Fund® VA	Oppenheimer Main Street Small Cap Fund®/VA
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Small/Mid Cap Value VP

Effective December 12, 2011, “Transamerica” has been changed to “TA” and “VP” has been removed from the Subaccount names.

The following Mutual Fund mergers were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Columbia Variable Portfolio Select Smaller-Cap Value	Seligman Smaller-Cap Value Portfolio
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Growth Opportunities VP

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Invesco V.I. Basic Value	$80,240	$25,085
Invesco V.I. Capital Appreciation	257,722	2,656,036
Invesco V.I. Core Equity	959,174	8,308,166
Invesco V.I. International Growth	949,465	3,726,219
Invesco V.I. Mid Cap Core Equity	1,513,152	2,186,526
Invesco Van Kampen V.I. Capital Growth	131,148	987,162
Invesco Van Kampen V.I. Comstock	67,444,103	23,813,450
AllianceBernstein International Value	402,016	375,867
AllianceBernstein Global Thematic Growth	1,598,184	3,362,750
AllianceBernstein Growth and Income	539,082	2,238,267
AllianceBernstein Large Cap Growth	1,109,841	13,170,455
AllianceBernstein Small/Mid Cap Value	1,006,456	753,163
AllianceBernstein Value	129,151	224,197
American Century VP International	5,234,329	10,804,985
American Century VP Ultra®	621,135	1,207,552
American Funds Asset Allocation	952,490	3,375,944
American Funds Bond	1,906,205	5,149,745
American Funds Growth	1,130,558	10,973,394
American Funds Growth-Income	920,411	3,804,077
American Funds International	9,588,284	22,648,729
BlackRock Balanced Capital V.I.	523,286	3,527,920
BlackRock Basic Value V.I.	7,134,358	40,886,812
BlackRock Total Return V.I.	10,912,680	29,474,034
BlackRock Capital Appreciation V.I.	19,542,580	41,295,923
BlackRock Global Allocation V.I.	41,660,782	62,548,985
BlackRock Global Opportunities V.I.	1,392,683	5,625,115
BlackRock U.S. Government Bond V.I.	7,967,943	54,927,579
BlackRock High Yield V.I.	24,351,194	18,001,139
BlackRock International V.I.	13,861,590	23,821,080
BlackRock Large Cap Core V.I.	3,297,045	25,552,031
BlackRock Large Cap Growth V.I.	4,125,534	17,394,078
BlackRock Large Cap Value V.I.	4,468,485	19,727,055
BlackRock Money Market V.I.	37,327,912	69,301,477
BlackRock S&P 500 Index V.I.	10,020,355	18,047,193
BlackRock Equity Dividend V.I.	433,186	2,571,870
BlackRock Value Opportunities V.I.	2,455,725	27,687,255
Davis Value	9,959,986	66,360,521

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

2. Investments (continued)

Subaccount	Purchases	Sales
Dreyfus VIF Appreciation	$2,846,922	$5,681,800
Eaton Vance VT Floating-Rate Income	1,387,041	1,406,339
Eaton Vance VT Large-Cap Value	6,675,022	16,059,901
Federated Capital Appreciation II	574,455	1,892,776
Federated Kaufmann II	2,536,964	7,421,541
Templeton Foreign Securities	898,695	1,674,929
Templeton Growth Securities	191,886	448,661
Janus Aspen Forty	2,180,708	4,783,909
Janus Aspen-Enterprise	403,323	627,455
MFS® Growth Series	2,095,210	9,555,593
Oppenheimer Capital Appreciation	135,825	179,068
Oppenheimer Main Street	93,120	281,198
Oppenheimer Main Street Small & Mid-Cap	137,811	438,389
PIMCO CommodityRealReturn® Strategy	4,011,233	3,643,161
PIMCO Low Duration	4,402,557	6,741,838
PIMCO Real Return	4,695,337	10,164,693
PIMCO Total Return	34,466,371	91,032,426
Pioneer Emerging Markets VCT	1,800,532	1,408,101
Pioneer Fund VCT	1,615,170	1,837,974
Pioneer High Yield VCT	1,011,277	1,163,584
Pioneer Real Estate Shares VCT	831,928	877,075
Columbia Variable Portfolio Select Smaller-Cap Value	12,514,037	1,905,338
TA AllianceBernstein Dynamic Allocation	4,948	30,134
TA WMC Diversified Growth	9,652,502	11,210,927
TA Morgan Stanley Mid-Cap Growth	25,915,910	—
TA Systematic Small/Mid Cap Value	1,582,634	2,187,778
Wanger International	4,641,165	4,066,419
Wanger USA	2,143,102	2,241,009

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Invesco V.I. Basic Value	—	7,136	7,136	—	(44,070)	(44,070)
Invesco V.I. Capital Appreciation	37,004	(217,256)	(180,252)	64,189	(250,165)	(185,976)
Invesco V.I. Core Equity	426,060	(1,056,348)	(630,288)	1,708,067	(3,577,818)	(1,869,751)
Invesco V.I. International Growth	3,474,430	(3,717,928)	(243,498)	2,385,587	(1,819,445)	566,142
Invesco V.I. Mid Cap Core Equity	1,624	(45,896)	(44,272)	—	(1,036,365)	(1,036,365)
Invesco Van Kampen V.I. Capital Growth	908,158	(1,046,050)	(137,892)	6,192,812	(6,323,705)	(130,893)
Invesco Van Kampen V.I. Comstock	6,961,116	(3,372,197)	3,588,919	1,964,355	4,141,786	6,106,141
AllianceBernstein International Value	2,159	(4,996)	(2,837)	12,716	(66,039)	(53,323)
AllianceBernstein Global Thematic Growth	251,285	(496,105)	(244,820)	435,872	(305,665)	130,207
AllianceBernstein Growth and Income	919,442	(1,065,594)	(146,152)	1,777,322	(2,261,515)	(484,193)
AllianceBernstein Large Cap Growth	1,686,825	(2,522,562)	(835,737)	2,586,167	(3,400,960)	(814,793)
AllianceBernstein Small/Mid Cap Value	2,594	17,573	20,167	3,339	(20,551)	(17,212)
AllianceBernstein Value	701	(9,452)	(8,751)	2,666	(10,708)	(8,042)
American Century VP International	557,804	(1,051,106)	(493,302)	306,386	(812,232)	(505,846)
American Century VP Ultra®	143,149	(189,775)	(46,626)	112,198	(196,673)	(84,475)
American Funds Asset Allocation	1,893	(193,569)	(191,676)	—	(90,352)	(90,352)
American Funds Bond	4,075	(299,453)	(295,378)	—	(3,549,162)	(3,549,162)
American Funds Growth	11,814	(708,132)	(696,318)	—	(564,989)	(564,989)
American Funds Growth-Income	5,590	(253,206)	(247,616)	4,196	(91,674)	(87,478)
American Funds International	36,034	(776,319)	(740,285)	900,766	(886,320)	14,446
BlackRock Balanced Capital V.I.	4,719	(152,359)	(147,640)	1,394	(174,036)	(172,642)
BlackRock Basic Value V.I.	3,458,359	(4,589,107)	(1,130,748)	4,204,658	(10,036,195)	(5,831,537)
BlackRock Total Return V.I.	1,049,189	(2,111,382)	(1,062,193)	1,202,814	(2,466,675)	(1,263,861)
BlackRock Capital Appreciation V.I.	8,502,867	(11,004,839)	(2,501,972)	6,884,717	(6,712,491)	172,226
BlackRock Global Allocation V.I.	1,684,069	(3,084,987)	(1,400,918)	1,562,094	(2,387,898)	(825,804)

38

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Global Opportunities V.I.	121,012	(408,134)	(287,122)	196,420	(622,838)	(426,418)
BlackRock U.S. Government Bond V.I.	3,092,157	(5,648,518)	(2,556,361)	5,201,678	(7,626,565)	(2,424,887)
BlackRock High Yield V.I.	678,064	(706,531)	(28,467)	290,636	(103,883)	186,753
BlackRock International V.I.	2,495,684	(3,172,177)	(676,493)	2,554,885	(3,398,747)	(843,862)
BlackRock Large Cap Core V.I.	172,970	(921,491)	(748,521)	145,336	(1,010,154)	(864,818)
BlackRock Large Cap Growth V.I.	517,313	(1,784,994)	(1,267,681)	1,814,987	(7,958,673)	(6,143,686)
BlackRock Large Cap Value V.I.	303,386	(1,373,670)	(1,070,284)	606,185	(1,797,397)	(1,191,212)
BlackRock Money Market V.I.	6,504,964	(8,689,248)	(2,184,284)	5,327,086	(9,510,448)	(4,183,362)
BlackRock S&P 500 Index V.I.	1,755,512	(2,566,301)	(810,789)	2,321,955	(3,204,212)	(882,257)
BlackRock Equity Dividend V.I.	1,781	(78,143)	(76,362)	2,068	(92,018)	(89,950)
BlackRock Value Opportunities V.I.	418,675	(1,026,037)	(607,362)	538,819	(1,075,922)	(537,103)
Davis Value	2,183,829	(7,492,969)	(5,309,140)	6,892,011	(12,734,545)	(5,842,534)
Dreyfus VIF Appreciation	20,313	(244,161)	(223,848)	4,522,339	(2,056,488)	2,465,851
Eaton Vance VT Floating-Rate Income	2,954	(12,469)	(9,515)	28,075	(14,841)	13,234
Eaton Vance VT Large-Cap Value	48,968	(1,065,387)	(1,016,419)	—	2,469,348	2,469,348
Federated Capital Appreciation II	176,392	(289,196)	(112,804)	—	(4,395,736)	(4,395,736)
Federated Kaufmann II	557,340	(929,892)	(372,552)	1,147,936	(3,033,463)	(1,885,527)
Templeton Foreign Securities	3,670	(61,033)	(57,363)	—	3,405	3,405
Templeton Growth Securities	1,272	(23,103)	(21,831)	—	(22,031)	(22,031)
Janus Aspen Forty	8,644	(242,007)	(233,363)	—	(4,904,518)	(4,904,518)
Janus Aspen-Enterprise	292	(18,864)	(18,572)	—	(763,171)	(763,171)
MFS® Growth Series	6,653,628	(7,190,881)	(537,253)	5,056,704	(4,098,801)	957,903
Oppenheimer Capital Appreciation	689	(3,816)	(3,127)	—	(17,102)	(17,102)
Oppenheimer Main Street	—	(16,769)	(16,769)	—	(33,702)	(33,702)
Oppenheimer Main Street Small & Mid-Cap	709	(21,270)	(20,561)	2,832	(58,785)	(55,953)
PIMCO CommodityRealReturn® Strategy	7,035	(139,265)	(132,230)	—	(170,414)	(170,414)
PIMCO Low Duration	15,693	(219,440)	(203,747)	127,643	1,999,840	2,127,483

39

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
PIMCO Real Return	19,161	(521,447)	(502,286)	—	407,878	407,878
PIMCO Total Return	7,578,031	(12,012,358)	(4,434,327)	6,207,874	(10,646,428)	(4,438,554)
Pioneer Emerging Markets VCT	2,080	34,878	36,958	—	(866,827)	(866,827)
Pioneer Fund VCT	326	(21,827)	(21,501)	4,775,099	(4,737,266)	37,833
Pioneer High Yield VCT	1,884	(22,451)	(20,567)	164,317	(839,977)	(675,660)
Pioneer Real Estate Shares VCT	1,067	(5,390)	(4,323)	—	(758,677)	(758,677)
Columbia Variable Portfolio Select Smaller-Cap Value	3,157,776	(2,081,047)	1,076,729	—	—	—
TA AllianceBernstein Dynamic Allocation	—	(2,527)	(2,527)	5,292	(2,002)	3,290
TA WMC Diversified Growth	56,271	(99,063)	(42,792)	—	9,043,781	9,043,781
TA Morgan Stanley Mid-Cap Growth	8	2,587,462	2,587,470	—	—	—
TA Systematic Small/Mid Cap Value	6,215	(27,827)	(21,612)	698	858,471	859,169
Wanger International	15,390	(107,746)	(92,356)	10,541	2,537,280	2,547,821
Wanger USA	5,257	(57,099)	(51,842)	222,317	(293,320)	(71,003)

40

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco V.I. Basic Value
	12/31/2011	49,660	$9.16	to	$8.83	$449,371	1.01%	1.25%	to	1.75%	(4.24)%	to	(4.71)%
	12/31/2010	42,524	9.56	to	9.27	402,147	0.64	1.25	to	1.75	6.03	to	5.51
	12/31/2009	86,594	9.02	to	8.79	769,029	1.69	1.25	to	1.75	46.17	to	45.44
	12/31/2008	32,376	6.17	to	6.04	198,046	0.87	1.25	to	1.75	(52.39)	to	(52.63)
	12/31/2007	33,002	12.95	to	12.79	425,027	0.42	1.25	to	1.65	0.23	to	(0.18)
Invesco V.I. Capital Appreciation
	12/31/2011	1,616,462	10.99	to	10.99	17,762,003	0.15	1.35	to	1.35	(9.13)	to	(9.13)
	12/31/2010	1,796,714	12.09	to	12.09	21,727,393	0.75	1.35	to	1.35	13.95	to	13.95
	12/31/2009	1,982,690	10.61	to	10.61	21,040,809	0.63	1.35	to	1.35	19.46	to	19.46
	12/31/2008	2,238,377	8.88	to	8.88	19,885,173	—	1.35	to	1.35	(43.30)	to	(43.30)
	12/31/2007	3,951,922	15.66	to	15.66	61,883,500	—	1.35	to	1.35	10.45	to	10.45
Invesco V.I. Core Equity
	12/31/2011	4,578,407	11.00	to	10.85	50,328,730	0.93	1.35	to	1.59	(1.39)	to	(1.62)
	12/31/2010	5,208,695	11.16	to	11.03	58,069,962	0.88	1.35	to	1.59	8.10	to	7.84
	12/31/2009	7,078,446	10.32	to	10.23	72,916,730	1.63	1.35	to	1.59	26.58	to	26.28
	12/31/2008	9,888,121	8.15	to	8.10	80,436,714	2.43	1.35	to	1.59	(31.12)	to	(31.25)
	12/31/2007	8,249,527	11.83	to	11.78	97,574,474	1.03	1.35	to	1.59	6.61	to	6.40
Invesco V.I. International Growth
	12/31/2011	1,316,508	17.36	to	9.68	13,287,545	1.55	1.55	to	1.59	(8.16)	to	(8.20)
	12/31/2010	1,560,006	18.90	to	10.54	17,147,544	2.03	1.55	to	1.59	11.14	to	11.10
	12/31/2009	993,864	17.01	to	9.49	9,789,136	1.54	1.55	to	1.59	33.17	to	33.11
	12/31/2008	1,131,775	12.77	to	7.13	8,372,260	0.55	1.55	to	1.59	(41.30)	to	(41.32)
	12/31/2007	1,421,279	21.76	to	12.15	17,876,502	0.38	1.55	to	1.59	12.95	to	12.90
Invesco V.I. Mid Cap Core Equity
	12/31/2011	298,884	12.89	to	12.43	3,772,523	0.29	1.25	to	1.75	(7.53)	to	(7.99)
	12/31/2010	343,156	13.94	to	13.51	4,697,424	0.58	1.25	to	1.75	12.70	to	12.15
	12/31/2009	1,379,521	12.36	to	12.04	16,829,538	1.83	1.25	to	1.75	28.60	to	27.96
	12/31/2008	308,526	9.62	to	9.41	2,926,827	1.79	1.25	to	1.75	(29.45)	to	(29.80)
	12/31/2007	211,151	13.62	to	13.45	2,847,813	0.24	1.25	to	1.65	8.13	to	7.69
Invesco Van Kampen V.I. Capital Growth
	12/31/2011	597,722	10.39	to	5.07	3,067,121	—	1.55	to	1.59	(7.61)	to	(7.64)
	12/31/2010	735,614	11.25	to	5.49	4,125,946	—	1.55	to	1.59	18.02	to	17.97
	12/31/2009	866,507	9.53	to	4.65	4,119,313	0.11	1.55	to	1.59	63.52	to	63.45
	12/31/2008	1,015,683	5.83	to	2.84	2,966,751	0.53	1.55	to	1.59	(49.78)	to	(49.80)
	12/31/2007	1,114,055	11.60	to	5.67	6,496,303	0.05	1.55	to	1.59	15.15	to	15.11

41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco Van Kampen V.I. Comstock
	12/31/2011	11,599,619	$11.20	to	$10.81	$130,112,176	1.82%	1.25%	to	1.75%	(3.05)%	to	(3.53)%
	12/31/2010	8,010,700	11.56	to	11.20	92,045,545	0.10	1.25	to	1.75	14.55	to	13.98
	12/31/2009	1,904,559	10.09	to	9.83	19,538,948	7.47	1.25	to	1.75	27.18	to	26.55
	12/31/2008	7,762,968	7.93	to	7.77	63,316,659	1.84	1.25	to	1.75	(36.50)	to	(36.82)
	12/31/2007	4,471,695	12.49	to	12.33	57,343,405	1.52	1.25	to	1.65	(3.32)	to	(3.70)
AllianceBernstein International Value
	12/31/2011	293,120	5.30	to	5.18	1,534,686	4.04	1.25	to	1.75	(20.25)	to	(20.64)
	12/31/2010	295,957	6.65	to	6.52	1,948,303	2.93	1.25	to	1.75	3.30	to	2.80
	12/31/2009	349,280	6.44	to	6.35	2,233,196	1.34	1.25	to	1.75	33.01	to	32.35
	12/31/2008	467,188	4.84	to	4.80	2,250,405	1.02	1.25	to	1.75	(53.79)	to	(54.02)
	12/31/2007(1)	201,014	10.47	to	10.43	2,098,964	0.22	1.25	to	1.65	(0.78)	to	(1.04)
AllianceBernstein Global Thematic Growth
	12/31/2011	787,464	6.26	to	6.26	4,932,627	0.63	1.35	to	1.35	(24.25)	to	(24.25)
	12/31/2010	1,032,284	8.27	to	8.27	8,536,194	2.15	1.35	to	1.35	17.35	to	17.35
	12/31/2009	902,077	7.05	to	7.05	6,356,519	—	1.35	to	1.35	51.43	to	51.43
	12/31/2008	449,553	4.65	to	4.65	2,091,904	—	1.35	to	1.35	(48.10)	to	(48.10)
	12/31/2007	600,930	8.96	to	8.96	5,385,650	—	1.35	to	1.35	18.52	to	18.52
AllianceBernstein Growth and Income
	12/31/2011	736,486	11.67	to	11.68	8,599,421	1.34	1.55	to	1.59	4.70	to	4.66
	12/31/2010	882,638	11.15	to	11.16	9,847,077	—	1.55	to	1.59	11.37	to	11.32
	12/31/2009	1,366,831	10.01	to	10.02	13,697,318	5.36	1.55	to	1.59	18.97	to	18.92
	12/31/2008	1,260,676	8.41	to	8.43	10,623,241	1.96	1.55	to	1.59	(41.52)	to	(41.55)
	12/31/2007	2,032,851	14.39	to	14.42	29,303,391	1.44	1.55	to	1.59	3.49	to	3.45
AllianceBernstein Large Cap Growth
	12/31/2011	5,303,614	15.93	to	5.78	74,222,693	0.33	1.35	to	1.59	(4.33)	to	(4.56)
	12/31/2010	6,139,351	16.66	to	6.05	88,874,902	0.50	1.35	to	1.59	8.63	to	8.38
	12/31/2009	6,954,144	15.33	to	5.59	92,478,891	0.15	1.35	to	1.59	35.68	to	35.35
	12/31/2008	8,104,895	11.30	to	4.13	79,762,792	—	1.35	to	1.59	(40.50)	to	(40.62)
	12/31/2007	10,618,014	18.98	to	6.95	166,737,471	—	1.35	to	1.59	12.33	to	12.11
AllianceBernstein Small/Mid Cap Value
	12/31/2011	323,346	13.57	to	13.09	4,304,813	0.48	1.25	to	1.75	(9.52)	to	(9.96)
	12/31/2010	303,179	15.00	to	14.54	4,476,272	0.45	1.25	to	1.75	25.34	to	24.73
	12/31/2009	320,391	11.97	to	11.66	3,783,806	0.66	1.25	to	1.75	41.08	to	40.38
	12/31/2008	856,160	8.48	to	8.30	7,188,463	0.72	1.25	to	1.75	(36.41)	to	(36.73)
	12/31/2007	730,631	13.33	to	13.16	9,661,753	0.84	1.25	to	1.65	0.38	to	(0.02)

42

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Value
	12/31/2011	134,108	$9.53	to	$9.20	$1,257,956	1.40%	1.25%	to	1.75%	(4.69)%	to	(5.16)%
	12/31/2010	142,859	10.00	to	9.70	1,410,217	2.01	1.25	to	1.75	10.43	to	9.89
	12/31/2009	150,901	9.06	to	8.82	1,352,056	3.40	1.25	to	1.75	19.62	to	19.02
	12/31/2008	172,460	7.57	to	7.41	1,293,527	2.48	1.25	to	1.75	(41.60)	to	(41.89)
	12/31/2007	228,121	12.96	to	12.79	2,936,909	1.77	1.25	to	1.65	(5.20)	to	(5.58)
American Century VP International
	12/31/2011	3,416,457	9.92	to	9.92	33,886,277	1.50	1.35	to	1.35	(13.21)	to	(13.21)
	12/31/2010	3,909,759	11.43	to	11.43	44,682,658	2.38	1.35	to	1.35	11.78	to	11.78
	12/31/2009	4,415,605	10.22	to	10.22	45,143,560	2.87	1.35	to	1.35	31.97	to	31.97
	12/31/2008	5,858,082	7.75	to	7.75	45,381,177	0.73	1.35	to	1.35	(45.59)	to	(45.49)
	12/31/2007	5,717,230	14.23	to	14.23	81,365,708	0.66	1.35	to	1.35	16.41	to	16.41
American Century VP Ultra®
	12/31/2011	435,062	11.10	to	10.71	4,657,103	—	1.25	to	1.75	(0.18)	to	(0.67)
	12/31/2010	481,688	11.12	to	10.78	5,172,843	0.53	1.25	to	1.75	14.65	to	14.09
	12/31/2009	566,163	9.70	to	9.45	5,312,686	0.87	1.25	to	1.75	32.81	to	32.15
	12/31/2008	6,760,374	7.30	to	7.15	47,780,736	—	1.25	to	1.75	(42.24)	to	(42.53)
	12/31/2007	1,674,688	12.64	to	12.48	20,449,606	—	1.25	to	1.65	19.45	to	18.97
American Funds Asset Allocation
	12/31/2011	1,056,980	12.63	to	12.19	13,130,281	1.76	1.40	to	1.90	(0.10)	to	(0.59)
	12/31/2010	1,248,656	12.65	to	12.26	15,565,673	1.99	1.40	to	1.90	10.95	to	10.41
	12/31/2009	1,339,008	11.40	to	11.10	15,077,696	2.45	1.40	to	1.90	22.26	to	21.65
	12/31/2008	1,379,745	9.32	to	9.13	12,736,951	2.56	1.40	to	1.90	(30.53)	to	(30.88)
	12/31/2007	1,294,518	13.41	to	13.24	17,235,310	2.51	1.40	to	1.80	5.01	to	4.59
American Funds Bond
	12/31/2011	870,531	11.94	to	11.52	10,222,929	2.71	1.40	to	1.90	4.64	to	4.13
	12/31/2010	1,165,909	11.41	to	11.06	13,100,988	2.98	1.40	to	1.90	4.97	to	4.46
	12/31/2009	4,715,071	10.87	to	10.59	50,572,622	3.13	1.40	to	1.90	11.04	to	10.49
	12/31/2008	4,878,160	9.79	to	9.58	47,242,305	5.49	1.40	to	1.90	(10.66)	to	(11.10)
	12/31/2007	6,018,497	10.95	to	10.81	65,373,719	8.14	1.40	to	1.80	1.83	to	1.42
American Funds Growth
	12/31/2011	2,667,226	12.76	to	12.31	33,473,270	0.58	1.40	to	1.90	(5.60)	to	(6.06)
	12/31/2010	3,363,544	13.52	to	13.10	44,792,087	0.71	1.40	to	1.90	17.04	to	16.47
	12/31/2009	3,928,533	11.55	to	11.25	44,811,203	0.55	1.40	to	1.90	37.48	to	36.79
	12/31/2008	8,100,416	8.40	to	8.23	67,369,881	0.79	1.40	to	1.90	(44.78)	to	(45.06)
	12/31/2007	5,535,315	15.21	to	15.01	83,538,953	0.82	1.40	to	1.80	10.72	to	10.28

43

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds Growth-Income
	12/31/2011	1,895,871	$11.17	to	$10.78	$20,791,451	1.49%	1.40%	to	1.90%	(3.18)%	to	(3.66)%
	12/31/2010	2,143,487	11.54	to	11.19	24,349,159	1.49	1.40	to	1.90	9.89	to	9.35
	12/31/2009	2,230,965	10.50	to	10.23	23,124,870	1.60	1.40	to	1.90	29.42	to	28.77
	12/31/2008	2,435,419	8.11	to	7.94	19,546,530	1.82	1.40	to	1.90	(38.75)	to	(39.05)
	12/31/2007	2,105,124	13.24	to	13.07	27,648,892	1.70	1.40	to	1.80	3.52	to	3.11
American Funds International
	12/31/2011	6,991,731	13.50	to	13.02	92,707,631	1.72	1.40	to	1.90	(15.15)	to	(15.57)
	12/31/2010	7,732,016	15.91	to	15.42	121,142,480	2.08	1.40	to	1.90	5.75	to	5.24
	12/31/2009	7,717,570	15.04	to	14.65	114,611,285	1.70	1.40	to	1.90	41.09	to	40.38
	12/31/2008	6,531,283	10.66	to	10.44	68,912,969	1.98	1.40	to	1.90	(42.96)	to	(43.25)
	12/31/2007	5,423,342	18.68	to	18.44	100,538,519	1.71	1.40	to	1.80	18.29	to	17.81
BlackRock Balanced Capital V.I.
	12/31/2011	1,053,100	21.30	to	21.30	22,428,864	2.08	1.35	to	1.35	2.46	to	2.46
	12/31/2010	1,200,740	20.79	to	20.79	24,958,681	1.78	1.35	to	1.35	7.32	to	7.32
	12/31/2009	1,373,382	19.37	to	19.37	26,600,957	2.22	1.35	to	1.35	16.36	to	16.36
	12/31/2008	1,644,848	16.65	to	16.65	27,380,777	2.22	1.35	to	1.35	(29.62)	to	(29.62)
	12/31/2007	2,030,408	23.64	to	23.64	47,999,858	2.04	1.35	to	1.35	3.84	to	3.84
BlackRock Basic Value V.I.
	12/31/2011	7,195,565	11.61	to	11.19	209,328,189	1.69	1.25	to	1.75	(3.65)	to	(4.13)
	12/31/2010	8,326,313	12.05	to	11.68	251,894,744	1.59	1.25	to	1.75	11.41	to	10.86
	12/31/2009	14,157,850	10.81	to	10.53	309,325,482	2.46	1.25	to	1.75	29.51	to	28.87
	12/31/2008	12,131,860	8.35	to	8.17	242,738,742	1.84	1.25	to	1.75	(37.59)	to	(37.90)
	12/31/2007	15,624,784	13.37	to	13.20	529,416,247	1.36	1.25	to	1.65	0.50	to	0.09
BlackRock Total Return V.I.
	12/31/2011	6,964,464	12.29	to	11.86	153,622,324	4.15	1.25	to	1.75	4.87	to	4.36
	12/31/2010	8,026,657	11.72	to	11.36	169,226,502	4.98	1.25	to	1.75	8.23	to	7.70
	12/31/2009	9,290,518	10.83	to	10.55	181,548,085	5.98	1.25	to	1.75	16.42	to	15.84
	12/31/2008	11,711,982	9.30	to	9.11	197,310,856	5.08	1.25	to	1.75	(13.29)	to	(13.73)
	12/31/2007	15,934,037	10.72	to	10.59	312,478,692	4.72	1.25	to	1.65	2.31	to	1.90
BlackRock Capital Appreciation V.I.
	12/31/2011	18,162,852	12.02	to	11.59	180,497,328	0.30	1.25	to	1.75	(10.01)	to	(10.45)
	12/31/2010	20,664,824	13.35	to	12.94	225,074,062	—	1.25	to	1.75	18.06	to	17.48
	12/31/2009	20,492,598	11.31	to	11.02	187,373,598	0.42	1.25	to	1.75	34.32	to	33.65
	12/31/2008	12,199,742	8.42	to	8.24	84,194,457	0.41	1.25	to	1.75	(39.64)	to	(39.94)
	12/31/2007	12,947,250	13.94	to	13.76	142,238,114	0.42	1.25	to	1.65	17.54	to	17.07

44

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Global Allocation V.I.
	12/31/2011	20,786,323	$15.63	to	$15.07	$546,941,699	2.16%	1.25%	to	1.75%	(4.68)%	to	(5.15)%
	12/31/2010	22,187,241	16.40	to	15.89	613,245,749	1.18	1.25	to	1.75	8.70	to	8.16
	12/31/2009	23,013,045	15.08	to	14.69	595,179,866	1.93	1.25	to	1.75	19.70	to	19.11
	12/31/2008	22,724,432	12.60	to	12.34	509,226,454	2.12	1.25	to	1.75	(20.46)	to	(20.86)
	12/31/2007	22,494,200	15.84	to	15.63	657,558,578	2.78	1.25	to	1.65	15.49	to	15.03
BlackRock Global Opportunities V.I.
	12/31/2011	2,433,084	12.49	to	12.49	29,610,882	1.06	1.35	to	1.35	(13.56)	to	(13.56)
	12/31/2010	2,720,206	8.47	to	8.36	38,541,440	0.81	1.25	to	1.75	9.56	to	9.03
	12/31/2009	3,146,624	7.73	to	7.67	40,787,117	2.29	1.25	to	1.75	33.70	to	33.03
	12/31/2008	3,119,351	5.78	to	5.77	30,584,340	0.33	1.25	to	1.75	(42.76)	to	(42.95)
	12/31/2007	3,755,605	18.44	to	18.44	69,238,553	1.11	1.35	to	1.35	34.97	to	34.97
BlackRock U.S. Government Bond V.I.
	12/31/2011	6,769,242	12.60	to	12.15	132,874,569	3.19	1.25	to	1.75	5.01	to	4.50
	12/31/2010	9,325,603	12.00	to	11.63	175,906,672	3.82	1.25	to	1.75	7.42	to	6.90
	12/31/2009	11,750,490	11.17	to	10.88	203,051,569	3.80	1.25	to	1.75	(3.01)	to	(3.49)
	12/31/2008	12,023,407	11.51	to	11.27	220,898,844	2.60	1.25	to	1.75	6.40	to	5.87
	12/31/2007	12,576,332	10.82	to	10.68	219,243,396	4.97	1.25	to	1.65	2.71	to	2.30
BlackRock High Yield V.I.
	12/31/2011	4,409,622	14.36	to	13.85	115,338,079	6.98	1.25	to	1.75	2.06	to	1.56
	12/31/2010	4,438,089	14.07	to	13.64	113,591,593	7.68	1.25	to	1.75	13.94	to	13.38
	12/31/2009	4,251,336	12.35	to	12.03	104,742,210	9.46	1.25	to	1.75	54.68	to	53.91
	12/31/2008	5,017,734	7.98	to	7.82	80,811,333	8.91	1.25	to	1.75	(30.09)	to	(30.44)
	12/31/2007	5,973,992	11.41	to	11.27	138,135,613	7.76	1.25	to	1.65	1.07	to	0.66
BlackRock International V.I.
	12/31/2011	7,198,936	11.47	to	11.07	101,938,640	2.38	1.25	to	1.75	(14.77)	to	(15.19)
	12/31/2010	7,875,429	13.46	to	13.05	131,008,911	1.11	1.25	to	1.75	5.25	to	4.74
	12/31/2009	8,719,291	12.79	to	12.46	138,524,740	2.51	1.25	to	1.75	28.35	to	27.71
	12/31/2008	7,946,714	9.96	to	9.75	98,128,576	2.58	1.25	to	1.75	(43.24)	to	(43.53)
	12/31/2007	11,940,330	17.55	to	17.32	261,309,703	2.31	1.25	to	1.65	8.90	to	8.47
BlackRock Large Cap Core V.I.
	12/31/2011	5,902,608	12.16	to	11.73	168,964,009	1.09	1.25	to	1.75	1.13	to	0.64
	12/31/2010	6,651,129	12.02	to	11.65	188,186,333	1.02	1.25	to	1.75	7.78	to	7.25
	12/31/2009	7,515,947	11.16	to	10.87	198,118,954	1.30	1.25	to	1.75	21.02	to	20.41
	12/31/2008	8,904,592	9.22	to	9.02	196,112,051	1.09	1.25	to	1.75	(39.55)	to	(39.85)
	12/31/2007	11,311,810	15.24	to	15.04	417,370,975	0.90	1.25	to	1.65	6.93	to	6.50

45

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Large Cap Growth V.I.
	12/31/2011	6,933,011	$11.75	to	$11.33	$69,118,778	0.80%	1.25%	to	1.75%	1.19%	to	0.70%
	12/31/2010	8,200,692	11.61	to	11.25	80,718,554	0.70	1.25	to	1.75	14.06	to	13.50
	12/31/2009	14,344,378	10.18	to	9.91	130,518,260	0.65	1.25	to	1.75	25.24	to	24.62
	12/31/2008	12,704,271	8.13	to	7.96	87,348,034	0.44	1.25	to	1.75	(41.47)	to	(41.76)
	12/31/2007	14,143,127	13.88	to	13.70	165,983,956	0.27	1.25	to	1.65	6.98	to	6.55
BlackRock Large Cap Value V.I.
	12/31/2011	5,837,336	11.38	to	10.98	77,275,581	1.27	1.25	to	1.75	(1.98)	to	(2.46)
	12/31/2010	6,907,620	11.61	to	11.25	93,749,020	1.11	1.25	to	1.75	7.27	to	6.75
	12/31/2009	8,098,832	10.82	to	10.54	102,704,151	1.57	1.25	to	1.75	12.91	to	12.34
	12/31/2008	9,724,721	9.59	to	9.38	109,564,047	1.18	1.25	to	1.75	(38.07)	to	(38.38)
	12/31/2007	7,474,435	15.47	to	15.27	135,380,702	0.89	1.25	to	1.65	4.50	to	4.08
BlackRock Money Market V.I.
	12/31/2011	12,823,204	10.60	to	10.22	173,233,884	—	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2010	15,007,488	10.73	to	10.40	205,207,467	—	1.25	to	1.75	(1.23)	to	(1.72)
	12/31/2009	19,190,850	10.86	to	10.58	265,497,782	0.14	1.25	to	1.75	(1.08)	to	(1.58)
	12/31/2008	17,124,137	10.98	to	10.75	238,950,937	2.48	1.25	to	1.75	1.19	to	0.69
	12/31/2007	17,089,737	10.85	to	10.71	231,758,757	4.70	1.25	to	1.65	3.50	to	3.08
BlackRock S&P 500 Index V.I.
	12/31/2011	6,653,359	11.72	to	11.31	104,486,880	1.64	1.25	to	1.75	0.44	to	(0.05)
	12/31/2010	7,464,148	11.67	to	11.31	116,452,532	1.62	1.25	to	1.75	13.28	to	12.73
	12/31/2009	8,346,405	10.30	to	10.04	115,247,298	1.98	1.25	to	1.75	24.62	to	24.00
	12/31/2008	9,488,581	8.27	to	8.09	105,041,417	1.84	1.25	to	1.75	(38.03)	to	(38.34)
	12/31/2007	11,851,805	13.33	to	13.16	205,673,106	1.65	1.25	to	1.65	4.07	to	3.66
BlackRock Equity Dividend V.I.
	12/31/2011	479,701	31.01	to	31.01	14,875,625	2.05	1.35	to	1.35	4.56	to	4.56
	12/31/2010	556,063	29.66	to	29.66	16,492,049	2.77	1.35	to	1.35	8.86	to	8.86
	12/31/2009	646,013	27.24	to	27.24	17,599,662	3.17	1.35	to	1.35	13.33	to	13.33
	12/31/2008	765,464	24.04	to	24.04	18,400,277	2.33	1.35	to	1.35	(34.77)	to	(34.77)
	12/31/2007	940,730	36.83	to	36.83	34,650,181	1.69	1.35	to	1.35	24.62	to	24.62
BlackRock Value Opportunities V.I.
	12/31/2011	3,636,859	12.10	to	11.67	132,210,199	0.38	1.25	to	1.75	(3.63)	to	(4.10)
	12/31/2010	4,244,221	12.55	to	12.17	160,877,272	0.53	1.25	to	1.75	27.10	to	26.48
	12/31/2009	4,781,324	9.87	to	9.62	141,501,486	0.76	1.25	to	1.75	26.75	to	26.12
	12/31/2008	4,452,969	7.79	to	7.63	103,218,569	0.61	1.25	to	1.75	(40.82)	to	(41.12)
	12/31/2007	5,913,306	13.16	to	12.99	235,903,873	0.27	1.25	to	1.65	(2.18)	to	(2.57)

46

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Davis Value
	12/31/2011	6,793,374	$11.04	to	$10.65	$73,369,157	0.70%	1.25%	to	1.75%	(5.36)%	to	(5.82)%
	12/31/2010	12,102,514	11.67	to	11.31	139,265,601	1.42	1.25	to	1.75	11.37	to	10.83
	12/31/2009	17,945,048	10.48	to	10.20	185,644,288	1.19	1.25	to	1.75	29.53	to	28.88
	12/31/2008	9,653,913	8.09	to	7.92	76,653,721	0.83	1.25	to	1.75	(41.10)	to	(41.39)
	12/31/2007	13,277,353	13.72	to	13.55	179,472,794	0.99	1.25	to	1.65	3.28	to	2.86
Dreyfus VIF Appreciation
	12/31/2011	2,359,029	13.68	to	13.19	31,691,526	1.53	1.15	to	1.65	7.51	to	6.98
	12/31/2010	2,582,877	12.72	to	12.33	32,360,650	0.15	1.15	to	1.65	13.74	to	13.18
	12/31/2009	117,026	11.19	to	10.90	1,292,736	5.10	1.15	to	1.65	20.83	to	20.23
	12/31/2008	3,340,347	9.26	to	9.06	30,605,127	1.49	1.15	to	1.65	(30.56)	to	(30.91)
	12/31/2007	2,587,880	13.33	to	13.15	34,215,988	1.25	1.15	to	1.55	5.57	to	5.15
Eaton Vance VT Floating-Rate Income
	12/31/2011	231,454	12.16	to	11.73	2,759,848	4.25	1.15	to	1.65	1.39	to	0.90
	12/31/2010	240,969	12.00	to	11.63	2,842,473	4.35	1.15	to	1.65	7.90	to	7.37
	12/31/2009	227,735	11.12	to	10.83	2,494,381	4.78	1.15	to	1.65	42.77	to	42.06
	12/31/2008	147,547	7.79	to	7.62	1,137,246	5.49	1.15	to	1.65	(28.06)	to	(28.42)
	12/31/2007	214,286	10.82	to	10.68	2,293,652	6.44	1.15	to	1.55	0.40	to	—
Eaton Vance VT Large-Cap Value
	12/31/2011	6,804,375	8.40	to	8.21	56,510,884	1.15	1.15	to	1.65	(7.04)	to	(7.50)
	12/31/2010	7,820,794	9.04	to	8.87	70,047,439	0.53	1.15	to	1.65	14.13	to	13.57
	12/31/2009	5,351,446	7.92	to	7.81	42,098,358	1.02	1.15	to	1.65	16.90	to	16.32
	12/31/2008	1,972,158	6.78	to	6.72	13,303,697	1.21	1.15	to	1.65	(35.74)	to	(36.06)
	12/31/2007(1)	1,962,627	10.54	to	10.51	20,641,920	—	1.15	to	1.55	1.48	to	1.20
Federated Capital Appreciation II
	12/31/2011	434,533	11.10	to	10.71	4,699,310	0.75	1.25	to	1.75	(6.46)	to	(6.92)
	12/31/2010	547,337	11.87	to	11.50	6,336,306	3.32	1.25	to	1.75	11.68	to	11.13
	12/31/2009	4,943,073	10.62	to	10.35	51,747,841	1.25	1.25	to	1.75	12.07	to	11.51
	12/31/2008	7,319,970	9.48	to	9.28	68,233,930	0.33	1.25	to	1.75	(30.28)	to	(30.63)
	12/31/2007	4,637,646	13.59	to	13.42	61,956,909	0.21	1.25	to	1.65	8.45	to	8.02
Federated Kaufmann II
	12/31/2011	1,870,932	12.48	to	12.04	22,638,049	1.12	1.25	to	1.75	(14.35)	to	(14.77)
	12/31/2010	2,243,484	14.57	to	14.13	31,738,443	0.12	1.25	to	1.75	16.54	to	15.97
	12/31/2009	4,129,011	12.51	to	12.18	50,093,541	—	1.25	to	1.75	27.88	to	27.25
	12/31/2008	2,741,696	9.78	to	9.57	26,130,003	0.32	1.25	to	1.75	(42.55)	to	(42.83)
	12/31/2007	2,460,879	17.01	to	16.79	41,097,388	—	1.25	to	1.65	19.47	to	18.99

47

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Templeton Foreign Securities
	12/31/2011	558,169	$12.78	to	$12.33	$7,002,114	1.69%	1.15%	to	1.65%	(11.65)%	to	(12.08)%
	12/31/2010	615,532	14.47	to	14.02	8,760,663	1.87	1.15	to	1.65	7.17	to	6.65
	12/31/2009	612,127	13.50	to	13.15	8,147,962	3.10	1.15	to	1.65	35.48	to	34.80
	12/31/2008	617,337	9.96	to	9.75	6,089,120	2.41	1.15	to	1.65	(41.09)	to	(41.39)
	12/31/2007	643,813	16.91	to	16.69	10,808,604	1.96	1.15	to	1.55	14.07	to	13.62
Templeton Growth Securities
	12/31/2011	264,394	10.50	to	10.13	2,719,508	1.31	1.15	to	1.65	(8.03)	to	(8.48)
	12/31/2010	286,225	11.41	to	11.06	3,212,402	1.35	1.15	to	1.65	6.17	to	5.65
	12/31/2009	308,256	10.75	to	10.47	3,267,150	3.65	1.15	to	1.65	29.61	to	28.96
	12/31/2008	433,712	8.29	to	8.12	3,553,815	1.75	1.15	to	1.65	(43.01)	to	(43.30)
	12/31/2007	403,460	14.55	to	14.36	5,800,123	1.28	1.15	to	1.55	1.12	to	0.71
Janus Aspen Forty
	12/31/2011	417,761	10.35	to	10.10	4,266,952	0.23	1.15	to	1.65	(8.00)	to	(8.45)
	12/31/2010	651,124	11.24	to	11.03	7,239,649	0.09	1.15	to	1.65	5.27	to	4.75
	12/31/2009	5,555,642	10.68	to	10.53	58,922,519	0.01	1.15	to	1.65	44.35	to	43.63
	12/31/2008	3,192,409	7.40	to	7.33	23,512,794	0.01	1.15	to	1.65	(44.98)	to	(45.25)
	12/31/2007(1)	5,741,525	13.44	to	13.40	77,025,326	0.21	1.15	to	1.55	26.71	to	26.37
Janus Aspen-Enterprise
	12/31/2011	102,134	11.13	to	10.86	1,120,380	—	1.15	to	1.65	(2.77)	to	(3.25)
	12/31/2010	120,706	11.44	to	11.23	1,366,424	—	1.15	to	1.65	24.09	to	23.48
	12/31/2009	883,877	9.22	to	9.09	8,094,719	—	1.15	to	1.65	42.79	to	42.08
	12/31/2008	1,024,328	6.46	to	6.40	6,586,614	0.07	1.15	to	1.65	(44.53)	to	(44.81)
	12/31/2007(1)	1,234,912	11.64	to	11.60	14,345,456	0.11	1.15	to	1.55	9.86	to	9.57
MFS® Growth Series
	12/31/2011	4,653,137	17.10	to	5.91	58,445,704	0.19	1.35	to	1.59	(1.65)	to	(1.88)
	12/31/2010	5,190,390	17.39	to	6.02	66,096,740	0.12	1.35	to	1.59	13.80	to	13.53
	12/31/2009	4,232,487	15.28	to	5.31	55,594,869	0.32	1.35	to	1.59	35.83	to	35.51
	12/31/2008	4,944,149	11.25	to	3.92	45,125,713	0.23	1.35	to	1.59	(38.29)	to	(38.41)
	12/31/2007	5,178,714	18.22	to	6.36	80,510,944	—	1.35	to	1.59	19.48	to	19.25
Oppenheimer Capital Appreciation
	12/31/2011	118,203	10.82	to	10.44	1,259,826	0.10	1.15	to	1.65	(2.49)	to	(2.97)
	12/31/2010	121,330	11.10	to	10.76	1,327,691	—	1.15	to	1.65	7.90	to	7.37
	12/31/2009	138,432	10.29	to	10.02	1,408,111	0.01	1.15	to	1.65	42.51	to	41.80
	12/31/2008	147,353	7.22	to	7.07	1,054,716	—	1.15	to	1.65	(46.31)	to	(46.58)
	12/31/2007	148,552	13.44	to	13.27	1,997,306	0.01	1.15	to	1.55	12.49	to	12.04

48

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Oppenheimer Main Street
	12/31/2011	38,234	$11.47	to	$11.06	$428,860	0.60%	1.15%	to	1.65%	(1.45)%	to	(1.93)%
	12/31/2010	55,003	11.64	to	11.28	626,910	1.05	1.15	to	1.65	14.51	to	13.95
	12/31/2009	88,705	10.16	to	9.90	885,458	1.53	1.15	to	1.65	26.53	to	25.90
	12/31/2008	82,368	8.03	to	7.86	652,233	1.19	1.15	to	1.65	(39.36)	to	(39.66)
	12/31/2007	79,063	13.24	to	13.07	1,034,389	0.65	1.15	to	1.55	2.90	to	2.49
Oppenheimer Main Street Small & Mid-Cap
	12/31/2011	177,408	13.31	to	12.84	2,325,120	0.40	1.15	to	1.65	(3.49)	to	(3.96)
	12/31/2010	197,969	13.80	to	13.37	2,693,891	0.43	1.15	to	1.65	21.66	to	21.06
	12/31/2009	253,922	11.34	to	11.05	2,847,047	0.63	1.15	to	1.65	35.32	to	34.65
	12/31/2008	188,049	8.38	to	8.20	1,562,093	0.28	1.15	to	1.65	(38.75)	to	(39.05)
	12/31/2007	196,416	13.67	to	13.50	2,658,616	0.10	1.15	to	1.55	(2.75)	to	(2.97)
PIMCO CommodityRealReturn® Strategy
	12/31/2011	1,228,630	11.60	to	11.19	13,991,905	13.95	1.25	to	1.75	(8.70)	to	(9.14)
	12/31/2010	1,360,860	12.71	to	12.32	17,021,762	15.34	1.25	to	1.75	22.99	to	22.38
	12/31/2009	1,531,274	10.33	to	10.07	15,611,769	4.76	1.25	to	1.75	39.77	to	39.08
	12/31/2008	1,944,637	7.39	to	7.24	14,224,468	4.25	1.25	to	1.75	(44.52)	to	(44.80)
	12/31/2007	2,260,947	13.32	to	13.15	29,876,152	4.56	1.25	to	1.65	21.64	to	21.15
PIMCO Low Duration
	12/31/2011	2,287,383	12.03	to	11.75	27,185,573	1.69	1.25	to	1.75	(0.13)	to	(0.62)
	12/31/2010	2,491,130	12.05	to	11.82	29,725,617	1.18	1.25	to	1.75	3.99	to	3.48
	12/31/2009	363,647	11.59	to	11.42	4,182,452	3.35	1.25	to	1.75	11.94	to	11.38
	12/31/2008	244,880	10.35	to	10.26	2,521,761	4.06	1.25	to	1.75	(1.71)	to	(2.20)
	12/31/2007(1)	211,334	10.52	to	10.49	2,219,123	4.66	1.25	to	1.65	4.87	to	4.59
PIMCO Real Return
	12/31/2011	2,622,047	14.18	to	13.68	36,507,884	2.16	1.25	to	1.75	10.30	to	9.76
	12/31/2010	3,124,333	12.86	to	12.46	39,541,487	1.39	1.25	to	1.75	6.78	to	6.25
	12/31/2009	2,716,455	12.04	to	11.73	32,280,234	3.15	1.25	to	1.75	16.93	to	16.34
	12/31/2008	3,960,671	10.30	to	10.08	40,369,634	3.48	1.25	to	1.75	(8.26)	to	(8.72)
	12/31/2007	3,213,544	11.22	to	11.08	35,771,660	4.50	1.25	to	1.65	9.23	to	8.79
PIMCO Total Return
	12/31/2011	27,052,303	14.35	to	13.84	417,328,227	2.62	1.25	to	1.75	2.34	to	1.83
	12/31/2010	31,486,630	14.02	to	13.59	475,731,158	2.41	1.25	to	1.75	6.78	to	6.26
	12/31/2009	35,925,184	13.13	to	12.79	506,933,234	5.25	1.25	to	1.75	12.66	to	12.10
	12/31/2008	34,735,661	11.65	to	11.41	436,971,934	4.45	1.25	to	1.75	3.44	to	2.93
	12/31/2007	34,182,794	11.26	to	11.12	424,572,728	4.77	1.25	to	1.65	7.35	to	6.92

49

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Pioneer Emerging Markets VCT
	12/31/2011	527,273	$10.32	to	$10.03	$5,356,584	—%	1.15%	to	1.65%	(24.48)%	to	(24.85)%
	12/31/2010	490,315	13.67	to	13.35	6,618,791	0.34	1.15	to	1.65	14.30	to	13.73
	12/31/2009	1,357,142	11.96	to	11.73	16,075,185	0.34	1.15	to	1.65	72.03	to	71.18
	12/31/2008	349,175	6.95	to	6.85	2,408,805	0.09	1.15	to	1.65	(58.80)	to	(59.01)
	12/31/2007	263,234	16.87	to	16.75	4,412,946	0.35	1.15	to	1.55	40.75	to	40.18
Pioneer Fund VCT
	12/31/2011	70,713	11.74	to	11.33	815,250	1.07	1.15	to	1.65	(5.63)	to	(6.09)
	12/31/2010	92,214	12.44	to	12.06	1,130,806	1.25	1.15	to	1.65	14.41	to	13.85
	12/31/2009	54,381	10.88	to	10.60	583,180	1.59	1.15	to	1.65	23.48	to	22.87
	12/31/2008	58,101	8.81	to	8.62	506,026	1.49	1.15	to	1.65	(35.15)	to	(35.48)
	12/31/2007	67,949	13.58	to	13.40	919,628	0.99	1.15	to	1.55	3.53	to	3.11
Pioneer High Yield VCT
	12/31/2011	203,135	13.07	to	12.60	2,614,426	5.15	1.20	to	1.70	(3.18)	to	(3.66)
	12/31/2010	223,702	13.50	to	13.08	2,979,049	5.67	1.20	to	1.70	16.29	to	15.72
	12/31/2009	899,362	11.61	to	11.30	10,305,477	5.47	1.20	to	1.70	58.37	to	57.58
	12/31/2008	174,082	7.33	to	7.17	1,266,242	8.97	1.20	to	1.70	(36.52)	to	(36.84)
	12/31/2007	214,527	11.54	to	11.39	2,458,090	4.95	1.20	to	1.60	4.29	to	3.87
Pioneer Real Estate Shares VCT
	12/31/2011	123,473	11.29	to	11.08	1,379,269	2.17	1.25	to	1.75	8.40	to	7.87
	12/31/2010	127,796	10.41	to	10.27	1,321,269	2.67	1.25	to	1.75	26.95	to	26.33
	12/31/2009	886,473	8.20	to	8.13	7,238,939	4.49	1.25	to	1.75	29.92	to	29.28
	12/31/2008(1)	802,269	6.31	to	6.29	5,054,778	4.51	1.25	to	1.75	(45.65)	to	(45.83)
Columbia Variable Portfolio Select Smaller-Cap Value
	12/31/2011(1)	1,076,729	8.68	to	8.68	9,346,714	—	1.55	to	1.59	(13.17)	to	(13.20)
TA AllianceBernstein Dynamic Allocation
	12/31/2011	17,537	9.51	to	9.33	165,000	0.78	1.25	to	1.75	0.41	to	(0.08)
	12/31/2010	20,064	9.47	to	9.34	188,580	5.31	1.25	to	1.75	7.80	to	7.27
	12/31/2009	16,774	8.78	to	8.70	146,595	4.10	1.25	to	1.75	29.54	to	28.89
	12/31/2008(1)	6,528	6.78	to	6.75	44,191	9.24	1.25	to	1.75	(35.42)	to	(35.64)
TA WMC Diversified Growth
	12/31/2011	9,000,989	8.63	to	8.47	76,980,283	0.32	1.25	to	1.75	(5.11)	to	(5.58)
	12/31/2010	9,043,781	9.10	to	8.97	81,718,176	—	1.25	to	1.75	16.03	to	15.46
	12/31/2009	—	7.84	to	7.77	—	—	1.25	to	1.75	27.30	to	26.66
	12/31/2008(1)	—	6.16	to	6.13	—	—	1.25	to	1.75	(43.19)	to	(43.38)

50

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Mid-Cap Growth
	12/31/2011	(1)	2,587,470	$10.00	to	$10.00	$25,874,699	0.80%	1.25%	to	1.75%	—%	to	—%
TA Systematic Small/Mid Cap Value
	12/31/2011		1,003,777	10.63	to	10.43	10,572,102	0.04	1.25	to	1.75	(4.06)	to	(4.53)
	12/31/2010		1,025,389	11.08	to	10.92	11,283,903	0.43	1.25	to	1.75	28.45	to	27.82
	12/31/2009		166,220	8.63	to	8.55	1,427,703	0.91	1.25	to	1.75	41.13	to	40.42
	12/31/2008	(1)	10,306	6.11	to	6.09	63,066	3.64	1.25	to	1.75	(41.36)	to	(41.55)
Wanger International
	12/31/2011		2,773,140	9.33	to	9.11	25,565,532	4.69	1.25	to	1.75	(15.67)	to	(16.09)
	12/31/2010		2,865,496	11.06	to	10.85	31,407,543	1.44	1.25	to	1.75	23.38	to	22.77
	12/31/2009		317,675	8.97	to	8.84	2,829,366	3.82	1.25	to	1.75	47.92	to	47.19
	12/31/2008		344,684	6.06	to	6.01	2,080,545	0.99	1.25	to	1.75	(46.31)	to	(46.58)
	12/31/2007	(1)	339,097	11.28	to	11.25	3,819,362	—	1.25	to	1.65	4.94	to	4.66
Wanger USA
	12/31/2011		751,866	13.51	to	13.03	9,977,437	—	1.25	to	1.75	(4.68)	to	(5.15)
	12/31/2010		803,708	14.18	to	13.74	11,219,245	—	1.25	to	1.75	21.83	to	21.23
	12/31/2009		874,711	11.64	to	11.33	10,046,300	—	1.25	to	1.75	40.46	to	39.76
	12/31/2008		973,586	8.28	to	8.11	7,980,080	—	1.25	to	1.75	(40.47)	to	(40.77)
	12/31/2007		296,518	13.91	to	13.73	4,087,479	—	1.25	to	1.65	4.02	to	3.60

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

51

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2010 Total Return Range
BlackRock Global Opportunities VI - Class I	9.03% to 9.75%

52

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee:

Subaccount	Fund Fee
American Funds Asset Allocation	0.15%
American Funds Bond	0.15%
American Funds Growth	0.15%
American Funds Growth-Income	0.15%
American Funds International	0.15%
Dreyfus VIF Appreciation	-0.10%
Eaton Vance VT Floating-Rate Income	-0.10%
Eaton Vance VT Large-Cap Value	-0.10%
Templeton Foreign Securities	-0.10%
Templeton Growth Securities	-0.10%
Janus Aspen Forty	-0.10%
Janus Aspen-Enterprise	-0.10%
Oppenheimer Capital Appreciation	-0.10%
Oppenheimer Main Street	-0.10%
Oppenheimer Main Street Small & Mid-Cap	-0.10%
Pioneer Emerging Markets VCT	-0.10%
Pioneer Fund VCT	-0.10%
Pioneer High Yield VCT	-0.05%

53

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

6. Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

54

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2011

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

55

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2011 and 2010

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Merrill Lynch Variable Annuity Separate Account B

Transamerica Advisors Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the BlackRock Money Market V.I. subaccount of Merrill Lynch Variable Annuity Separate Account B of Transamerica Advisors Life Insurance Company as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. The financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual fund’s transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market V.I. subaccount of Merrill Lynch Variable Annuity Separate Account B of Transamerica Advisors Life Insurance Company as of December 31, 2011, and the results of its operations and the changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2012

1

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Assets and Liabilities

December 31, 2011

BlackRock Money Market V.I.
Subaccount
Assets
Investment in securities:
Number of shares	3,355,311.924

Cost	$3,355,312

Investments in mutual funds, Level 1 prices quoted at net asset value	$3,355,312
Receivable for units sold	—

Total assets	3,355,312

Liabilities
Payable for units redeemed	—

$3,355,312

Net Assets:
Deferred annuity contracts terminable by owners	$3,355,312

Total net assets	$3,355,312

Accumulation units outstanding	207,616

Accumulation unit value	$16.161179

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011

BlackRock Money Market V.I. Subaccount
Net Assets as of January 1, 2010	$4,542,246

Investment Income:
Dividends	117
Investment Expenses:
Mortality and expense risk and other charges	28,857

Net investment income (loss)	(28,740)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	21
Realized gain (loss) on investments	—

Net realized capital gains (losses) on investments	21
Net change in unrealized appreciation/depreciation	—

Net Gain (Loss) on Investment	21
Increase (decrease) in net assets from operations	(28,719)

Increase (decrease) in net assets from contract transactions	(276,487)

Total increase (decrease) in net assets	(305,206)

Net Assets as of December 31, 2010	$4,237,040

Investment Income:
Dividends	1
Investment Expenses:
Mortality and expense risk and other charges	22,815

Net investment income (loss)	(22,814)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	89
Realized gain (loss) on investments	—

Net realized capital gains (losses) on investments	89
Net change in unrealized appreciation/depreciation	—

Net Gain (Loss) on Investment	89
Increase (decrease) in net assets from operations	(22,725)

Increase (decrease) in net assets from contract transactions	(859,003)

Total increase (decrease) in net assets	(881,728)

Net Assets as of December 31, 2011	$3,355,312

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2011

1.	Organization and Summary of Significant Accounting Policies

Organization

Merril Lynch life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of one investment subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in this specific individual subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA. Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Seprate Account.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I.	BlackRock Money Market V.I. Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolio of the Mutual Fund as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2011

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
BlackRock Money Market V.I.	$672,539	$1,554,268

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

3.	Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Money Market V.I.	1,160,751	(1,213,627)	(52,876)	1,272,437	(1,289,407)	(16,970)

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2011

4.	Financial Highlights

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Income Ratio*	Expense Ratio**	Total Return***
BlackRock Money Market V.I.
	12/31/2011	207,616	$16.16	$3,355,312	—%	0.65%	(0.64)%
	12/31/2010	260,492	16.27	4,237,040	—	0.65	(0.64)
	12/31/2009	277,462	16.37	4,542,246	0.16	0.65	(0.49)
	12/31/2008	349,180	16.45	5,744,443	2.48	0.65	1.80
	12/31/2007	306,383	16.15	4,951,677	4.70	0.65	4.12

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2011

5.	Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge, not to exceed $40, proportionately from the subaccounts’ unit values. An annual charge of .65% is deducted from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6.	Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2011

8.	Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™(ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Fund included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9

PART C

OTHER INFORMATION

Item 24. Financial Statements And Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 24

(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

(c)	Individual Retirement Annuity Endorsement. Note 1

(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

(h)	Tax-Sheltered Annuity Endorsement. Note 6

(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

(o)	Form of Contract Schedules to Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Rider. Note 8

(5)	Form of Application for the Flexible Premium Individual Deferred Variable Annuity. Note 7

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated By-laws of Transamerica Advisors Life Insurance Company. Note 23

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 21

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 21

(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Note 21

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 21

(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 21

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 21

(8)(a)	Amended General Agency Agreement. Note 9

(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc.. Note 1

(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc.. Note 1

(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc.. Note 9

(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc.. Note 1

(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc.. Note 10

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 9

(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 10

(m)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 11

(n)	Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 10

(n)(1)	Amendment No. 9 to Participation Agreement (AIM). Note 24

(o)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.. Note 1

(p)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. Note 10

(q)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. Note 10

(r)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. Note 10

(s)	Form of Participation Agreement Among MFS Variable Insurance Trust, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company. Note 1

(t)	Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Merrill Lynch Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. Note 10

(t)(1)	Amended and Restated Participation Agreement (MFS). Note 25

(u)	Form of Participation Agreement Among Merrill Lynch Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. Note 12

(v)	Amendment to the Participation Agreement Among Merrill Lynch Life Insurance Company and Hotchkis and Wiley Variable Trust. Note 10

(w)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(x)	Form of Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch Life Insurance Company. Note 12

(y)	Form of Participation Agreement Between Mercury Asset Management V.I. Funds, Inc. and Merrill Lynch Life Insurance Company. Note 6

(z)	Form of Participation Agreement Between Davis Variable Account Fund, Inc. and Merrill Lynch Life Insurance Company. Note 13

(aa)	Form of Participation Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 14

(bb)	Form of Participation Agreement Between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 13

(cc)	Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and Merrill Lynch Life Insurance Company. Note 15

(cc)(1)	Participation Agreement (Federated). Note 25

(dd)	Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and Merrill Lynch Life Insurance Company. Note 15

(ee)	Form of Participation Agreement Between Van Kampen Life Investment Trust and Merrill Lynch Life Insurance Company. Note 13

(ff)	Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 16

(gg)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(hh)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(ii)	Form of Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 17

(jj)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 18

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 17

(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and Merrill Lynch Life Insurance Company. Note 17

(mm)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 17

(nn)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Merrill Lynch Life Insurance Company. Note 18

(oo)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(pp)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 17

(qq)	Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 17

(rr)	Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and Merrill Lynch Life Insurance Company. Note 17

(ss)	Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 17

(tt)	Service Agreement by and between Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 2

(uu)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Merrill Lynch Life Insurance Company. Note 2

(vv)	Services Agreement between PIMCO Variable Insurance Trust and Merrill Lynch Life Insurance Company. Note 2

(xx)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(yy)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 19

(zz)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 20

(9)	Opinion and Consent of Counsel. Note 25

(10)(a)	Consent of Counsel. Note 25

(b)	Consent of independent registered public accounting firm. Note 25

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Note 24

Note 1.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) dated March 27, 2008.

Note 4.	Incorporated by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-43773) dated April 26, 1995.

Note 6.	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) dated April 13, 1999.

Note 7.	Filed with Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) dated March 2, 2001.

Note 8.	Filed with Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) dated October 8, 2002.

Note 9.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 1994.

Note 10.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No.333-90243) dated November 3, 1999.

Note 11.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No.33-43773) dated April 23, 1997.

Note 12.	Filed with Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) dated May 1, 1998.

Note 13.	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-90243) dated March 31, 2000.

Note 14.	Filed with Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-43773) dated April 30, 2001.

Note 15.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-90243) dated April 23, 2004.

Note 16.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-90243) dated April 21, 2006.

Note 17.	Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) dated April 17, 2007.

Note 18.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 19.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 20.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 21.	Filed with Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 2009.

Note 22.	Filed with Post-Effective Amendment No.33 to Form N-4 Registration Statement (File No. 33-43773) dated April 23, 2010.

Note 23.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 24.	Filed with Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No.33-43773) dated April 27, 2011.

Note 25.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer

Darin D. Smith	Director, Secretary, Division General Counsel and Vice President
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	AEGON USA Realty Advisors, LLC is the non-owner Manager	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.4675%) ; Monumental Life Insurance Company (8.5325%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Diversified Retirement Corporation	Delaware	100% AUSA Holding Company	Registered investment advisor

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments XXVI, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Sole Member - Investors Waranty of America, Inc.	Maintain property tax abatement

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Irrigation company

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant

Transamerica Distribution Finance – Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2012 was 30,633.
Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Shelley A. Mossman	(1)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	11,801,950	0	0	0

(1)	Fiscal Year 2011

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 20th day of April, 2012.

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY Depositor
*
Thomas A. Swank
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Thomas A. Swank	Director and President	, 2012

* Robert R. Frederick	Director and Senior Vice President	, 2012

* John T. Mallett	Director and Vice President	, 2012

* Eric J. Martin	Director, Treasurer, Vice President, Corporate Controller and Chief Financial Officer	, 2012

/s/ Darin D. Smith Darin D. Smith	Director, Vice President, Division General Counsel and Secretary	April 20, 2012

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 033-43773

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(cc)(1)	Participation Agreement (Federated)

8(t)(1)	Amended and Restated Participation Agreement (MFS)

9	Opinion and Consent of Counsel

10(a)	Consent of Counsel

10(b)	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.